Liberty Variable Investment Trust

                  Colonial Global Equity Fund, Variable Series
                Colonial Growth and Income Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
            Colonial International Fund for Growth, Variable Series
             Colonial International Horizons Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                Colonial Strategic Income Fund, Variable Series
              Colonial U.S. Growth & Income Fund, Variable Series
           Crabbe Huson Real Estate Investment Fund, Variable Series
                 Liberty All-Star Equity Fund, Variable Series
                      Newport Tiger Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series

                       SteinRoe Variable Investment Trust

                    Stein Roe Balanced Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series
              Stein Roe Mortgage Securities Fund, Variable Series Stein Roe Small Company Growth Fund, Variable Series

                                                                   Annual Report
                                                               December 31, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            Liberty Variable Investment Trust

    Portfolio Managers' Discussions:

     Colonial Global Equity Fund, Variable Series ......................      1

     Colonial Growth and Income Fund, Variable Series ..................     13

     Colonial High Yield Securities Fund, Variable Series ..............     23

     Colonial International Fund for Growth, Variable Series ...........     35

     Colonial International Horizons Fund, Variable Series .............     47

     Colonial Small Cap Value Fund, Variable Series ....................     59

     Colonial Strategic Income Fund, Variable Series ...................     71

     Colonial U.S. Growth and Income Fund, Variable Series .............     85

     Crabbe Huson Real Estate Investment Fund, Variable Series .........     96

     Liberty All-Star Equity Fund, Variable Series .....................    105

     Newport Tiger Fund, Variable Series ...............................    116

     Stein Roe Global Utilities Fund, Variable Series ..................    126


    Financial Statements:

     Colonial Global Equity Fund, Variable Series ......................      3

     Colonial Growth and Income Fund, Variable Series ..................     15

     Colonial High Yield Securities Fund, Variable Series ..............     25

     Colonial International Fund for Growth, Variable Series ...........     37

     Colonial International Horizons Fund, Variable Series .............     49

     Colonial Small Cap Value Fund, Variable Series ....................     61

     Colonial Strategic Income Fund, Variable Series ...................     73

     Colonial U.S. Growth & Income Fund, Variable Series ...............     87

     Crabbe Huson Real Estate Investment Fund, Variable Series .........     98

     Liberty All-Star Equity Fund, Variable Series .....................    107

     Newport Tiger Fund, Variable Series ...............................    118

     Stein Roe Global Utilities Fund, Variable Series ..................    128

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     SteinRoe Variable Investment Trust

   Portfolio Managers' Discussions:

    Stein Roe Balanced Fund, Variable Series .....................   137

    Stein Roe Growth Stock Fund, Variable Series .................   149

    Stein Roe Money Market Fund, Variable Series .................   158

    Stein Roe Mortgage Securities Fund, Variable Series ..........   166

    Stein Roe Small Company Growth Fund, Variable Series .........   176


   Financial Statements:

    Stein Roe Balanced Fund, Variable Series .....................   139

    Stein Roe Growth Stock Fund, Variable Series .................   151

    Stein Roe Money Market Fund, Variable Series .................   159

    Stein Roe Mortgage Securities Fund, Variable Series ..........   168

    Stein Roe Small Company Growth Fund, Variable Series .........   178

                Must be preceded or accompanied by a prospectus.
                     Liberty Funds Distributor, Inc. 2/00

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Contract Owner:

I am pleased to present the 1999 annual report of Liberty Variable Investment Trust and Stein Roe Variable Investment Trust.

On the pages that follow, you will find portfolio managers' discussions of fund performance, investment strategy and market conditions for each of the 17 series of the two trusts. We encourage you to review how your funds fared.

A Time to Cherish

Recently, the current United States economic expansion set a record for longevity. We have experienced nine years of economic growth, inflation has risen barely one point and national productivity gains continue.

If we have entered a new era, a new economic order, our substantial investment in technology is certainly one main reason. The first control on our inflation rate was the flood of competitive imports from the recession-burdened economies of Pacific Rim nations. Finally, the sensitive monetary policies of the Federal Reserve System have helped to keep our economy in order.

Consumer confidence is high, reflecting growth in real income and a strong job market. Consumer spending is strong, and business capital spending remains high. The real Gross Domestic Product of the United States is growing at approximately 4% year-over-year.

It is indeed a wonderful time to be making a living and investing for the future.

The Stock Market

As 1999 came to a close, there were records, rewards, and regrets for investors. The four major U.S. stock market benchmarks reached record highs. Initial public offerings also set standards for extravagance ($69 billion in new money raised), e-commerce envy (a 733% increase in one first-day offering price), and the largest U.S. public offering (by United Parcel Service).

The regrets of trading were reflected in the narrow scope of the market's advance. About half of the stocks in the S&P 500 declined in 1999. Although the Russell 2000 small-cap index set a record, its gain trailed other stock market averages for the sixth straight year.

The Bond Market

During the 12-month period ended December 31, 1999, most bonds succumbed to the pressure of inflation worries and rising interest rates. Stronger-than-expected U.S. economic growth, combined with the rebound of the Japanese, European and emerging market economies, prompted the Federal Reserve Board to raise interest rates in preemptive strikes against potential inflation. Bond prices, which move in the opposite direction of their yields, posted significant losses as a result.

Investing for Your Future

Whether you focus on the United States or the world economies, I encourage you to look at your annuity investment as you would your own business or property. Your investment is a long-term affair, measured not by a year, but by decades. On behalf of Liberty and Stein Roe, thank you for that commitment to us.

Sincerely,

/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
February 16, 2000

Because market and economic conditions change frequently, there can be no assurance that the trends described here will continue.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

Colonial Global Equity Fund, Variable Series(1), seeks long-term growth by investing primarily in global equity securities.

Fund Performance (as of December 31, 1999)

Inception date ..................................   6/1/99
Assuming reinvestment of all distributions
Cumulative total return since inception .........    12.57%
Net asset value per share on 12/31/99 ...........   $11.21
Net asset value per share on 6/1/99 .............   $10.00

Portfolio Manager's Discussion

     Nicolas Ghajar is the portfolio manager of Colonial Global Equity Fund, Variable Series and an assistant vice president of Colonial Management Associates, Inc. Prior to managing the Fund, Mr. Ghajar was an equity analyst of various equity funds since 1992.

What was the investing environment like?

     Conditions for the global markets changed dramatically during 1999. At the very beginning of the year, most observers were calling for weak global economic growth, with many predicting deflationary conditions. Almost immediately, however, that view changed as the U.S. economy strengthened and the previously troubled Japanese, European and emerging market economies showed signs of being on the mend. Japan recovered at a much faster-than-expected rate, primarily because of falling interest rates, tax cuts and other government-sponsored programs designed to stimulate the economy. In addition, the benefits of corporate restructuring began to show in better corporate earnings. Higher than expected GDP growth helped strengthen demand, pushing commodity prices higher during the first half of the year, helping to firm many commodity-based emerging market economies. Europe, although weak throughout much of 1999, picked up somewhat in the final quarter of the year.

What was the Fund's strategy during the period?

     The Fund was well positioned in technology and telecommunications stocks from across the world. The strong performance of these stocks dominated world markets in 1999. In the U.S., for example, EMC (1.5% of net assets) and Microsoft (1.0% of net assets) were among our best performers. In Japan, we saw good gains from Canon (0.5% of net assets), Sony (1.6% of net assets) and others. Beyond our technology and telecom holdings, we remained broadly diversified in Japan, investing in export-oriented stocks that could benefit from a weak yen as well as domestically-oriented stocks that benefited from the economy's recovery. Our emerging market investments were diversified among paper, steel, energy and other cyclical stocks from Brazil, Mexico and Thailand.

What is your outlook?

     We anticipate continued strong economic recovery worldwide. In our view, Japan will continue to strengthen and corporate restructuring will result in better profitability for companies. Furthermore, Japan's strength will likely translate to better economic trends in Asia. Europe is poised to be one of this year's best performers because of lower interest rates, restructuring a weaker currency that helps export-oriented markets and M&A activities. In addition, we believe that telecommunications and technology stocks still have a lot of momentum left. We also think that better economic worldwide growth should translate into higher commodity prices. The Fund's diversified structure between telecommunications, technology and commodity-related stocks may enable it to benefit from those trends.

(1) Global investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions, as well as by currency fluctuations.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                Colonial Global Equity Fund, Variable Series vs.
            Morgan Stanley Capital International (MSCI) World (GDP)

Change in value of a $10,000 investment from 6/01/99-12/31/99

---------------------------------------------------

      Cumulative Total Returns on December 31, 1999
          Life          1 Year          3 Years
         12.57%          N/A              N/A

---------------------------------------------------

[LINE CHART PLOT POINTS]

                    Colonial Global        MSCI
                      Equity Fund,        World
                    Variable Series        GDP
$14,000    6/99           10000           10000
$13,000    7/99            9856           10064
$12,000    8/99            9732           10069
$11,000    9/99            9579           10073
$10,000   10/99            9809           10521
$ 9,000   11/99           10058           10838
$ 8,000   12/99           11257           12380

[END PLOT POINTS]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International (MSCI) World (GDP) Index is an unmanaged price index that tracks the performance of global stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
/ December 31, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares          Value
                                                                        ---------   --------------   ----------
COMMON STOCKS--78.3%
Construction--0.9%
Building Construction--0.5%
Centex Corp. ........................................................                    1,400       $   34,563
                                                                                                     ----------
Special Trade Contractors--0.4%
Tomkins PLC (a) .....................................................       UK           8,000           25,848
                                                                                                     ----------
Finance, Insurance & Real Estate--14.6%
Depository Institutions--5.9%
AmSouth Bancorporation ..............................................                    1,871           36,134
Argentaria, Caja Postal y
   Banco Hipotecario de
   Espana SA ........................................................       Sp           1,300           30,522
Banque Nationale de Paris ...........................................       Fr             377           34,753
Banque Nationale de Paris-
   CVG ..............................................................       Fr             169              779
Chase Manhattan Corp. ...............................................                      700           54,381
Cie Financiere de Paribas ...........................................       Fr              10            1,116
HSBC Holdings PLC (b) ...............................................       UK           3,000           41,825
Lloyds TSB Group PLC ................................................       UK           2,000           24,846
Standard Chartered PLC ..............................................       UK           2,000           31,018
Svenska Handelsbanken ...............................................       Sw           2,400           30,175
The Bank of Tokyo
   Mitsubishi .......................................................       Ja           4,000           55,718
Union Bank of Switzerland ...........................................       Sz             100           27,039
UniCredito Italiano SPA .............................................       It           6,500           31,948
Washington Mutual, Inc. .............................................                    1,200           31,200
                                                                                                     ----------
                                                                                                        431,454
                                                                                                     ----------
Holding & Other Investment Offices--0.4%
Zurich Allied AG ....................................................       Sz              50           28,548
                                                                                                     ----------
Insurance Carriers--2.4%
Allstate Corp. ......................................................                    1,700           40,800
American International
   Group, Inc. ......................................................                      500           54,063
AXA .................................................................       Fr             260           36,213
International Nederlanden
   Groep ............................................................       Ne             700           42,225
                                                                                                     ----------
                                                                                                        173,301
                                                                                                     ----------
Investment Companies--2.3%
Irish Investment Fund, Inc. .........................................       Ir           1,800           27,563
Korea Fund, Inc. ....................................................       Ko           3,100           52,700
Taiwan Fund, Inc. ...................................................       Tw           3,000           61,125
Thai Fund ...........................................................       Th           3,200           25,000
                                                                                                     ----------
                                                                                                        166,388
                                                                                                     ----------
Nondepository Credit Institutions--1.3%
Associates First Capital Corp.                                                           1,400           38,413
Nichiei Co., Ltd. ...................................................       Ja             400            8,686
Promise Co., Ltd. ...................................................       Ja           1,000           50,866
                                                                                                     ----------
                                                                                                         97,965
                                                                                                     ----------

                                                                         Country
                                                                         Abbrev.        Shares          Value
                                                                        ---------   --------------   ----------
Real Estate--2.3%
Cheung Kong Holdings Ltd.                                                   HK           8,000       $  101,627
New World Development
   Co., Ltd. ........................................................       HK          28,000           63,035
                                                                                                     ----------
                                                                                                        164,662
                                                                                                     ----------
Manufacturing--35.6%
Chemicals and Allied Products--6.5%
Akzo Nobel NV .......................................................       Ne             700           35,082
Aventis SA ..........................................................       Fr             660           38,324
BASF AG .............................................................       G              750           38,493
Clorox Co. ..........................................................                    1,000           50,375
E.I. DuPont De Nemours &
   Co. ..............................................................                      467           30,764
Kao Corp. ...........................................................       Ja           2,000           57,028
Merck & Co., Inc. ...................................................                      600           40,238
Novartis ............................................................       Sz              25           36,754
Pharmacia & Upjohn, Inc. ............................................                    1,000           45,000
Schering-Plough Corp. ...............................................                    1,100           46,406
Warner-Lambert Co. ..................................................                      700           57,356
                                                                                                     ----------
                                                                                                        475,820
                                                                                                     ----------
Communications Equipment--4.3%
Lucent Technologies, Inc. ...........................................                      800           59,850
Racal Electronics PLC ...............................................       UK           7,000           62,762
Sony Corp. ..........................................................       Ja             390          115,592
Telefonakteibolaget LM
   Ericsson .........................................................       Sw           1,100           72,256
                                                                                                     ----------
                                                                                                        310,460
                                                                                                     ----------
Electrical Industrial Equipment--1.1%
General Electric Co. ................................................                      500           77,375
                                                                                                     ----------
Electronic Components--0.7%
Royal Philips Electronics NV
   NY Shares ........................................................                      400           54,000
                                                                                                     ----------
Food & Kindred Products--2.5%
Bass PLC ............................................................       UK           3,000           37,754
Diageo PLC ..........................................................       UK           3,000           24,235
Groupe Danone .......................................................       Fr             130           30,613
Kellogg Co. .........................................................                    1,500           46,219
PepsiCo, Inc. .......................................................                    1,200           42,300
                                                                                                     ----------
                                                                                                        181,121
                                                                                                     ----------
Furniture & Fixtures--0.7%
Furniture Brands
   International, Inc. (a) ..........................................                    2,300           50,600
                                                                                                     ----------
Household Appliances--0.5%
Electrolux AB, Series B .............................................       Sw           1,500           37,718
                                                                                                     ----------
Machinary & Computer Equipment--5.1%
Canon, Inc. .........................................................       Ja           1,000           39,715
EMC Corp. (a) .......................................................                    1,000          109,250

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
/ December 31, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev         Shares         Value
                                                                        ---------   --------------   ----------
Hewlett-Packard Co. .................................................                      400       $   45,575
International Business
   Machines Corp. ...................................................                      400           43,200
Invensys PLC ........................................................      UK            9,000           47,690
Mannesmann AG .......................................................      G               350           84,357
                                                                                                     ----------
                                                                                                        369,787
                                                                                                     ----------
Measuring & Analyzing Instruments--0.5%
Fuji Photo Film Co., Ltd. ...........................................      Ja            1,000           36,487
                                                                                                     ----------
Paper Products--1.5%
Aracruz Celulose SA, ADR ............................................      Bz            2,000           52,500
Royal Koninklijke PTT
   Nederland NV .....................................................      Ne              600           58,509
                                                                                                     ----------
                                                                                                        111,009
                                                                                                     ----------
Petroleum Refining--3.0%
Amerada Hess Corp. ..................................................                    1,000           56,750
BP Amoco PLC, ADR ...................................................      UK              600           35,588
Compagnie Francaise de
   Petroleum, Total B ...............................................      Fr              250           33,336
ENI SPA .............................................................      It            5,000           27,388
Royal Dutch Petroleum Co. ...........................................      Ne              500           30,618
Texaco, Inc. ........................................................                      700           38,019
                                                                                                     ----------
                                                                                                        221,699
                                                                                                     ----------
Primary Metal--1.6%
Acerinox SA .........................................................      Sp            1,200           47,822
Pirelli SPA .........................................................      It           11,000           29,856
Pohang Iron & Steel Co.,
   Ltd., ADR ........................................................      Ko            1,100           38,500
                                                                                                     ----------
                                                                                                        116,178
                                                                                                     ----------
Rubber & Plastic--1.1%
Illinois Tool Works, Inc. ...........................................                    1,212           81,886
                                                                                                     ----------
Stone, Clay, Glass, & Concrete--1.9%
Cemex SA ............................................................      Mx            7,500           41,953
Hanson PLC ..........................................................      UK            3,000           25,154
Holderbank Financiere
   Glaris AG ........................................................      Sz               25           34,270
Lafarge SA ..........................................................      Fr              310           36,064
                                                                                                     ----------
                                                                                                        137,441
                                                                                                     ----------
Transportation Equipment--4.6%
DaimlerChrysler AG ..................................................      G               500           38,845
Dana Corp. ..........................................................                      600           17,963
Ford Motor Co. ......................................................                      900           48,094
GKN PLC .............................................................      UK            3,000           46,720
General Dynamics Corp. ..............................................                      500           26,375
Honda Motor Co. Ltd. ................................................      Ja            1,000           37,171
MAN AG ..............................................................      G             1,300           48,798
Textron, Inc. .......................................................                      300           23,006
United Technologies Corp. ...........................................                      700           45,500
                                                                                                     ----------
                                                                                                        332,472
                                                                                                     ----------

                                                                         Country
                                                                         Abbrev.        Shares         Value
                                                                        ---------    ------------   -----------
Mining & Energy--2.3%
Crude Petroleum & Natural Gas--0.3%
Conoco, Inc., Class B ...............................................                      982       $   24,427
                                                                                                     ----------
Nonmetallic, Except Fuels--0.7%
Potash Corp. of
   Saskatchewan, Inc. ...............................................      Ca            1,100           53,006
                                                                                                     ----------
Oil & Gas Extraction--0.1%
Transocean Sedco Forex,
   Inc. .............................................................                      194            6,522
                                                                                                     ----------
Oil & Gas Field Services--1.2%
Petroleum Geo-Services (a) ..........................................      No            1,900           33,827
Schlumberger Ltd. ...................................................                    1,000           56,250
                                                                                                     ----------
                                                                                                         90,077
                                                                                                     ----------
Retail Trade--4.1%
Apparel & Accessory Stores--1.0%
Hennes & Mauritz AB,
   Class B (a) ......................................................      Sw            2,200           73,674
                                                                                                     ----------
Food Stores--1.3%
Safeway, Inc. (a) ...................................................                      900           32,006
Tesco PLC ...........................................................      UK           12,000           36,446
Vendex International NV .............................................      Ne            1,000           26,568
                                                                                                     ----------
                                                                                                         95,020
                                                                                                     ----------
General Merchandise Stores--1.1%
Wal-Mart Stores, Inc. ...............................................                    1,200           82,950
                                                                                                     ----------
Miscellaneous Retail--0.7%
Imasco Ltd. .........................................................      Ca            1,300           35,884
Rite Aid Corp. ......................................................                    1,100           12,306
                                                                                                     ----------
                                                                                                         48,190
                                                                                                     ----------
Services--4.8%
Amusement & Recreation--0.3%
Hilton Group PLC ....................................................      UK            7,000           22,730
                                                                                                     ----------
Computer Related Services--0.8%
Cap Gemini SA .......................................................      Fr              230           58,328
                                                                                                     ----------
Computer Software--3.7%
Compuware Corp. (a) .................................................                    1,500           55,875
Microsoft Corp. .....................................................                      600           70,050
Misys PLC ...........................................................      UK            3,000           46,575
SAP AG ..............................................................      G               150           73,816
SunGard Data Systems,
   Inc. (a) .........................................................                    1,100           26,125
                                                                                                     ----------
                                                                                                        272,441
                                                                                                     ----------
Transportation, Communications, Electric,
   Gas & Sanitary Services--16.0%
Communications--1.9%
Carlton Communications
   PLC ..............................................................      UK            4,000           38,869
Viacom, Inc. Class A (a) ............................................                      800           48,350
Vodafone AirTouch PLC ...............................................      UK           10,000           49,278
                                                                                                     ----------
                                                                                                        136,497
                                                                                                     ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
/ December 31, 1999
--------------------------------------------------------------------------------

                                                                           Country
                                                                           Abbrev.    Shares       Value
                                                                          ---------   --------   ----------
Electric Services--1.7%
Endesa SA .............................................................      Sp        1,400     $   27,769
Korea Electric Power Corp.,
   ADR ................................................................      Ko        3,200         53,600
Texas Utilities Co. ...................................................                1,200         42,675
                                                                                                 ----------
                                                                                                    124,044
                                                                                                 ----------
Gas Services--1.0%
BG PLC ................................................................      UK        4,444         28,397
NICOR, Inc. ...........................................................                1,300         42,250
                                                                                                 ----------
                                                                                                     70,647
                                                                                                 ----------
Motor Freight & Warehousing--0.5%
CNF Transportation, Inc. ..............................................                1,100         37,950
                                                                                                 ----------
Telecommunications--10.9%
Bell Atlantic Corp. ...................................................                  900         55,406
British Telecommunications
   PLC ................................................................      UK        2,000         47,876
COLT Telecom Group
   PLC (a) ............................................................      UK        2,000        102,423
Cable & Wireless HKT Ltd. .............................................      HK       13,000         37,944
France Telecom SA .....................................................      Fr          390         51,532
MCI WorldCom, Inc. (a) ................................................                1,050         55,716
Nippon Telegraph &
   Telephone Corp. ....................................................      Ja            4         68,473
Nokia Oyj .............................................................      Fi          700        126,800
Philippine Long Distance
   Telephone Co. ADR ..................................................      Ph        1,800         46,575
Telecel-Comunicacaoes
   Pessoais, SA .......................................................      Pt        2,000         34,840
Telecom Italia SPA ....................................................      It        3,000         42,116
Telecomunicacoes Brasileiras
   SA .................................................................      Bz          450         57,825
Telefonos de Mexico SA ................................................      Mx       11,100         62,090
                                                                                                 ----------
                                                                                                    789,616
                                                                                                 ----------
Total Common Stocks
   (cost of $4,972,015) (c) ................................................................      5,702,901
                                                                                                 ----------

                                          Country
                                          Abbrev.         Par           Value
                                         ---------   ------------   -----------
SHORT-TERM OBLIGATIONS--21.1%
Federal Home Loan Bank Discount
   Note, 1.500% 1/3/00 (d) .....................     $ 500,000      $  499,938
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99, due
   1/3/00 at 2.500%, collateralized by
   Treasury bonds and/or notes with
   various maturities to 2021, market
   value $1,057,414 (repurchase
   proceeds $1,036,216) ........................     1,036,000       1,036,000
                                                                    ----------
Total Short-Term Obligations ..................................      1,535,938
                                                                    ----------
Other Assets & Liabilities, Net--0.6% .........................         44,678
                                                                    ----------
Net Assets--100.0% ............................................     $7,283,517
                                                                    ==========

Notes to Investment Portfolio:
(a) Non-income producing
(b) The value of this security represents fair market value as determined in good faith under the direction of the Trustees
(c) Cost for federal income tax purposes is the same.
(d) Rate represents yield at date of purchase.

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
/ December 31, 1999
--------------------------------------------------------------------------------

                       Summary of Securities by Country

                                                                 % of Total
                                     Country                     Securities
Country                              Abbrev.        Value         at Value
---------------------------------   ---------   -------------   -----------
  United States .................                $2,074,513          36.4
  United Kingdom ................      UK           776,034          13.6
  Japan .........................      Ja           469,736           8.2
  France ........................      Fr           321,058           5.6
  Germany .......................      G            284,309           5.0
  Sweden ........................      Sw           213,823           3.8
  Hong Kong .....................      HK           202,606           3.6
  Netherlands ...................      Ne           193,002           3.4
  Korea .........................      Ko           144,800           2.5
  Italy .........................      It           131,308           2.3
  Finland .......................      Fi           126,800           2.2
  Switzerland ...................      Sz           126,611           2.2
  Brazil ........................      Bz           110,325           1.9
  Spain .........................      Sp           106,113           1.9
  Mexico ........................      Mx           104,043           1.8
  Canada ........................      Ca            88,890           1.6
  Taiwan ........................      Tw            61,125           1.1
  Philippines ...................      Ph            46,575           0.8
  Portugal ......................      Pt            34,840           0.6
  Norway ........................      No            33,827           0.6
  Ireland .......................      Ir            27,563           0.5
  Thailand ......................      Th            25,000           0.4
                                                 ----------         -----
                                                 $5,702,901         100.0
                                                 ==========         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
/ December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $4,972,015) ........................     $5,702,901
Short-term obligations ...........................................................      1,535,938
Cash (including foreign currencies) ..............................................            524
Receivable for fund shares sold ..................................................         46,200
Dividends, tax reclaims and interest receivable ..................................         13,860
                                                                                       ----------
  Total assets ...................................................................      7,299,423
                                                                                       ----------
Liabilities:
Payable to Manager ...............................................................          2,977
Payable for fund shares repurchased ..............................................              7
Management fee payable ...........................................................            331
Service fee payable ..............................................................          1,378
Accrued expenses payable .........................................................          9,406
Other liabilities ................................................................          1,807
                                                                                       ----------
  Total liabilities ..............................................................         15,906
                                                                                       ----------
Net assets .......................................................................     $7,283,517
                                                                                       ==========
Net assets represented by:
 Paid-in capital .................................................................     $6,562,051
 Accumulated overdistributed net investment income ...............................         (9,302)
 Accumulated net realized losses on investments and foreign currency transactions              (1)
 Net unrealized appreciation on investments and foreign currency transactions ....        730,769
                                                                                       ----------
Total net assets applicable to outstanding shares of beneficial interest .........     $7,283,517
                                                                                       ==========
Shares of beneficial interest outstanding ........................................        649,541
                                                                                       ==========
Net asset value per share ........................................................     $    11.21
                                                                                       ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1999*
--------------------------------------------------------------------------------

Investment income:
Dividends ................................................................................    $  44,848
Interest .................................................................................       19,068
                                                                                              ---------
  Total investment income (net of nonrebatable foreign taxes withheld at source which
   amounted to $2,982) ...................................................................       63,916
                                                                                              ---------
Expenses:
 Management fee ..........................................................................       31,164
 Bookkeeping fee .........................................................................       15,750
 Service fee .............................................................................        7,044
 Transfer agent fee ......................................................................        4,375
 Audit fee ...............................................................................        8,003
 Printing expense ........................................................................          620
 Trustees' expense .......................................................................        2,248
 Custodian fee ...........................................................................        2,311
 Legal fee ...............................................................................          150
 Miscellaneous expense ...................................................................          243
                                                                                              ---------
  Total expenses .........................................................................       71,908
                                                                                              ---------
Less:
 Expenses reimbursable by Manager ........................................................      (27,096)
                                                                                              ---------
Net expenses .............................................................................       44,812
                                                                                              ---------
Net investment income ....................................................................       19,104
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments .......................................................          893
 Net realized losses on foreign currency transactions ....................................       (3,287)
 Net change in unrealized appreciation/depreciation on investments and foreign currency         730,769
  transactions                                                                                ---------
Net increase in net assets resulting from operations .....................................    $ 747,479
                                                                                              =========

* For the period from the commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                                 Period
                                                                                                 Ended
                                                                                              December 31,
                                                                                                 1999*
                                                                                             -------------
Operations:
 Net investment income ...................................................................    $   19,104
 Net realized gains on investments .......................................................           893
 Net realized losses on foreign currency transactions ....................................        (3,287)
 Net change in unrealized appreciation/depreciation on investments and foreign currency
  transactions ...........................................................................       730,769
                                                                                              ----------
Net increase in net assets resulting from operations .....................................       747,479
                                                                                              ----------
Distributions declared from:
 Net investment income ...................................................................       (27,304)
 Net realized gains on investments .......................................................          (894)
                                                                                              ----------
Total distributions ......................................................................       (28,198)
                                                                                              ----------
Fund share transactions:
 Proceeds from fund shares sold ..........................................................     6,617,664
 Cost of fund shares repurchased .........................................................       (81,626)
 Distributions reinvested ................................................................        28,198
                                                                                              ----------
Net increase in net assets resulting from fund share transactions ........................     6,564,236
                                                                                              ----------
Total increase in net assets .............................................................     7,283,517
Net assets:
 Beginning of period .....................................................................            --
                                                                                              ----------
 End of period ...........................................................................    $7,283,517
                                                                                              ==========
Accumulated overdistributed net investment income included in ending net assets ..........    $   (9,302)
                                                                                              ==========
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................................       654,515
 Shares repurchased ......................................................................        (7,575)
 Distributions reinvested ................................................................         2,601
                                                                                              ----------
Net increase .............................................................................       649,541
                                                                                              ==========

* For period from the commencement of operations, June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

     Organization--Colonial Global Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

     Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

     Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

     Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

     Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation paid to Affiliates

     Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

     Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

     Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

     Service fee--Effective July 1, 1999, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a service fee totaling 0.25% annually of the Fund's net assets as of the 20th of each month.

     Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (excluding service fee) exceed 1.15% annually of the Fund's average daily net assets.

     Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

     Investment activity--During the period ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $5,002,873 and $31,751, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $1,072,689
     Gross unrealized depreciation       (341,803)
                                       ----------
      Net unrealized appreciation      $  730,886
                                       ----------

     Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                        Period
                                                                        Ended
                                                                     December 31,
                                                                       1999***
                                                                    -------------
Per share operating performance:
Net asset value, beginning of period .............................     $ 10.00
                                                                       -------
Net investment income (a) ........................................        0.04
Net realized and unrealized gains on investments .................        1.22
                                                                       -------
Total from investment operations .................................        1.26
                                                                       -------
Less distributions:
 Dividends from net investment income ............................       (0.05)
 Dividends from net realized gains ...............................       (0.00)
                                                                       -------
Total distributions ..............................................       (0.05)
                                                                       -------
Net asset value, end of period ...................................     $ 11.21
                                                                       =======
Total return:
 Total investment return (b)(c) ..................................       12.57%**

Ratios/supplemental data:
Net assets, end of period (000's) ................................     $ 7,284
Ratio of expenses to average net assets (d)(e) ...................        1.40%*
Ratio of net investment income to average net assets (d) .........        0.55%*
Portfolio turnover ratio .........................................           1%**

   * Annualized.
  ** Not annualized.
 *** For period from the commencement of operations, June 1, 1999 to December
     31, 1999.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 2.23% (annualized).

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

68% of the ordinary income distributed by the Fund in the year ended December 31, 1999 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Global Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Growth and Income Fund, Variable Series(1), seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

Fund Performance (as of December 31, 1999)

Inception date ................................   7/1/93
Assuming reinvestment of all distributions
   12-month total return ......................     5.55%
Net asset value per share on 12/31/99 .........   $13.18
Net asset value per share on 12/31/98 .........   $16.39

Portfolio Manager's Discussion

     Scott Schermerhorn is the portfolio manager of Colonial Growth and Income Fund, Variable Series and is a senior vice president of Colonial Management Associates, Inc.

What was the investment environment like over the past 12 months?

     Once again, the stock market was sharply divided with large-cap growth stocks and technology stocks performing exceptionally well. Most other stocks, value stocks included, experienced lackluster performance. In this environment, we remained true to our disciplined management approach. We sought companies with solid management and good business plans that are currently out of favor with the market. Should these companies return to favor, we believe that long-term investors may benefit from our commitment to this investment style.

What was the Fund's strategy during the period?

     We acquired energy stocks in early 1999 when market action had severely depressed prices. The prices of these stocks recovered in the spring due to the concerted effort of the Organization of Petroleum Exporting Companies (OPEC) to get oil supply in-line with demand. This, in turn, helped oil prices and energy stock prices return to more normal levels. The Fund's performance benefited from these holdings.

     Concerned about rising inflation fears, we pared down our exposure to financial services companies beginning in the second quarter of 1999. One catalyst of earnings growth for financial companies is declining interest rates. As the Fed switched from a bias toward lowering rates to a bias of raising rates, we felt that these stocks would be less attractive to the market. This decision proved prudent as many financial services stocks lost ground.

     Rising interest rates imply strong economic growth, and the performance of many stocks over the past several months bears that out. Traditional cyclical stocks like steel and paper should have benefited from this type of growth environment, but did not. We bought several quality cyclical names during the period and are currently overweighted in this sector. We believe these stocks will benefit as investors realize their strength and earning potential.

What is your outlook for the period ahead?

     With economic growth still strong, many analysts look for further hikes in interest rates early in the year 2000. While significant rises could hurt the stock market, smaller ones could slow growth to a more favorable rate. This could benefit many value-oriented sectors the Fund emphasizes, like energy, steel and paper. We believe these factors present a compelling argument for investors to stay diversified with a portion of their portfolio devoted to value stock investing.

(1) An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in the financial strength of issuers of lower rated bonds, foreign, political and economic developments, may affect Fund performance.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       Colonial Growth and Income Fund, Variable Series vs. S&P 500 Index

Change in value of a $10,000 investment from 7/1/93-12/31/99

------------------------------------------------
Average Annual Total Return on December 31, 1999

    Life            1 Year             5 Years
    14.52%           5.55%              18.32%
------------------------------------------------

[LINE CHART PLOT POINTS]

                     Colonial Growth
                     and Income Fund,        S&P
                     Variable Series         500
$40,000   7/93             10000            10000
$30,000                    10457            10379
$20,000                    10466            10299
$10,000                    10606            10512
$     0                    10337            10412
          12/93            10428            10538
                           10781            10897
                           10630            10601
                           10267            10140
                           10347            10270
                           10267            10437
          6/94             10045            10182
                           10327            10516
                           10709            10946
                           10508            10679
                           10497            10918
                           10145            10520
          12/94            10348            10676
                           10461            10953
                           10864            11379
                           11101            11714
                           11380            12059
                           11710            12540
          6/95             12029            12831
                           12370            13256
                           12555            13289
                           12783            13850
                           12793            13800
                           13381            14404
          12/95            13455            14682
                           13978            15181
                           14139            15322
                           14128            15470
                           14374            15697
                           14642            16100
          6/96             14610            16162
                           13926            15447
                           14365            15773
                           14846            16660
                           15167            17119
                           15862            18412
          12/96            15863            18047
                           16387            19174
                           16569            19325
                           15797            18533
                           16501            19637
                           17557            20837
          6/97             18409            21764
                           19419            23495
                           18998            22179
                           19885            23392
                           19294            22611
                           19806            23658
          12/97            20457            24065
                           20511            24329
                           21885            26083
                           22432            27419
                           22618            27699
                           22166            27222
          6/98             22498            28327
                           21925            28027
                           18713            23977
                           19446            25514
                           20660            27586
                           21686            29258
          12/98            22736            30943
                           23166            32236
                           22139            31234
                           22680            32483
                           23428            33740
                           23344            32944
          6/99             24565            34772
                           23982            33687
                           23594            33519
                           23179            32600
                           24358            34664
                           24013            35368
          12/99            24168            37298

[END PLOT POINTS]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                  Country
                                  Abbrev.    Shares        Value
                                 ---------  ---------   ------------
COMMON STOCKS--99.7%
Finance, Insurance & Real Estate--15.6%
Depository Institutions--3.1%
First Union Corp. ..............               62,800   $  2,060,625
J.P. Morgan & Co., Inc. ........               14,800      1,874,050
Washington Mutual, Inc. ........               84,500      2,197,000
                                                        ------------
                                                           6,131,675
                                                        ------------
Insurance Agents & Brokers--1.1%
Marsh & McLennan
   Companies, Inc. .............               22,800      2,181,675
                                                        ------------
Insurance Carriers--9.3%
Allstate Corp. .................              107,200      2,572,800
MBIA, Inc. .....................               38,000      2,006,875
Travelers Property Casualty
   Corp. .......................              104,200      3,568,850
United Healthcare Corp. ........               99,300      5,275,312
UnumProvident Corp. ............               74,600      2,391,862
XL Capital Ltd. Class A ........               49,800      2,583,375
                                                        ------------
                                                          18,399,074
                                                        ------------
Nondepository Credit Institutions--2.1%
Associates First Capital Corp.                 52,424      1,438,383
Freddie Mac ....................               56,200      2,644,912
                                                        ------------
                                                           4,083,295
                                                        ------------
Manufacturing--55.5%
Apparel--0.9%
Liz Claiborne, Inc. ............               47,300      1,779,662
                                                        ------------
Chemicals & Allied Products--8.1%
Abbott Laboratories ............              138,100      5,014,756
Merck & Co., Inc. ..............               42,200      2,830,037
Monsanto Co. ...................               65,500      2,333,437
Mylan Laboratories .............              104,200      2,624,537
Sherwin-Williams Co. ...........              147,000      3,087,000
                                                        ------------
                                                          15,889,767
                                                        ------------
Communications Equipment--2.1%
Motorola, Inc. .................               27,700      4,078,825
                                                        ------------
Electrical Industrial Equipment--1.2%
Emerson Electric Co. ...........               40,700      2,335,162
                                                        ------------
Fabricated Metal--1.3%
Newell Rubbermaid, Inc. ........               88,300      2,560,700
                                                        ------------
Food & Kindred Products--10.0%
Bestfoods ......................               80,300      4,220,768
Conagra, Inc. ..................              126,700      2,858,669
Corn Products International,
   Inc. ........................               66,700      2,184,425
Nabisco Holdings Corp. .........               73,500      2,324,438
PepsiCo, Inc. ..................               95,900      3,380,475
Philip Morris Companies,
   Inc. ........................              125,100      2,900,756
Tyson Foods, Inc. ..............              114,200      1,855,750
                                                        ------------
                                                          19,725,281
                                                        ------------

                                  Country
                                  Abbrev.     Shares       Value
                                 --------- -----------  ------------
Household Appliances--1.4%
Whirlpool Corp. ................               42,700   $  2,778,169
                                                        ------------
Machinery & Computer Equipment--2.3%
Compaq Computer Corp. ..........               98,400      2,662,950
Hewlett-Packard Co. ............               16,500      1,879,969
                                                        ------------
                                                           4,542,919
                                                        ------------
Measuring & Analyzing Instruments--2.8%
Eastman Kodak Co. ..............               49,400      3,272,750
Raytheon Co. Class A ...........               90,400      2,243,050
                                                        ------------
                                                           5,515,800
                                                        ------------
Miscellaneous Manufacturing--1.5%
Mattel, Inc. ...................              224,300      2,943,938
                                                        ------------
Paper Products--6.1%
International Paper Co. ........               76,500      4,317,469
Kimberly Clark Corp. ...........               57,500      3,751,875
Temple-Inland, Inc. ............               59,100      3,896,906
                                                        ------------
                                                          11,966,250
                                                        ------------
Petroleum Refining--7.0%
Chevron Corp. ..................               27,300      2,364,863
Repsol SA ......................              139,400      3,241,050
Royal Dutch Petroleum Co. ......               76,200      4,605,338
USX-Marathon Group .............              148,400      3,663,625
                                                        ------------
                                                          13,874,876
                                                        ------------
Primary Metal--2.2%
Nucor Corp. ....................               78,200      4,286,338
                                                        ------------
Stone, Clay, Glass & Concrete--2.1%
Minnesota Mining &
   Manufacturing Co. ...........               41,800      4,091,175
                                                        ------------
Transportation Equipment--6.5%
Boeing Co. .....................              101,800      4,231,063
Delphi Automotive Systems
   Corp. .......................              180,278      2,839,379
General Motors Corp. ...........               45,200      3,285,475
Lockheed Martin Corp. ..........              109,400      2,393,125
                                                        ------------
                                                          12,749,042
                                                        ------------
Mining & Energy--4.3%
Crude Petroleum & Natural Gas--1.9%
Burlington Resources, Inc. .....              116,000      3,835,250
                                                        ------------
Gold & Silver Mining--1.2%
Barrick Gold Corp. .............              136,000      2,405,500
                                                        ------------
Oil & Gas Field Services--1.2%
Diamond Offshore Drilling,
   Inc. ........................               78,600      2,402,213
                                                        ------------
Retail Trade--7.9%
Apparel & Accessory Stores--1.3%
Nordstrom, Inc. ................              101,000      2,644,938
                                                        ------------
Food Stores--1.0%
Albertson's, Inc. ..............               63,800      2,057,550
                                                        ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                Country
                                                Abbrev.     Shares         Value
                                               ---------  ----------  ------------
General Merchandise Stores--2.3%
Federated Department
   Stores, Inc.(a) ...........................               46,600   $  2,356,213
Kmart Corp. ..................................              215,500      2,168,469
                                                                      ------------
                                                                         4,524,682
                                                                      ------------
Miscellaneous Retail--3.3%
Office Depot, Inc.(a) ........................              247,100      2,702,656
Toys R Us, Inc.(a) ...........................              272,100      3,894,431
                                                                      ------------
                                                                         6,597,087
                                                                      ------------
Services--8.1%
Business Services--1.8%
Manpower, Inc. ...............................               95,100      3,578,138
                                                                      ------------
Computer Related Services--4.3%
Electronic Data Systems
   Corp. .....................................               65,100      4,357,631
First Data Corp. .............................               83,200      4,102,800
                                                                      ------------
                                                                         8,460,431
                                                                      ------------
Health Services--1.0%
Columbia/HCA Healthcare
   Corp. .....................................               68,600      2,010,838
                                                                      ------------
Motion Pictures--1.0%
The Walt Disney Co. ..........................               70,200      2,053,350
                                                                      ------------

                                                Country
                                                Abbrev.     Shares       Value
                                               ---------  ---------   ------------
Transportation, Communication, Electric, Gas &
   Sanitary Services--8.2%
Electric Services--2.8%
Entergy Corp. ................................               80,600   $  2,075,450
PG&E Corp. ...................................               46,500        953,250
Southern Co. .................................              107,500      2,526,250
                                                                      ------------
                                                                         5,554,950
                                                                      ------------
Gas Services--1.7%
Coastal Corp. ................................               92,900      3,292,144
                                                                      ------------
Telecommunication--2.5%
AT&T Corp. ...................................               87,900      4,460,925
US West Communications
   Group .....................................                6,800        489,600
                                                                      ------------
                                                                         4,950,525
                                                                      ------------
Water Transportation--1.2%
Tidewater, Inc. ..............................               65,100      2,343,600
                                                                      ------------
Wholesale Trade--0.1%
Durable Goods
Beers NV .....................................     Ne         6,835        247,622
                                                                      ------------
Total Common Stocks
   (cost of $198,654,771) (b) .......................................  196,872,441
                                                                      ------------
Other Assets & Liabilities, Net--0.3% ...............................      650,112
                                                                      ------------
Net Assets--100.0% .................................................. $197,522,553
                                                                      ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $199,860,126.

                        Summary of Securities by Country

                                                                  % of Total
                                    Country                       Securities
Country                             Abbrev.         Value          at Value
--------------------------------   ---------   ---------------   -----------
  United States ................                $196,624,819          99.9
  Netherlands ..................       Ne            247,622           0.1
                                                ------------         -----
                                                $196,872,441         100.0
                                                ============         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $198,654,771) ......................    $196,872,441
Receivable for investments sold ..................................................         745,435
Receivable for fund shares sold ..................................................         616,692
Dividends, tax reclaims and interest receivable ..................................         351,623
Other assets .....................................................................           3,411
                                                                                      ------------
  Total assets ...................................................................     198,589,602
                                                                                      ------------
Liabilities:
Payable to custodian bank ........................................................         825,141
Payable for fund shares repurchased ..............................................         200,241
Management fee payable ...........................................................              62
Accrued expenses payable .........................................................          41,461
Deferred Trustees expense ........................................................             144
                                                                                      ------------
  Total liabilities ..............................................................       1,067,049
                                                                                      ------------
Net assets .......................................................................    $197,522,553
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $200,097,604
 Accumulated overdistributed net investment income ...............................          (2,922)
 Accumulated net realized losses on investments and foreign currency transactions         (788,946)
 Net unrealized depreciation on investments and foreign currency transactions ....      (1,783,183)
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $197,522,553
                                                                                      ============
Shares of beneficial interest outstanding ........................................      14,983,566
                                                                                      ============
Net asset value per share ........................................................    $      13.18
                                                                                      ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ..............................................................................    $   2,405,368
Interest ...............................................................................          666,240
                                                                                            -------------
 Total investment income (net of nonrebatable foreign taxes withheld at source which
  amounted to $20,861) .................................................................        3,071,608
                                                                                            -------------
Expenses:
 Management fee ........................................................................        1,157,822
 Bookkeeping fee .......................................................................           74,390
 Transfer agent fee ....................................................................            7,500
 Audit fee .............................................................................           24,903
 Printing expense ......................................................................            8,066
 Legal fee .............................................................................            1,890
 Trustees' expense .....................................................................           13,507
 Custodian fee .........................................................................           10,926
 Miscellaneous expense .................................................................            8,733
                                                                                            -------------
  Total expenses .......................................................................        1,307,737
                                                                                            -------------
Net investment income ..................................................................        1,763,871
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments .....................................................       43,889,093
 Net realized gains on foreign currency transactions ...................................            1,335
 Net change in unrealized appreciation/depreciation on investments and foreign currency
  transactions .........................................................................      (36,367,658)
                                                                                            -------------
Net increase in net assets resulting from operations ...................................    $   9,286,641
                                                                                            =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
                                                                                       ----------------------------------
                                                                                             1999               1998
                                                                                       ----------------   ---------------
Operations:
 Net investment income .............................................................    $   1,763,871      $   1,539,622
 Net realized gains on investments .................................................       43,889,093          4,073,761
 Net realized gains (losses) on foreign currency transactions ......................            1,335             (3,098)
 Net change in unrealized appreciation/depreciation on investments and foreign
  currency transactions ............................................................      (36,367,658)         7,754,026
                                                                                        -------------      -------------
Net increase in net assets resulting from operations ...............................        9,286,641         13,364,311
                                                                                        -------------      -------------
Distributions declared from:
 Net investment income .............................................................       (1,741,134)        (1,536,000)
 In excess of net investment income ................................................               --            (38,486)
 Net realized gains ................................................................      (43,890,430)        (4,110,459)
 In excess of net realized gains ...................................................         (738,015)           (10,275)
                                                                                        -------------      -------------
Total distributions ................................................................      (46,369,579)        (5,695,220)
                                                                                        -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ....................................................       60,866,970         86,125,469
 Cost of fund shares repurchased ...................................................      (22,451,127)       (56,579,053)
 Distributions reinvested ..........................................................       46,369,579          5,695,220
                                                                                        -------------      -------------
Net increase in net assets resulting from fund share transactions ..................       84,785,422         35,241,636
                                                                                        -------------      -------------
Total increase in net assets .......................................................       47,702,484         42,910,727
Net assets:
 Beginning of year .................................................................      149,820,069        106,909,342
                                                                                        -------------      -------------
 End of year .......................................................................    $ 197,522,553      $ 149,820,069
                                                                                        =============      =============
Accumulated overdistributed net investment income included in ending net assets         $      (2,922)     $     (38,657)
                                                                                        =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................        3,638,111         13,975,007
 Shares repurchased ................................................................       (1,355,698)       (12,155,226)
 Distributions reinvested ..........................................................        3,561,411            350,922
                                                                                        -------------      -------------
Net increase .......................................................................        5,843,824          2,170,703
                                                                                        =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

     Organization--Colonial Growth and Income Fund, Variable Series, (the "Fund") a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

     Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

     Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

     Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

     Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

     Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

     Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

     Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

     Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

     Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including the management fee) exceed 1.00% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

     Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

     Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $340,577,591 and $291,668,527, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

      Gross unrealized appreciation     $10,180,582
      Gross unrealized depreciation     (13,168,267)
                                        ------------
       Net unrealized depreciation      $(2,987,685)
                                        ------------

     Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Related Party Transactions

During the year ended December 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $210,205.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                      Years Ended December 31,
                                               ----------------------------------------------------------------------
                                                   1999           1998           1997           1996          1995
                                               ------------   ------------   ------------   -----------   -----------
Per share operating performance:
Net asset value, beginning of year .........    $  16.39       $  15.34        $ 13.96       $ 12.60        $ 10.03
                                                 -------        -------        -------        -------       -------
Net investment income (a) ..................        0.17           0.20           0.28          0.28           0.29
Net realized and unrealized gains on
 investments ...............................        0.69           1.50           3.75          1.98           2.72
                                                 -------        -------        -------        -------       -------
Total from investment operations ...........        0.86           1.70           4.03          2.26           3.01
                                                 -------        -------        -------        -------       -------
Less distributions:
 Dividends from net investment income ......       (0.15)         (0.18)         (0.27)        (0.28)         (0.25)
 In excess of net investment income ........          --             --          (0.01)           --             --
 Distributions from net realized gains .....       (3.85)         (0.47)         (2.37)        (0.62)         (0.19)
 In excess of net realized gains ...........       (0.07)            --             --            --             --
                                                 --------       --------       --------       -------       -------
Total distributions ........................       (4.07)         (0.65)         (2.65)        (0.90)         (0.44)
                                                 --------       --------       --------       -------       -------
Net asset value, end of year ...............    $  13.18       $  16.39        $ 15.34       $ 13.96        $ 12.60
                                                 ========       ========       ========       =======       =======
Total return:
Total investment return (b) ................        5.55%         11.13%         28.97%        17.89%         30.03%

Ratios/supplemental data:
Net assets, end of year (000's) ............    $197,523       $149,820       $106,909       $93,247        $71,070
Ratio of expenses to average net assets (c)         0.73%          0.76%          0.79%         0.79%          0.81%
Ratio of net investment income to average
 net assets (c) ............................        0.99%          1.24%          1.77%         2.02%          2.51%
Portfolio turnover ratio ...................         172%            28%            60%           24%            79%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

14% of the ordinary income distributed by the Fund in the year ended December 31, 1999 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 1999, the Fund earned $32,229,685 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Growth & Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial High Yield Securities Fund, Variable Series(1), seeks current income and total return.

Fund Performance (as of December 31, 1999)

Inception date ................................  5/19/98
Assuming reinvestment of all distributions
   12-month total return ......................     1.65%
Net asset value per share on 12/31/99 .........    $8.85
Net asset value per share on 12/31/98 .........    $9.31

Portfolio Managers' Discussion

Carl C. Ericson and Scott B. Richards are portfolio co-managers of Colonial High Yield Securities Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (CMA) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of CMA.

What was the investment environment like during the past 12 months?

     The strength of the U.S. economy, coupled with improvement in many of the most-troubled foreign economies, helped set the stage for better-performing paper and other select commodity-related companies. Container board producer Gaylord (0.6% of net assets), for instance, gathered steam when it was able to push through an increase in its prices. But even though oil prices rose in the spring, it was a case of too little, too late and the Fund's holdings in oil companies generally proved to be a disappointment during the period.

What was the Fund's strategy during the period?

     We maintained significant holdings in well-managed cable, broadcast and media companies (21.7% of net assets), which generally performed well during the past six months. For example, U.K. cable company NTL (1.7% of net assets) posted strong gains. The company reported continued rapid growth in the number of subscribers to its cable television and telephone services and its plans to roll out Internet access services across the country. The Fund also benefited from overweighted positions in the steel and paper sectors which rebounded strongly during the year. On the telecommunications side, Nextel (3.1% of net assets) also benefited from strong subscriber growth.

What is your outlook for the period ahead?

     We have a reasonably favorable outlook for the high-yield bond market. Although we expect the Federal Reserve to raise short-term interest rates early in the year 2000, we don't believe it will be enough to derail the high-yield market's progress. Barring dramatically higher interest rates or a significant stock market correction, we believe that relatively low interest rates and inflation, coupled with slow but steady economic growth, will continue to favor high-yield bonds. Looking ahead, we'll be as selective as ever, generally avoiding less liquid securities that could experience trouble if the market reverses course.

(1) High yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates, and certain risks associated with foreign investments.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

              Colonial High Yield Securities Fund, Variable Series
                       vs. First Boston High Yield Index

Change in value of a $10,000 investment from 5/31/98-12/31/99

-------------------------------------------------
Average Annual Total Returns on December 31, 1999

  Life         1 Year          3 Years
 (0.59)%       1.65%             N/A
-------------------------------------------------

[LINE CHART PLOT POINTS]

                         Colonial
                        High Yield          First
                      Securities Fund,    Boston High
                      Variable Series     Yield Index
$12,000    5/98            10000            10000
$11,000    6/98            10030            10021
$10,000                    10149            10091
$ 9,000                     9491             9406
$ 8,000    9/98             9451             9405
                            9301             9218
                            9920             9685
          12/98             9723             9663
                            9868             9754
                            9858             9733
           3/99            10024             9822
                           10087            10039
                            9910             9930
           6/99             9910             9935
                            9951             9940
                            9816             9852
           9/99             9722             9776
                            9638             9728
                            9805             9860
          12/99             9884             9983

[END PLOT POINTS]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The CS First Boston High Yield Index is an unmanaged index that tracks the performance of high-yield bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                 Par                  Value
                                                                             ------------          -----------
CORPORATE FIXED-INCOME
 BONDS & NOTES--85.0%
Finance, Insurance & Real Estate--0.5%
Financial Services
Ameriserve Finance Trust,
   12.000% 9/15/06 (a) ...................................................   $   100,000           $    82,000
                                                                                                   -----------
Manufacturing--31.6%
Chemicals & Allied Products--5.6%
Agricultural Minerals Co., L.P.,
   10.750% 9/30/03 .......................................................        25,000                18,000
Allied Waste North America,
   Inc., 10.000% 8/1/09 (a) ..............................................       250,000               222,500
Lyondell Chemical Co.,
   10.875% 5/1/09 ........................................................        50,000                52,750
PCI Chemicals Canada, Inc.,
   9.250% 10/15/07 .......................................................        50,000                38,500
Sterling Chemicals, Inc.,
   11.750% 8/15/06 .......................................................       190,000               142,500
Terra Industries, Inc., 10.500%
   6/15/05 ...............................................................       110,000                79,200
Texas Petrochemical Corp.,
   11.125% 7/1/06 ........................................................       100,000                87,000
Trans Resources, Inc., 10.750%
   3/15/08 ...............................................................       250,000               222,500
                                                                                                   -----------
                                                                                                       862,950
                                                                                                   -----------
Electronic & Electrical Equipment--0.6%
TransDigm, Inc., 10.375%
   12/1/08 ...............................................................       100,000                88,000
                                                                                                   -----------
Food & Kindred Products--4.6%
Chattem, Inc., 8.875% 4/1/08 .............................................       250,000               233,750
Di Giorgio Corp., 10.000%
   6/15/07 ...............................................................       250,000               230,625
Premier International Foods
   PLC, 12.000% 9/1/09 (a) ...............................................       250,000               248,750
                                                                                                   -----------
                                                                                                       713,125
                                                                                                   -----------
Machinery & Computer Equipment--0.4%
Tritel PCS, Inc.,
stepped coupon (12.750%
   05/11/04) (b) 5/15/09 (a) .............................................       100,000                63,000
                                                                                                   -----------
Measuring & Analyzing Instruments--1.3%
Envirosource, Inc., 9.750%
   6/15/03 ...............................................................       300,000               192,000
                                                                                                   -----------
Miscellaneous Manufacturing--6.5%
Blount, Inc., 13.000% 8/1/09 (a)                                                 150,000               158,250
Eagle-Picher Industries, Inc.,
   9.375% 3/1/08 .........................................................        75,000                65,625
Koppers Industries, Inc.,
   9.875% 12/1/07 ........................................................       100,000                92,000
Moll Industries, Inc., 10.500%
   7/1/08 ................................................................       250,000               100,000

                                                                                 Par                  Value
                                                                             ------------          -----------
Owens-Illinois, Inc., 7.500%
   5/15/10 ...............................................................   $   250,000           $   223,573
Simmons Co., 10.250% 3/15/09                                                      40,000                37,900
Special Devices, Inc., 11.375%
   12/15/08 ..............................................................       100,000                77,000
Thermadyne Holdings Corp.,
   9.875% 6/1/08 .........................................................       120,000               102,000
Tokheim Corp., 11.375% 8/1/08                                                    215,000               146,200
                                                                                                   -----------
                                                                                                     1,002,548
                                                                                                   -----------
Paper Products--2.8%
Gaylord Container Corp.,
   9.375% 6/15/07 ........................................................       100,000                93,000
Georgia Gulf Corp., 10.375%
   11/1/07 (a) ...........................................................        50,000                52,187
Repap New Brunswick, Inc.,
   10.625% 4/15/05 .......................................................       125,000               116,250
Riverwood International Corp.,
   10.875% 4/1/08 ........................................................       175,000               173,250
                                                                                                   -----------
                                                                                                       434,687
                                                                                                   -----------
Primary Metal--4.0%
Keystone Consolidated
   Industries, Inc., 9.625%
   8/1/07 ................................................................       200,000               176,000
WCI Steel Inc., 10.000%
   12/1/04 ...............................................................       200,000               204,000
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07 .......................................................       250,000               237,500
                                                                                                   -----------
                                                                                                       617,500
                                                                                                   -----------
Printing & Publishing--1.3%
American Lawyer Media, Inc.,
   9.750% 12/15/07 .......................................................       200,000               194,000
                                                                                                   -----------
Rubber & Plastic--1.5%
Burke Industries, Inc., 10.000%
   8/15/07 ...............................................................       200,000                82,000
Metromedia Fiber Network,
   Inc., 10.000% 12/15/09 ................................................       150,000               153,000
                                                                                                   -----------
                                                                                                       235,000
                                                                                                   -----------
Stone, Clay, Glass & Concrete--0.3%
Owens-Illinois, Inc., 7.350%
   5/15/08 ...............................................................        50,000                45,232
                                                                                                   -----------
Transportation Equipment--2.7%
Johnstown America Industries,
   Inc., 11.750% 8/15/05 .................................................       225,000               228,937
LDM Technologies, Inc.,
   10.750% 1/15/07 .......................................................       150,000               136,500
Venture Holdings Trust, Series
   B, 9.500% 7/1/05 ......................................................        50,000                45,500
                                                                                                   -----------
                                                                                                       410,937
                                                                                                   -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                 Par                  Value
                                                                             -----------           -----------
Mining & Energy--5.1%
Coal Mining--0.5%
AEI Resources, Inc., 10.500%
   12/15/05 (a) ..........................................................   $   100,000           $    75,000
                                                                                                   -----------
Oil & Gas Extraction--4.6%
HS Resources, Inc., 9.250%
   11/15/06 ..............................................................       100,000                99,000
Magnum Hunter Resources,
   Inc., 10.000% 6/1/07 ..................................................       100,000                91,000
Mariner Energy, Inc., 10.500%
   8/1/06 ................................................................       250,000               235,625
Ocean Energy, Inc., 8.875%
   7/15/07 ...............................................................       100,000                99,250
Petsec Energy, Inc., 9.500%
   6/15/07 (c) ...........................................................       200,000                84,000
Vintage Petroleum, Inc., 9.750%
   6/30/09 ...............................................................       100,000               102,500
                                                                                                   -----------
                                                                                                       711,375
                                                                                                   -----------
Retail Trade--1.1%
Food Stores
Pathmark Stores, Inc., 9.625%
   5/1/03 ................................................................       225,000               168,750
                                                                                                   -----------
Services--9.2%
Amusement & Recreation--5.7%
Boyd Gaming Corp., 9.500%
   7/15/07 ...............................................................        75,000                74,250
Hollywood Casino Corp.,
   11.250% 5/1/07 ........................................................       100,000               103,500
Hollywood Park, Inc., 9.250%
   2/15/07 ...............................................................       250,000               248,125
Horseshoe Gaming, L.L.C.,
   9.375% 6/15/07 ........................................................       250,000               248,750
Mohegan Tribal Gaming
   Authority, 8.750% 1/1/09 ..............................................        45,000                44,662
Regal Cinemas, Inc., 9.500%
   6/1/08 ................................................................       200,000               155,000
                                                                                                   -----------
                                                                                                       874,287
                                                                                                   -----------
Health Services--1.9%
Hanger Orthopedic Group,
   Inc., 11.250% 6/15/09 .................................................        50,000                51,375
Tenet Healthcare Corp., 8.625%
   1/15/07 ...............................................................       250,000               240,625
                                                                                                   -----------
                                                                                                       292,000
                                                                                                   -----------
Hotels, Camps & Lodging--1.0%
CapRock Communications
   Corp., 11.500% 5/1/09 .................................................       150,000               152,250
                                                                                                   -----------
Other Services--0.6%
Intertek Finance, PLC., 10.250%
   11/1/06 (d) ...........................................................       100,000                92,000
                                                                                                   -----------

                                                                                  Par                 Value
                                                                             -----------           -----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--37.4%
Broadcasting--3.4%
Allbritton Communications Co.,
   9.750% 11/30/07 .......................................................   $   100,000           $   100,000
Cumulua Media, Inc., 10.375%
   7/1/08 ................................................................        45,000                47,025
Fox Family Worldwide, Inc.,
   9.250% 11/1/07 ........................................................       150,000               139,500
LIN Holding Corp., stepped
   coupon (10.000% 03/01/03)
   (b) 3/1/08 ............................................................       100,000                67,500
Sinclair Broadcast Group, Inc.:
   9.000% 7/15/07 ........................................................       100,000                94,000
   10.000% 9/30/05 .......................................................        75,000                74,625
                                                                                                   -----------
                                                                                                       522,650
                                                                                                   -----------
Cable--13.6%
Adelphia Communications Corp.:
   8.375% 2/1/08 .........................................................       100,000                93,250
   9.875% 3/1/07 .........................................................       250,000               253,750
Bresnan Communications
   Group L.L.C., stepped
   coupon (9.250% 02/01/04)
   (b) 2/1/09 ............................................................       700,000               484,750
Charter Communications
   Holding L.L.C., stepped
   coupon (9.920% 04/02/04)
   (b) 4/1/11 ............................................................       325,000               190,531
Diamond Cable
   Communications PLC,
   stepped coupon (10.750%
   02/15/02) (b) 2/15/07 (d) .............................................       250,000               205,000
EchoStar DBS Corp., 9.250%
   2/1/06 ................................................................       150,000               151,125
FrontierVision Holdings L.P.,
   stepped coupon (11.875%
   09/15/01) (b) 9/15/07 .................................................       250,000               222,500
NTL, Inc., 10.000% 2/15/07 ...............................................       250,000               259,375
Telewest Communication PLC,
   stepped coupon (11.000%
   10/01/00) (b) 10/1/07 (d) .............................................       250,000               233,750
                                                                                                   -----------
                                                                                                     2,094,031
                                                                                                   -----------
Communications--6.6%
Centennial Cellular Corp.,
   10.750% 12/15/08 ......................................................       100,000               107,250
Exodus Communications, Inc.,
   10.750% 12/15/09 (a) ..................................................        55,000                55,962
Loral Space & Communications
   Ltd., 11.250% 1/15/07 .................................................        65,000                48,750

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                 Par                  Value
                                                                             -----------           -----------
Metrocall, Inc.:
   9.750% 11/1/07 ........................................................   $   100,000           $    60,000
   11.000% 9/15/08 .......................................................       150,000                94,500
PSINet, Inc., 11.000% 8/1/09 .............................................       100,000               102,500
Spectrasite Holdings, Inc.,
   stepped coupon (11.250%
   04/15/04) (b) 4/15/09 .................................................       250,000               133,750
Verio, Inc., 11.250% 12/1/08 .............................................       395,000               414,750
                                                                                                   -----------
                                                                                                     1,017,462
                                                                                                   -----------
Electric Services--1.1%
AES Corp., 9.500% 6/1/09 .................................................       160,000               162,200
                                                                                                   -----------
Motor Freight & Warehousing--0.3%
MTL, Inc., 10.000% 6/15/06 ...............................................        50,000                44,000
                                                                                                   -----------
Telecommunication--12.4%
AirGate PCS, Inc., stepped
   coupon (13.500% 10/01/04)
   (b) 10/1/09 ...........................................................        50,000                27,750
Carrier1 International SA,
   13.250% 2/15/09 .......................................................       250,000               255,000
Crown Castle International
   Corp., stepped coupon
   (10.375% 05/15/04) (b)
   5/15/11 ...............................................................       100,000                62,500
Global Crossing Holding Ltd.,
   9.125% 11/15/06 .......................................................       100,000                98,875
Jazztel PLC, 13.250%
   12/15/09 Eu ...........................................................        50,000                50,569
KMC Telecom Holdings Inc.,
   13.500% 5/15/09 .......................................................       250,000               250,000
Level 3 Communications, Inc.,
   9.125% 5/1/08 .........................................................       130,000               123,012
McLeodUSA, Inc., stepped
   coupon (10.500% 03/01/02)
   (b) 3/1/07 ............................................................       250,000               205,000
Microcell Telecommunications,
   Inc., stepped coupon
   (14.000% 12/01/01) (b)
   6/1/06 ................................................................       250,000               221,250
Nextlink Communications, Inc.,
   10.750% 6/1/09 ........................................................       250,000               259,375
Nextel Communications, Inc.:
   stepped coupon (9.750%
   10/31/02) (b) 10/31/07 ................................................       100,000                72,250
 9.375% 11/15/09 .........................................................       100,000                98,250
Williams Communications
   Group, Inc., 10.875% 10/1/09                                                  130,000               136,175
Worldwide Fiber, Inc., 12.000%
   8/1/09 (a) ............................................................        45,000                46,463
                                                                                                   -----------
                                                                                                     1,906,469
                                                                                                   -----------

                                                                                Par                  Value
                                                                             -----------          ------------
Wholesale Trade-- 0.1%
Nondurable Goods
Revlon Consumer Products
   Corp., 9.000% 11/1/06 .................................................   $    15,000           $    11,250
                                                                                                   -----------
Total Corporate Fixed Income Bonds & Notes,
 (cost of $14,090,961) .........................................................................    13,064,703
                                                                                                   -----------

                                            Shares
                                           -------
PREFERRED STOCKS--4.8%
Transportation, Communication, Electric,
   Gas & Sanitary Services--4.8 %
Broadcasting--1.5%
Granite Broadcasting Corp.,
   PIK, 12.750% (e) ....................      25         25,500
PriMedia, Inc., 10.000% ................   2,000        196,500
                                                        -------
                                                        222,000
                                                        -------
Cable--0.7%
CSC Holdings Limited, PIK,
   11.125% .............................   1,028        112,289
                                                        -------
Communications--0.7%
Dobson Communication Corp.,
   PIK, 12.250% ........................     100        104,600
                                                        -------
Telecommunication--1.9%
Nextel Communications, Inc.,
   PIK, 11.125% ........................     295        297,932
                                                        -------
Total Preferred Stocks
   (cost of $750,428) ..........................        736,821
                                                        -------
WARRANTS (e)--0.1%
Transportation, Communication,
   Electric, Gas & Sanitary Services
Telecommunication
AirGate PCS, Inc. expires
   10/01/09 ............................      50          5,800
Carrier 1 International S.A.,
   expires 02/19/09 ....................     250          5,000
                                                        -------
Total Warrants
   (cost of $9,050) ............................         10,800
                                                        -------
Total Investments--89.9%
   (cost of $14,850,439) (f) ...................     13,812,324
                                                     ----------

                                           Par
                                      -----------
SHORT-TERM OBLIGATIONS--9.1%
Repurchase agreement with
   SBC Warburg, Ltd., dated
   12/31/99, due 1/3/00 at
   2.500%, collateralized by U.S.
   Treasury bonds and/or notes
   with various maturities to
   2021, market value
   $1,426,897 (repurchase
   proceeds $1,398,291) ...........   $1,398,000      1,398,000
                                                      ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                          Par         Value
                                         -----   --------------
Other Assets & Liabilities, Net--1.0% ......     $   147,022
                                                 -----------
Forward Currency Contracts--0.0%(g) ........             785
                                                 -----------
Net Assets--100.0%                               $15,358,131
                                                 ===========

Notes to Investment Portfolio:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $1,004,112 or 6.5% of net assets.
(b) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) This is a British security. Par amount is stated in U.S. dollars.
(e) Non-income producing.
(f) Cost for federal income tax purposes is the same.
(g) As of December 31, 1999, the Fund had entered into the following forward currency exchange contract:

                                                  Net Unrealized
   Contracts       In Exchange     Settlement      Appreciation
  to Deliver           For            Date           (U.S.$)
--------------   --------------   ------------   ---------------
  Eu   50,000      US$   51,385    03/14/00            $785

  Acronym                 Name
-----------------   ----------------
  Eu                Euro
  PIK               Payment-In-Kind

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $14,850,439) ......................    $ 13,812,324
Short-term obligations ..........................................................       1,398,000
Cash ............................................................................             658
Unrealized appreciation on forward currency exchange contracts ..................             785
Receivable for fund shares sold .................................................         126,187
Dividends and interest receivable ...............................................         293,483
Expense reimbursement due from Manager ..........................................          24,317
                                                                                     ------------
  Total assets ..................................................................      15,655,754
                                                                                     ------------
Liabilities:
Payable for investments purchased ...............................................         280,099
Accrued expenses payable ........................................................          17,524
                                                                                     ------------
  Total liabilities .............................................................         297,623
                                                                                     ------------
Net assets ......................................................................    $ 15,358,131
                                                                                     ============
Net assets represented by:
 Paid-in capital ................................................................    $ 16,584,505
 Accumulated undistributed net investment income ................................          17,646
 Accumulated net realized loss on investments ...................................        (206,689)
 Net unrealized depreciation on investments and foreign currency transactions ...      (1,037,331)
                                                                                     ------------
Total net assets applicable to outstanding shares of beneficial interest ........    $ 15,358,131
                                                                                     ============
Shares of beneficial interest outstanding .......................................       1,734,962
                                                                                     ============
Net asset value per share .......................................................    $       8.85
                                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest .................................................................................    $1,023,483
Dividend .................................................................................        18,731
                                                                                              ----------
  Total investment income ................................................................     1,042,214
                                                                                              ----------
Expenses:
 Management fee ..........................................................................        61,532
 Bookkeeping fee .........................................................................        27,000
 Transfer agent fee ......................................................................         7,500
 Audit fee ...............................................................................        23,903
 Printing expense ........................................................................         1,346
 Trustees' expense .......................................................................         6,842
 Custodian fee ...........................................................................         1,329
 Legal fees ..............................................................................         1,132
 Miscellaneous expense ...................................................................         1,007
                                                                                              ----------
  Total expenses .........................................................................       131,591
                                                                                              ----------
Less:
 Expenses reimbursable by Manager ........................................................       (49,549)
                                                                                              ----------
Net expenses .............................................................................        82,042
                                                                                              ----------
Net investment income ....................................................................       960,172
Realized and unrealized losses on investments and foreign currency transactions:
 Net realized losses on investments ......................................................      (147,441)
 Net change in unrealized appreciation/depreciation on investments and foreign currency         (718,897)
  transactions                                                                                 ----------
Net increase in net assets resulting from operations .....................................    $   93,834
                                                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                        Year Ended      Period Ended
                                                                                       December 31,     December 31,
                                                                                           1999             1998*
                                                                                     ---------------   --------------
Operations:
 Net investment income ...........................................................     $   960,172       $  257,812
 Net realized losses on investments ..............................................        (147,441)         (59,235)
 Net change in unrealized appreciation/depreciation on investments and foreign
  currency transactions ..........................................................        (718,897)        (318,434)
                                                                                       -----------       ----------
Net increase (decrease) in net assets resulting from operations ..................          93,834         (119,857)
                                                                                       -----------       ----------
Distributions declared from:
 From net investment income ......................................................        (938,513)        (257,812)
 In excess of net investment income ..............................................              --           (4,026)
                                                                                       -----------       ----------
Total distributions ..............................................................        (938,513)        (261,838)
                                                                                       -----------       ----------
Fund share transactions:
 Proceeds from fund shares sold ..................................................      10,124,281        6,073,053
 Cost of fund shares repurchased .................................................        (775,060)         (38,120)
 Distributions reinvested ........................................................         938,513          261,838
                                                                                       -----------       ----------
Net increase in net assets resulting from fund share transactions ................      10,287,734        6,296,771
                                                                                       -----------       ----------
Total increase in net assets .....................................................       9,443,055        5,915,076
                                                                                       -----------       ----------
Net assets:
 Beginning of year ...............................................................       5,915,076               --
                                                                                       -----------       ----------
 End of year .....................................................................     $15,358,131       $5,915,076
                                                                                       ===========       ==========
Accumulated undistributed (overdistributed) net investment income
 included in ending net assets ...................................................     $    17,646       $   (4,026)
                                                                                       ===========       ==========
Analysis of changes in shares of beneficial interest:
 Shares sold .....................................................................       1,075,551          700,987
 Shares repurchased ..............................................................         (81,741)         (93,796)
 Distributions reinvested ........................................................         105,807           28,154
                                                                                       -----------       ----------
Net increase .....................................................................       1,099,617          635,345
                                                                                       ===========       ==========

*For the period from the commencement of operations May 19, 1998 to December
 31, 1998.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

     Organization--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rate corporate debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC had delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

     Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

     Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

     Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

     Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential losses from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

     Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

     Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

     Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

     Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

     Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

     Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

     Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $10,884,513 and $1,438,466, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $   117,995
     Gross unrealized depreciation      (1,156,110)
                                       -----------
      Net unrealized depreciation      $(1,038,115)
                                       -----------

     Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
     2006       $ 49,000
     2007         53,000
                --------
                $102,000
                --------

     Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                    Year Ended     Period Ended
                                                                   December 31,    December 31,
                                                                       1999           1998***
                                                                  -------------- ----------------
Per share operating performance:
Net asset value, beginning of year ..............................    $ 9.31          $ 10.00
                                                                     ------          -------
Net investment income (a) .......................................      0.88             0.48
Net realized and unrealized losses ..............................     (0.72)           (0.74)
                                                                     ------          -------
Total from investment operations ................................      0.16            (0.26)
                                                                     ------          -------
Less distributions:
 Dividends from net investment income ...........................     (0.62)           (0.43)
 In excess of net investment income .............................        --            (0.00)
                                                                     ------          -------
Total distributions .............................................     (0.62)           (0.43)
                                                                     ------         --------
Net asset value, end of year ....................................    $ 8.85          $  9.31
                                                                     ======         ========
Total return:
Total investment return (b)(c) ..................................      1.65%           (2.57)%**

Ratios/supplemental data:
Net assets, end of year (000's) .................................   $15,358          $ 5,915
Ratio of expenses to average net assets (d)(e) ..................      0.80%            0.80%*
Ratio of net investment income to average net assets (c)(d) .....      9.36%            7.93%*
Portfolio turnover ratio ........................................        16%              23%**

  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations May 19, 1998 to December 31, 1998

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to Manager's expense limitation undertaking.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.28% and 1.84% (annualized), respectively.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the
Shareholders of Colonial High Yield Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial International Fund for Growth, Variable Series(1), seeks long-term capital growth.

Fund Performance (as of December 31, 1999)

Inception date ................................   5/2/94
Assuming reinvestment of all distributions
   12-month total return ......................    40.58%
Net asset value per share on 12/31/98 .........   $ 2.00
Net asset value per share on 12/31/99 .........   $ 2.79

Portfolio Manager's Discussion

     Nicolas Ghajar is the portfolio manager of Colonial International Fund for Growth, Variable Series and an assistant vice president of Colonial Management Associates, Inc. Prior to managing the Fund, Mr. Ghajar had been an equity analyst of various equity funds since 1992.

What was the investment environment like for the Fund?

     Conditions for the global markets changed dramatically during 1999. At the very beginning of the year, most observers were calling for weak global economic growth, with many predicting deflationary conditions. Almost immediately, however, that view changed as the U.S. economy strengthened and the previously troubled Japanese, European and emerging market economies showed signs of being on the mend. Japan recovered at a much faster-than-expected rate, primarily because of falling interest rates, tax cuts and other government-sponsored programs designed to stimulate the economy. In addition, the benefits of corporate restructuring began to show in better corporate earnings. Higher than expected GDP growth helped strengthen demand pushing commodity prices higher during the first half of the year, helping to firm the commodity-based emerging market economies. Europe, although weak throughout much of 1999, picked up somewhat in the final quarter of the year.

What was the Fund's strategy during the period?

     Based on the shift in investor sentiment and the strength exhibited by select markets, we increased our weightings in cyclical industries, which performed extremely well in the first half of the year and boosted the Fund's performance.

     In the second half of the year, however, commodity stocks fell out of favor when investors turned their focus toward telecommunications and technology stocks. Our increased holdings in Japanese stocks aided performance during this part of the year. We remained broadly diversified in Japan, investing in export-oriented stocks that could benefit from a weak yen as well as domestically-oriented stocks that benefited from the economy's recovery. Despite their disappointing performance in the first half of 1999 in response to a weak continental currency, our patience for holding European stocks was rewarded by year-end. Our emerging market investments were diversified among paper, steel, energy and other cyclical stocks from Indonesia, Brazil, Mexico and Malaysia. Best of all, our exposure to the South Korean market, which was up more than 80% for 1999, made up roughly 3% of the Fund's net assets. In that country some of our best performers were consumer electronic companies and semiconductor companies.

     Across the globe, we benefited from our exposure to technology and telecommunications stocks, whose performance dominated world markets. In Japan, for example, we saw good gains from NTT Data Communications Systems (0.8% of net assets), Canon (0.8% of net assets), Hitachi (1.4% of net assets), Sony (1.8% of net assets) and others.

What is your outlook?

     We anticipate continued strong economic recovery on a worldwide basis. In our view, Japan will continue to strengthen and corporate restructuring will result in better profitability for companies. Furthermore, Japan's strength will likely translate to better economic trends in Asia. Europe is poised to be one of this year's best performers because of lower interest rates, restructuring a weaker currency that helps export-oriented markets and M&A activities. In addition, we believe that telecommunications and technology stocks still have a lot of momentum left. We also think that better economic worldwide growth will translate into higher commodity prices. The Fund's diversified structure between telecommunications, technology and commodity-related stocks should enable it to benefit from those trends.

(1) International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Colonial International Fund for Growth, Variable Series
               vs. Morgan Stanley Capital International EAFE Index

Change in value of a $10,000 investment from 5/31/94-12/31/99

-------------------------------------------------
Average Annual Total Returns on December 31, 1999

    Life         1 Year          5 Years
    8.81%        40.58%           11.42%

-------------------------------------------------

[LINE CHART PLOT POINTS]

                          Colonial
                        International
                          Fund for
                           Growth,      MSCI
                       Variable Series  EAFE
$19,000          5/94       10000       10000
$18,000          6/94        9798       10141
$17,000                     10051       10238
$16,000                     10354       10481
$15,000                     10051       10151
$14,000                     10101       10489
$13,000                      9647        9984
$12,000         12/94        9495       10047
$11,000                      8940        9661
$10,000                      8789        9633
$ 9,000                      8940       10235
$ 8,000                      9192       10619
                             9192       10403
                 6/95        9141       10309
                             9646       10952
                             9646       10534
                             9797       10740
                             9646       10451
                             9797       10741
                12/95       10050       11174
                             9998       11220
                             9998       11258
                            10202       11497
                            10764       11832
                            10661       11614
                 6/96       10713       11679
                            10304       11338
                            10458       11363
                            10560       11665
                            10305       11546
                            10713       12006
                12/96       10614       11851
                            10668       11436
                            10777       11623
                            10777       11665
                            10723       11727
                            11536       12491
                 6/97       12131       13179
                            12186       13392
                            11339       12392
                            11773       13086
                            10742       12080
                            10417       11956
                12/97       10268       12060
                            10614       12612
                            11133       13421
                            11825       13835
                            12056       13944
                            12056       13876
                 6/98       11768       13981
                            12114       14122
                            10341       12372
                             9879       11993
                            10630       13242
                            11207       13920
                12/98       11597       14469
                            11597       14425
                            11365       14082
                            11771       14669
                            12467       15263
                            11887       14477
                 6/99       12582       15042
                            13047       15489
                            13163       15546
                            13221       15703
                            13568       16292
                            14438       16857
                12/99       16305       18374

[END PLOT POINTS]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International EAFE ND Index is a widely recognized index that tracks the performance of international stocks by market capitalization. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                    Country
                                    Abbrev.    Shares        Value
                                   --------- ---------- --------------
COMMON STOCKS--94.2%
Agriculture, Forestry & Fishing--0.2%
Agriculture--Crops--0.2%
Altadis SA .......................     Sp      11,700    $   167,195
                                                         -----------
Construction--2.4%
Heavy Construction--
   Non-Building Constructions--1.9%
Hyder PLC ........................     UK      49,000        228,771
Kaneshita Construction Co.,
   Ltd. ..........................     Ja      21,000        123,457
Vivendi ..........................     Fr      13,338      1,203,345
                                                         -----------
                                                           1,555,573
                                                         -----------
Special Trade Contractors--0.5%
Tomkins PLC ......................     UK     136,392        440,683
                                                         -----------
Finance, Insurance & Real Estate--14.5%
Depository Institutions--9.2%
Allied Irish Banks PLC ...........     Ir      29,500        335,467
Argentaria Caja Postal ...........     Sp      12,300        288,781
Banco Popolare di Milano
   (BPM) .........................     It     127,100        987,954
Banque Nationale de Paris ........     Fr      12,620      1,163,333
Deutsche Bank AG .................     G       16,750      1,413,406
Generale Banque STRIP (a) ........     Be         105              2
HSBC Holdings PLC (b) ............     HK       7,803        108,788
Lloyds TSB Group PLC .............     UK      37,000        459,658
Merita Nordbanken Oyj ............     Fi     146,500        862,467
Standard Chartered PLC ...........     UK      41,000        635,861
Svenska Handelsbanken ............     Sw      32,600        409,870
The Bank of Tokyo
   Mitsubishi ....................     Ja      37,000        515,387
Westpac Banking Corp. ............     Au      50,300        347,226
                                                         -----------
                                                           7,528,200
                                                         -----------
Financial Services--0.6%
Halifax PLC ......................     UK      42,087        459,623
                                                         -----------
Holding & Other Investment Offices--0.0%
Fortis AG-STRIP (a) ..............     Be      30,555            307
Fortis--CVG (a) ..................     Be       3,395         11,719
                                                         -----------
                                                              12,026
                                                         -----------
Holding Companies--1.3%
Fortis (NL) NV (a) ...............     Ne      29,604      1,065,063
                                                         -----------
Insurance Carriers--0.8%
Assurances Generales de
   France ........................     Fr      11,060        598,806
                                                         -----------
Investment Companies--1.4%
Irish Investment Fund, Inc. ......     Ir      25,500        390,469
Japan OTC Equity Fund (a) ........     Ja         250        760,000
                                                         -----------
                                                           1,150,469
                                                         -----------

                                    Country
                                    Abbrev.    Shares        Value
                                   --------- ---------- --------------
Nondepository Credit Institution--1.0%
Promise Co., Ltd. ................     Ja      16,500    $   839,284
                                                         -----------
Real Estate--0.2%
IOI Properties Berhad ............     Ma      62,000        139,502
                                                         -----------
Manufacturing--51.6%
Apparel--0.5%
Tokyo Style ......................     Ja      48,000        394,405
                                                         -----------
Chemicals & Allied Products--4.0%
Glaxo Holdings PLC ...............     UK      17,000        482,259
Kao Corp. ........................     Ja      21,000        598,797
Norsk Hydro AS ...................     No      13,533        564,437
Novartis .........................     Sz         417        613,058
Reliance Industries Ltd. GDR .....     Id      12,000        174,000
SmithKline Beecham PLC ...........     UK      67,400        859,100
                                                         -----------
                                                           3,291,651
                                                         -----------
Communications Equipment--7.4%
Matsushaita Electric
   Industrial Co. ................     Ja      57,000      1,577,912
Portugal Telecom SA ..............     Pt      47,500        516,563
Racal Electronics PLC ............     UK     163,300      1,464,152
Sony Corp. .......................     Ja       5,000      1,481,952
Telefonaktiebolaget LM
   Ericsson, Class B .............     Sw      15,700      1,009,095
                                                         -----------
                                                           6,049,674
                                                         -----------
Electronic & Electrical Equipment--1.3%
Siemens AG .......................     G        8,600      1,099,135
                                                         -----------
Electronic Components--11.7%
Alcatel Alsthom (Cie Gen El)           Fr       6,755      1,549,920
Murata Manufacturing Co.,
   Ltd. ..........................     Ja      19,000      4,460,528
Royal Philips Electronics NV
   NY Shares .....................     Ne      12,420      1,676,700
Samsung Electronics ..............     Ko      11,030      1,720,102
Samsung Electronics GDS ..........     Ko       1,958        239,366
                                                         -----------
                                                           9,646,616
                                                         -----------
Fabricated Metal--0.4%
Amcor Ltd. .......................     Au      75,500        353,871
                                                         -----------
Food & Kindred Products--0.6%
Groupe Danone ....................     Fr       2,010        473,327
                                                         -----------
Household Appliances--0.9%
Electrolux AB, Series B ..........     Sw      28,900        726,702
                                                         -----------
Machinery & Computer Equipment--5.0%
Canon, Inc. ......................     Ja      16,000        635,430
Equant NV (a) ....................     Ne       7,500        850,617
Hitachi Ltd. .....................     Ja      72,000      1,155,042
Mannesmann AG ....................     G        5,950      1,434,074
                                                         -----------
                                                           4,075,163
                                                         -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                 Country
                                 Abbrev.    Shares        Value
                                --------- ---------- --------------
Measuring & Analyzing Instruments--1.1%
Orbotech Ltd. (a) .............    Is       11,400    $   883,500
                                                      -----------
Paper Products--5.2%
Mo och Domsjo AB, Class B .....    Sw       19,300        696,211
Royal Koninklijke PTT
   Nederland NV ...............    Ne       16,130      1,572,922
Stora Enso Oyj, Class R .......    Fi       90,500      1,576,503
TNT Post Group NV .............    Ne       15,154        433,869
                                                      -----------
                                                        4,279,505
                                                      -----------
Petroleum Refining--3.2%
BP Amoco PLC ADR ..............    UK       12,000        711,750
Compagnie Francaise de
   Petroleum, B Shares ........    Fr        8,989      1,198,606
Royal Dutch Petroleum Co.
   NY .........................    Ne       11,500        695,030
                                                      -----------
                                                        2,605,386
                                                      -----------
Primary Metal--2.6%
Acerinox SA ...................    Sp       20,200        804,999
Billiton PLC ..................    UK      153,000        907,119
Svenskt Stal AB (SSAB),
   Series B ...................    Sw       26,063        382,806
                                                      -----------
                                                        2,094,924
                                                      -----------
Rubber & Plastic--1.4%
Bridgestone Corp. .............    Ja       18,000        396,165
Michelin, Class B .............    Fr       20,100        788,878
                                                      -----------
                                                        1,185,043
                                                      -----------
Stone, Clay, Glass & Concrete--2.5%
CRH PLC .......................    Ir       27,000        580,110
Holderbank Financiere
   Glaris AG ..................    Sz          425        582,593
Lafarge SA ....................    Fr        5,690        661,941
N.V. Koninklijke Sphinx
   Gustavsberg ................    Ne       16,846        218,693
                                                      -----------
                                                        2,043,337
                                                      -----------
Tobacco Products--1.1%
Allied Zurich PLC .............    UK       37,000        435,494
British American Tobacco
   PLC ........................    UK       28,000        158,319
Grupo Carso S.A. Series A-1        Mx       69,900        348,209
                                                      -----------
                                                          942,022
                                                      -----------
Transportation Equipment--2.7%
DaimlerChrysler AG ............    G         6,300        489,448
GKN PLC .......................    UK       38,000        591,790
Honda Motor Co. Ltd. ..........    Ja       11,000        408,882
MAN AG ........................    G         8,100        304,049
Volvo AB ......................    Sw       15,900        411,022
                                                      -----------
                                                        2,205,191
                                                      -----------

                                 Country
                                 Abbrev.    Shares        Value
                                --------- ---------- --------------
Retail Services--3.3%
Food Stores--0.3%
Jardine Matheson Holdings
   Ltd. (a) ...................    Si            1    $         4
Tesco PLC .....................    UK       87,000        264,231
                                                      -----------
                                                          264,235
                                                      -----------
General Merchandise Stores--1.3%
Ito-Yokado Co., Ltd. ..........    Ja        9,000        977,208
PT Matahari Putra Prima .......    In      858,000        144,276
                                                      -----------
                                                        1,121,484
                                                      -----------
Miscellaneous Retail--1.5%
Centros Comerciales
   Continente S.A. ............    Sp        9,650        193,254
Pinault-Printemps SA ..........    Fr        3,900      1,028,288
                                                      -----------
                                                        1,221,542
                                                      -----------
Restaurants--0.2%
TelePizza S.A. (a) ............    Sp       33,300        140,748
                                                      -----------
Services--5.4%
Computer Related Services--2.1%
Cap Gemini S.A. ...............    Fr        4,100      1,039,761
Dixons Group PLC ..............    UK       28,800        693,243
                                                      -----------
                                                        1,733,004
                                                      -----------
Computer Software--3.3%
Misys PLC .....................    UK       54,000        838,348
Olivetti SPA (a) ..............    It      295,880        859,630
SAP AG ........................    G         2,000        984,210
                                                      -----------
                                                        2,682,188
                                                      -----------
Transportation, Communication, Electric, Gas &
   Sanitary Services --16.3%
Communications--0.9%
Vodafone AirTouch PLC .........    UK      155,000        763,804
                                                      -----------
Gas Services--1.9%
BG Group PLC ..................    UK      152,956        977,285
Centrica PLC ..................    UK      208,800        606,326
                                                      -----------
                                                        1,583,611
                                                      -----------
Telecommunication--13.5%
COLT Telecom Group
   PLC (a) ....................    UK       28,000      1,433,918
Cable & Wireless HKT Ltd. (b)      HK      276,000        805,575
Embratel Participacoes S.A.
   ADR ........................    Bz       12,400        337,900
Nippon Telegraph &
   Telephone Corp. ............    Ja          108      1,848,772
Nokia Oyj .....................    Fi        5,600      1,014,401
NTT Data Communications
   Systems Co. ................    Ja           30        689,621
SK Telecom Co. Ltd. ...........    Ko          136        487,684

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                     Country
                                     Abbrev.    Shares       Value
                                    --------- ---------- -------------
Sonera Group Oyj ..................     Fi      19,600    $ 1,342,250
Telecom Argentina Stet--
   France Telecom SA ..............     Ar      11,500        393,875
Telecom Italia SPA ................     It      75,000      1,052,894
Telecomunicacoes Brasileiras
   ADR (a) ........................     Bz      12,400        303,025
Telecomunicacoes Brasileiras
   SA .............................     Bz       6,000        771,000
Telecomunicacoes Brasileiras
   SA ADR .........................     Bz      12,400            194
Telefonica de Espana ..............     Sp       7,162        564,491
                                                          -----------
                                                           11,045,600
                                                          -----------
Wholesale Trades--0.5%
Durable Goods--0.5%
Bil Finance Limited ...............     NZ     496,375        189,056
Brierley Investments Ltd. .........     NZ         500            105
Yamazen Corp. .....................     Ja     151,000        228,944
                                                          -----------
                                                              418,105
                                                          -----------
Total Common Stocks
   (cost of $51,034,231)..............................     77,280,197
                                                          -----------
PREFERRED STOCK--0.9%
Manufacturing--0.9%
Chemicals & Allied Products
Henkel KGaA .......................     G       11,483        756,913
                                                          -----------
Total Preferred Stock
   (cost of $568,757).................................        756,913
                                                          -----------

                                          Country
                                          Abbrev.       Par             Value
                                         --------- ------------   ----------------
CORPORATE BONDS, FIXED--0.1%
Mining & Energy--0.1%
Oil & Gas Extraction
Bg Transco holding PLC:
 4.188% 12/14/22 .......................     UK    $  21,000        $    33,610
 7.000% 12/16/24 .......................     UK       21,000            32,843
 7.057% 12/14/09 .......................     UK       21,000            34,020
                                                                    ------------
                                                                       100,473
                                                                    ------------
Total Corporate Bonds, Fixed
   (cost of $102,771) .........................................        100,473
                                                                    ------------
WARRANTS--0.0%
Construction--0.0%
Non-Building Constructions
   WTS Vivendi (a) .....................     Fr        2,755             9,343
                                                                    ------------
Finance, Insurance & Real Estate--0.0%
Depository Institutions
Siam Commercial Bank
   Public Co., Ltd. (a)(b) .............     Th       12,000                 (c)
                                                                    -------------
Total Warrants
   (cost of $1,864) ...........................................          9,343
                                                                    ------------
Total Investments
   (cost of $51,707,623) (d) ..................................     78,146,926
                                                                    ------------
SHORT TERM OBLIGATIONS--6.7%
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99, due
   1/3/00 at 2.500%, collateralized by
   U.S Treasury bonds and/or notes
   with various maturities to 2021,
   market value $5,591,232
   (repurchase proceeds $5,479,141) ..........     5,478,000          5,478,000
                                                                  ------------
Other Assets & Liabilities, Net--(1.9%) .......................      (1,554,214)
                                                                    ------------
Net Assets--100.0% ............................................     $82,070,712
                                                                    ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Represents fair market value as determined in good faith under the direction of the Trustees.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $52,361,800.

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                        Summary of Securities by Country

                                                                     % of Total
                                     Country                         Securities
Country                              Abbrev.          Value           at Value
---------------------------------   ---------   -----------------   -----------
  Japan .........................      Ja          $17,091,786           21.9
  United Kingdom ................      UK          13,512,207            17.3
  France ........................      Fr           9,715,548            12.4
  Netherlands ...................      Ne           6,512,894             8.4
  Germany .......................      G            6,481,235             8.3
  Finland .......................      Fi           4,795,621             6.1
  Sweden ........................      Sw           3,635,706             4.7
  Italy .........................      It           2,900,478             3.7
  Korea .........................      Ko           2,447,152             3.1
  Spain .........................      Sp           2,159,468             2.8
  Brazil ........................      Bz           1,412,119             1.8
  Ireland .......................      Ir           1,306,046             1.7
  Switzerland ...................      Sz           1,195,651             1.5
  Hong Kong .....................      HK             914,363             1.2
  Israel ........................      Is             883,500             1.1
  Australia .....................      Au             701,097             0.9
  Norway ........................      No             564,437             0.7
  Portugal ......................      Pt             516,563             0.7
  Argentina .....................      Ar             393,875             0.5
  Mexico ........................      Mx             348,209             0.4
  New Zealand ...................      NZ             189,161             0.2
  India .........................      Id             174,000             0.2
  Indonesia .....................      In             144,276             0.2
  Malaysia ......................      Ma             139,502             0.2
  Belgium .......................      Be              12,028             0.0
  Singapore .....................      Si                   4             0.0
  Thailand ......................      Th                  (a)            0.0
                                                   -------------        -----
                                                   $78,146,926          100.0
                                                   ===========          =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                           Name
----------- ----------------------------------------------------
  ADR                    American Depositary Receipt
  GDR                     Global Depositary Receipt
  GDS                     Global Depositary Shares
  STRIP      Separately Traded Receipt of Interest and Principal

(a) Rounds to less than one.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $51,707,623) .......................    $ 78,146,926
Short-term obligations ...........................................................       5,478,000
Dividends, tax reclaims and interest receivable ..................................         183,001
Receivable for investments sold ..................................................          13,078
Cash (including foreign currencies) ..............................................           2,197
Other assets .....................................................................           1,317
                                                                                      ------------
  Total assets ...................................................................      83,824,519
                                                                                      ------------
Liabilities:
Payable for investments purchased ................................................       1,559,128
Accrued expenses payable .........................................................          33,992
Management fee payable ...........................................................              90
Other liabilities ................................................................         160,597
                                                                                      ------------
  Total liabilities ..............................................................       1,753,807
                                                                                      ------------
Net assets .......................................................................    $ 82,070,712
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 57,336,388
 Accumulated undistributed net investment income .................................         188,194
 Accumulated net realized losses on investments and foreign currency transactions       (1,889,974)
 Net unrealized appreciation on investments and foreign currency transactions ....      26,436,104
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $ 82,070,712
                                                                                      ============
Shares of beneficial interest outstanding ........................................      29,374,608
                                                                                      ============
Net asset value per share ........................................................    $       2.79
                                                                                      ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ................................................................................     $ 1,153,313
Interest .................................................................................         266,069
                                                                                               -----------
  Total investment income (net of nonrebatable foreign taxes withheld at source which
   amounted to $119,655) .................................................................       1,419,382
                                                                                               -----------
Expenses:
 Management fee ..........................................................................         569,988
 Bookkeeping fee .........................................................................          31,946
 Transfer agent fee ......................................................................           7,500
 Audit fee ...............................................................................          23,300
 Printing expense ........................................................................           2,913
 Trustees' expense .......................................................................           8,955
 Custodian fee ...........................................................................          46,067
 Legal fees ..............................................................................           1,158
 Amortization of organization expense ....................................................           1,432
 Miscellaneous expense ...................................................................           3,345
                                                                                               -----------
  Total expenses .........................................................................         696,604
                                                                                               -----------
Net investment income ....................................................................         722,778
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments .......................................................         251,951
 Net realized losses on foreign currency transactions ....................................          (8,578)
 Net change in unrealized appreciation/depreciation on investments and foreign currency         23,031,184
                                                                                               -----------
  transactions
Net increase in net assets resulting from operations .....................................     $23,997,335
                                                                                               ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                                          Years Ended December 31,
                                                                                     ----------------------------------
                                                                                           1999               1998
                                                                                     ----------------   ---------------
Operations:
 Net investment income ...........................................................    $     722,778      $     318,148
 Net realized gains (losses) on investments ......................................          251,951         (1,623,553)
 Net realized gains (losses) on foreign currency transactions ....................           (8,578)            11,753
 Net change in unrealized appreciation/depreciation on investments and foreign
  currency transactions ..........................................................       23,031,184          5,220,545
                                                                                      -------------      -------------
Net increase in net assets resulting from operations .............................       23,997,335          3,926,893
                                                                                      -------------      -------------
Distributions declared from:
 Net investment income ...........................................................         (594,044)          (121,681)
 In excess of net investment income ..............................................               --           (145,244)
                                                                                      -------------      -------------
Total distributions ..............................................................         (594,044)          (266,925)
                                                                                      -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..................................................       65,519,084         57,088,376
 Cost of fund shares repurchased .................................................      (59,914,017)       (39,146,772)
 Distributions reinvested ........................................................          594,044            266,925
                                                                                      -------------      -------------
Net increase in net assets resulting from fund share transactions ................        6,199,111         18,208,529
                                                                                      -------------      -------------
Total increase in net assets .....................................................       29,602,402         21,868,497
Net assets:
 Beginning of year ...............................................................       52,468,310         30,599,813
                                                                                      -------------      -------------
 End of year .....................................................................    $  82,070,712      $  52,468,310
                                                                                      =============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ...............................................................    $     188,194      $    (105,144)
                                                                                      =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .....................................................................       33,091,632         29,337,610
 Shares repurchased ..............................................................      (30,213,507)       (20,432,403)
 Distributions reinvested ........................................................          229,360            135,980
                                                                                      -------------      -------------
Net increase .....................................................................        3,107,485          9,041,187
                                                                                      =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

 Organization--Colonial International Fund for Growth, Variable Series, (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation, by investing primarily in non-U.S. equity securities. The Fund may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $26,606,155 and $20,388,869, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $29,709,867
     Gross unrealized depreciation      (3,924,741)
                                       -----------
      Net unrealized appreciation      $25,785,126
                                       -----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Related Party Transactions

During the year ended December 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $180.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                             Years Ended December 31,
                                                        -------------------------------------------------------------------
                                                            1999          1998          1997           1996         1995
                                                        -----------   -----------   ------------   -----------   ----------
Per share operating performance:
Net asset value, beginning of year ..................     $ 2.00        $ 1.78        $  1.96        $ 1.97       $ 1.88
                                                          ------        ------        -------        ------       -------
Net investment income (a) ...........................       0.03          0.02           0.02          0.02         0.01
Net realized and unrealized gains (losses) on
 investments ........................................       0.78          0.21          (0.08)         0.09         0.10
                                                          ------        ------        -------        ------       -------
Total from investment operations ....................       0.81          0.23          (0.06)         0.11         0.11
                                                          ------        ------        -------        ------       -------
Less distributions:
 Dividends from net investment income ...............      (0.02)        (0.00)         (0.02)           --        (0.02)
 In excess of net investment income .................         --         (0.01)         (0.02)           --           --
 Dividends from net realized gains ..................         --            --          (0.08)        (0.12)          --
                                                         -------       -------        -------        -------      -------
Total distributions .................................      (0.02)        (0.01)         (0.12)        (0.12)       (0.02)
                                                         -------       -------        -------        -------      -------
Net asset value, end of year ........................     $ 2.79          2.00        $  1.78        $ 1.96       $ 1.97
                                                         =======       =======        =======        =======      =======
Total return:
Total investment return (b) .........................      40.58%        12.96%         (3.27)%        5.61%        5.85%

Ratios/supplemental data:
Net assets, end of year (000's) .....................    $82,071       $52,468        $30,600       $26,593      $22,764
Ratio of expenses to average net assets (c) .........       1.10%         1.24%          1.34%         1.40%        1.40%
Ratio of net investment income to average net
 assets (c) .........................................       1.14%         0.77%          0.82%         0.84%        0.75%
Portfolio turnover ratio ............................         35%           28%            28%          115%          40%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

For the fiscal year ended December 31, 1999, the Fund earned $45,707 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Fund for Growth, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Fund for Growth, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial International Horizons Fund, Variable Series(1), seeks long-term growth and preservation of capital purchasing power.

Fund Performance (as of December 31, 1999)

Inception date ..................................   6/1/99
Assuming reinvestment of all distributions
Cumulative total return since inception .........    24.24%
Net asset value per share on 12/31/99 ...........   $12.31
Net asset value per share on 6/1/99 .............   $10.00

Portfolio Manager's Discussion

     Nicolas Ghajar is the portfolio manager of Colonial International Horizons Fund, Variable Series and an assistant vice president of Colonial Management Associates, Inc. Prior to managing the Fund, Mr. Ghajar was an equity analyst of various equity funds since 1992.

     What was the investment environment like for the Fund? Conditions for the global markets changed dramatically during 1999. At the very beginning of the year, most observers were calling for weak global economic growth, with many predicting deflationary conditions. Almost immediately, however, that view changed as the U.S. economy strengthened and the previously troubled Japanese, European and emerging market economies showed signs of being on the mend. Japan recovered at a much faster-than-expected rate, primarily because of falling interest rates, tax cuts and other government-sponsored programs designed to stimulate the economy. In addition, the benefits of corporate restructuring began to show in better corporate earnings. Higher than expected GDP growth helped strengthen demand, pushing commodity prices higher during the first half of the year, helping to firm commodity-based emerging market economies. Europe, although weak throughout much of 1999, picked up somewhat in the final quarter of the year.

What was the Fund's strategy during the period?

     The Fund was well positioned in technology and telecommunications stocks. This benefited the Fund as the performance of these stocks dominated world markets. In Japan, we saw good gains from Canon (1.0% of net assets), Hitachi (0.8% of net assets), Sony (1.2% of net assets) and others. We remained broadly diversified in Japan, investing in export-oriented stocks that could benefit from a weak yen as well as domestically oriented stocks that benefited from the economy's recovery. In anticipation of potential market volatility resulting from Y2K concerns, the Fund's cash position was unusually high at year end. Our emerging market investments were diversified among paper, steel, energy and other cyclical stocks from Brazil, Mexico and Finland. Best of all, our exposure to the South Korean market, which was up more than 80% for 1999, made up roughly 5% of the Fund's investments. In that country, some of our best performers were consumer electronic companies and semiconductor companies.

What is your outlook?

     We anticipate continued strong economic recovery on a worldwide basis. In our view, Japan will continue to strengthen and corporate restructuring will result in better profitability for companies. Furthermore, Japan's strength will likely translate to better economic trends in Asia. Europe is poised to be one of this year's best performers because of lower interest rates, restructuring a weaker currency that helps export-oriented markets and M&A activities. In addition, we believe that telecommunications and technology stocks still have a lot of momentum left. We also think that better economic worldwide growth will translate into higher commodity prices. The Fund's diversified structure between telecommunications, technology and commodity-related stocks should enable it to benefit from those trends.

(1) International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Colonial International Horizons Fund, Variable Series vs. Morgan Stanley Capital International (MSCI) EAFE (GDP)

Change in value of a $10,000 investment from 6/01/99--12/31/99

     Cumulative Total Returns on December 31, 1999
        Life          1 Year         3 Years
       24.24%          N/A            N/A

[LINE CHART PLOT POINTS]

                            Colonial            Variable Series
                         International            vs. Morgan
                           Horizons             Stanley Capital
                             Fund             International (MSCI)
                        Variable Series             EAFE (GDP)
$19,000   6/99               10000                  10000
$18,000
$17,000   7/99               10230                  10064
$16,000
$15,000   8/99               10239                  10069
$14,000
$13,000   9/99               10162                  10073
$12,000
$11,000   10/99              10441                  10521
$10,000
$ 9,000   11/99              10949                  10838
$ 8,000
          12/99              12424                  11795

[END PLOT POINTS]

____ Colonial International Horizons Fund, Variable Series   ---- MSCI EAFE GDP


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares            Value
                                                                        ---------       ------       ----------
COMMON STOCKS--65.7%
Agriculture, Forestry & Fishing--0.2%
Agriculture--Crops
Tabacalera S.A. .....................................................       Sp           1,200       $   17,148
                                                                                                     ----------
Construction--1.4%
Building Construction--0.4%
Daiwa House Industry Co.,
   Ltd. .............................................................       Ja           4,000           29,737
                                                                                                     ----------
Heavy Construction--
 Non Building Construction--0.7%
Compagnie Generale des
   Eaux .............................................................       Fr             450           40,599
Hyder PLC ...........................................................       UK           2,000            9,338
                                                                                                     ----------
                                                                                                         49,937
                                                                                                     ----------
Special Trade Contractors--0.3%
Tomkins PLC .........................................................       UK           8,000           25,848
                                                                                                     ----------
Finance, Insurance & Real Estate--14.2%
Depository Institutions--5.7%
Banco Pinto & Sotto Mayor,
   SA ...............................................................       Pt           1,800           38,547
Banque Nationale de Paris ...........................................       Fr             838           77,248
Banque Nationale de Paris-
   CVG (a) ..........................................................       Fr             156              719
Cie Financiere de Paribas ...........................................       Fr              10            1,116
Credito Italiano ....................................................       It           7,000           34,405
Deutsche Bank AG ....................................................       G              550           46,410
Lloyds Bank PLC .....................................................       UK           3,000           37,270
Merita Ltd., Class A ................................................       Fi           6,400           37,678
Standard Chartered PLC ..............................................       UK           2,000           31,018
Svenska Handelsbanken ...............................................       Sw           2,700           33,946
The Bank of Tokyo
   Mitsubishi .......................................................       Ja           3,000           41,788
UBS AG ..............................................................       Sz             100           27,039
Westpac Banking Corp. ...............................................       Au           5,000           34,516
                                                                                                     ----------
                                                                                                        441,700
                                                                                                     ----------
Holding & Other Investment Offices--0.4%
Zurich Allied AG ....................................................       Sz              50           28,548
                                                                                                     ----------
Holding Companies--2.2%
CGU PLC .............................................................       UK           2,000           32,294
Cheung Kong (Holdings)
   Ltd. .............................................................       HK           8,000          101,627
Fortis Amev NV ......................................................       Ne           1,000           35,977
                                                                                                     ----------
                                                                                                        169,898
                                                                                                     ----------
Insurance Carriers--0.9%
Assurances Generales de
   France ...........................................................       Fr             640           34,651
AXA .................................................................       Fr             270           37,605
                                                                                                     ----------
                                                                                                         72,256
                                                                                                     ----------

                                                                         Country
                                                                         Abbrev.        Shares            Value
                                                                        ---------       ------       ----------
Investment Companies--3.5%
Henderson Japanese Smaller
   Companies Trust (a) ..............................................       UK          49,000       $   61,744
Irish Investment Fund, Inc. .........................................       Ir           2,100           32,156
Korea Fund, Inc. ....................................................       Ko           2,600           44,200
Morgan Stanley Emerging
   Markets (a) ......................................................                    2,400           39,150
Scudder New Asia Fund,
   Inc. (a) .........................................................                    2,100           41,606
Templeton Emerging
   Markets Fund, Inc. ...............................................                    1,900           25,769
World Equity Benchmark
   Share--Japan .....................................................       Ja           1,400           22,838
                                                                                                     ----------
                                                                                                        267,463
                                                                                                     ----------
Nondepository Credit Institutions--0.8%
Nichiei Co., Ltd. ...................................................       Ja             400            8,686
Promise Co., Ltd. ...................................................       Ja           1,000           50,866
                                                                                                     ----------
                                                                                                         59,552
                                                                                                     ----------
Real Estate--0.7%
New World Development
   Co., Ltd. ........................................................       HK          24,000           54,030
                                                                                                     ----------
Manufacturing--32.0%
Chemicals & Allied
   Products--4.2%
Akzo Nobel NV .......................................................       Ne             600           30,070
BASF AG .............................................................       G              600           30,794
E.I. DuPont De Nemours &
   Co. ..............................................................                      176           11,594
Henkel KGAA .........................................................       G              400           26,366
Kao Corp. ...........................................................       Ja           2,000           57,028
Norsk Hydro AS ......................................................       No             400           16,683
Novartis ............................................................       Sz              25           36,754
Rhone Poulenc, Class A ..............................................       Fr             700           40,647
SmithKline Beecham PLC ..............................................       UK           3,000           38,239
Yamanouchi Pharmaceutical
   Co. ..............................................................       Ja           1,000           34,921
                                                                                                     ----------
                                                                                                        323,096
                                                                                                     ----------
Communications Equipment--3.8%
Alcatel Alsthom (Cie Gen El)                                                Fr             270           61,951
Racal Electronics PLC ...............................................       UK           8,000           71,728
Sony Corp. ..........................................................       Ja             310           91,881
Telefonaktiebolaget LM
   Ericsson, Class B ................................................       Sw           1,000           64,274
                                                                                                     ----------
                                                                                                        289,834
                                                                                                     ----------
Electronic & Electrical Equipment--1.0%
Bowthorpe PLC .......................................................       UK           4,000           70,307
                                                                                                     ----------
Electronic Components--4.8%
Koninklijke Philips
   Electronics NV ADR (a) ...........................................       Ne             300           40,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares            Value
                                                                        ---------       ------       ----------
Murata Manufacturing Co.,
   Ltd. .............................................................      Ja            1,000       $  234,765
Samsung Electronics .................................................      Ko              800           97,800
                                                                                                     ----------
                                                                                                        373,065
                                                                                                     ----------
Fabricated Metal--0.4%
Amcor Ltd. ..........................................................      Au            6,900           32,341
                                                                                                     ----------
Food & Kindred Products--1.1%
Bass PLC ............................................................      UK            2,000           25,170
Carlton Communications
   PLC ..............................................................      UK            3,000           29,152
Groupe Danone .......................................................      Fr              130           30,613
                                                                                                     ----------
                                                                                                         84,935
                                                                                                     ----------
Household Appliances--0.4%
Electrolux AB, Series B .............................................      Sw            1,200           30,174
                                                                                                     ----------
Machinery & Computer Equipment--3.9%
Canon, Inc. .........................................................      Ja            2,000           79,429
Equant NV (a) .......................................................      Ne              300           34,025
Hitachi Ltd. ........................................................      Ja            4,000           64,169
Invensys PLC ........................................................      UK            5,000           26,494
Mannesmann AG .......................................................      G               200           48,204
Sumitomo Heavy Industries,
   Ltd. .............................................................      Ja           17,000           46,562
                                                                                                     ----------
                                                                                                        298,883
                                                                                                     ----------
Paper Products--2.8%
Aracruz Celulose S.A., ADR ..........................................      Bz            1,000           26,250
Jefferson Smurfit Group PLC..........................................      Ir            5,400           16,182
Mo Och Domsjo AB, Class B                                                  Sw              800           28,858
Royal Koninklijke PTT
   Nederland NV .....................................................      Ne              800           78,012
Stora Enso Oyj, Class R .............................................      Fi            3,800           66,196
                                                                                                     ----------
                                                                                                        215,498
                                                                                                     ----------
Petroleum Refining--2.4%
BP Amoco PLC ADR ....................................................      UK              800           47,450
Chevron Corp. .......................................................                      300           25,988
Compagnie Francaise de
   Petroleum, Total B Shares                                               Fr              250           33,335
Mobil Corp. .........................................................                      396           31,903
Repsol SA ...........................................................      Sp            1,100           25,483
Royal Dutch Petroleum Co. ...........................................      Ne              400           24,175
                                                                                                     ----------
                                                                                                        188,334
                                                                                                     ----------
Primary Metal--1.2%
Acerinox S.A. .......................................................      Sp              850           33,874
Billiton PLC ........................................................      UK           10,000           59,289
                                                                                                     ----------
                                                                                                         93,163
                                                                                                     ----------
Printing & Publishing--0.6%
Arnoldo Mondadori Editore
   S.P.A. ...........................................................      It            1,500           46,373
                                                                                                     ----------

                                                                         Country
                                                                         Abbrev.        Shares            Value
                                                                        ---------       ------       ----------
Rubber & Plastic--0.6%
Bridgestone Corp. ...................................................      Ja            1,000       $   22,009
Michelin, Class B ...................................................      Fr              700           27,473
                                                                                                     ----------
                                                                                                         49,482
                                                                                                     ----------
Stone, Clay, Glass & Concrete--2.4%
Cemex S.A. ..........................................................      Mx            5,400           30,206
Cimentos de Portugal S.A. ...........................................      Pt            1,300           21,586
CRH PLC .............................................................      UK            1,600           34,377
Hanson PLC ..........................................................      UK            3,000           25,153
Holderbank Financiere
   Glaris AG ........................................................      Sz               25           34,270
Lafarge S.A. ........................................................      Fr              310           36,064
                                                                                                     ----------
                                                                                                        181,656
                                                                                                     ----------
Transportation Equipment--2.4%
DaimlerChrysler AG ..................................................      G               250           19,423
GKN PLC .............................................................      UK            3,000           46,720
Honda Motor Co. Ltd. ................................................      Ja            1,000           37,171
MAN AG ..............................................................      G             1,300           48,798
Volvo AB ............................................................      Sw            1,300           33,606
                                                                                                     ----------
                                                                                                        185,718
                                                                                                     ----------
Mining & Energy--0.7%
Crude Petroleum & Natural Gas--0.1%
Conoco, Inc., Class B ...............................................                      365            9,079
                                                                                                     ----------
Oil & Gas Field Services--0.6%
Petroleum Geo-Services (a) ..........................................      No            2,400           42,729
                                                                                                     ----------
Retail Trade--2.1%
Apparel & Accessory Stores--0.9%
Hennes & Mauritz AB (a) .............................................      Sw            2,000           66,976
                                                                                                     ----------
Food Stores--0.3%
Vendex International NV .............................................      Ne            1,000           26,568
                                                                                                     ----------
General Merchandise Stores--0.3%
Metro AG ............................................................      G               450           24,183
                                                                                                     ----------
Miscellaneous Retail--0.6%
Pinault-Printemps S.A. ..............................................      Fr              180           47,459
                                                                                                     ----------
Services--3.0%
Amusement & Recreation--0.3%
Hilton Group PLC ....................................................      UK            8,000           25,977
                                                                                                     ----------
Computer Related Services--1.4%
Cap Gemini S.A. .....................................................      Fr              230           58,238
Dixons Group PLC ....................................................      UK            2,000           48,142
                                                                                                     ----------
                                                                                                        106,380
                                                                                                     ----------
Computer Software--0.9%
Olivetti & C. S.P.A. (a) ............................................      It            8,000           23,243
SAP AG ..............................................................      G               100           49,211
                                                                                                     ----------
                                                                                                         72,454
                                                                                                     ----------
Hotels, Camps & Lodging--0.4%
Accor S.A. ..........................................................      Fr              600           28,965
                                                                                                     ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                         Country
                                                                         Abbrev.        Shares             Value
                                                                        ---------       ------       -----------
Transportation, Communications, Electric,
   Gas & Sanitary Services--11.8%
Communications--0.6%
Vodafone Group PLC ..................................................      UK           10,000       $    49,278
                                                                                                     -----------
Electric Services--0.6%
Empresa Nacional de
   Electricidad .....................................................      Sp            1,050            20,827
Korea Eletric Power Corp.,
   ADR ..............................................................      Ko            1,400            23,450
                                                                                                     -----------
                                                                                                          44,277
                                                                                                     -----------
Gas Services--0.9%
BG PLC (a) ..........................................................      UK            5,333            34,076
Centrica PLC ........................................................      UK           13,000            37,750
                                                                                                     -----------
                                                                                                          71,826
                                                                                                     -----------
Telecommunications--9.7%
British Telecommunications
   PLC ..............................................................      UK            2,000            47,875
COLT Telecom Group
   PLC (a) ..........................................................      UK            2,000           102,423
France Telecom S.A. .................................................      Fr              480            63,424
Hong Kong
   Telecommunications Ltd. ..........................................      HK            7,000            20,431
Nippon Telegraph &
   Telephone Corp. ..................................................      Ja                5            85,591
Nokia Oyj ...........................................................      Fi              600           108,773
Philippine Long Distance
   Telephone Co. ADR ................................................      Ph            1,400            36,225
SK Telecom Co. Ltd. ADR .............................................      Ko            2,266            86,958
Telecel-Comunicacaoes
   Pessoais S.A. (a) ................................................      Pt            3,000            52,260
Telecom Argentina Stet--
   France Telecom S.A. ..............................................      Ar              700            23,975
Telecom Italia S.P.A. ...............................................      It            6,000            36,555
Telecomunicacoes Brasileiras
   S.A. ADR .........................................................      Bz              427            54,870
Telefonos de Mexico S.A. ............................................      Mx            5,100            28,528
                                                                                                     -----------
                                                                                                         747,888
                                                                                                     -----------

                                                                         Country
                                                                         Abbrev.        Shares             Value
                                                                        ---------       ------       -----------
Wholesale Trade--0.3%
Nondurable Goods
Imasco Ltd. .........................................................      Ca              700       $    19,322
                                                                                                     -----------
Total Common Stocks
   (cost of $3,860,655) ..........................................................................     5,062,337
                                                                                                     -----------

                                                                                 Par
                                                                              -----------
CORPORATE BONDS, FIXED--0.0%
Mining & Energy--0.0%
Oil & Gas Extraction
BG Transco Holdings PLC,
   4.188% 12/14/22 ..................................................      UK             $765             1,224
BG Transco Holdings PLC,
   7.000% 12/16/24 ..................................................      UK              765             1,196
BG Transco Holdings PLC,
   7.057% 12/14/09 ..................................................      UK              765             1,239
                                                                                                           -----
                                                                                                           3,659
                                                                                                           -----
Total Corporate Bonds
   (cost of $3,744) ..............................................................................         3,659
                                                                                                           -----
Total Investments
   (cost of $3,864,399) (b) ......................................................................     5,065,996
                                                                                                       ---------
SHORT-TERM OBLIGATIONS--33.3%
Federal Home Loan
   Bank Discount Note
   1.500%, 1/3/00 (c) ...............................................                1,200,000         1,199,850
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99,
   due 1/3/00 at 2.500%,
   collateralized by U.S. Treasury
   bonds and/or notes with
   various maturities to 2021,
   market value $1,396,277
   (repurchase proceeds
   $1,368,285) ......................................................                1,368,000         1,368,000
                                                                                                       ---------
Total Short-Term Obligations
   (cost of $2,567,850) ..........................................................................     2,567,850
                                                                                                       ---------
Other Assets & Liabilities, Net--1.0% ............................................................        73,142
                                                                                                       ---------
Net Assets--100% .................................................................................    $7,706,988
                                                                                                      ==========

Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $3,888,861.
(c) Rate represents yield at date of purchase.

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                        Summary of Securities by Country

                                                                 % of Total
                                     Country                     Securities
Country                              Abbrev.        Value         at Value
---------------------------------   ---------   -------------   -----------
  United Kingdom ................      UK        $1,020,771          20.1
  Japan .........................      Ja           907,441          17.9
  France ........................      Fr           620,107          12.2
  Germany .......................      G            293,389           5.8
  Netherlands ...................      Ne           269,327           5.3
  Sweeden .......................      Sw           257,834           5.1
  Korea .........................      Ko           252,408           5.0
  Finland .......................      Fi           212,647           4.2
  United States .................                   185,089           3.7
  Hong Kong .....................      HK           176,088           3.5
  Italy .........................      It           140,576           2.8
  Switzerland ...................      Sz           126,611           2.5
  Portugal ......................      Pt           112,393           2.2
  Spain .........................      Sp            97,332           1.9
  Brazil ........................      Bz            81,120           1.6
  Australia .....................      Au            66,857           1.3
  Mexico ........................      Mx            58,734           1.2
  Norway ........................      No            59,412           1.2
  Ireland .......................      Ir            48,338           1.0
  Philippines ...................      Ph            36,225           0.7
  Argentina .....................      Ar            23,975           0.5
  Canada ........................      Ca            19,322           0.3
                                                 ----------         -----
                                                 $5,065,996         100.0
                                                 ==========         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $3,864,399) ........................    $5,065,996
Short-term obligations ...........................................................     2,567,850
Cash (including foreign currencies) ..............................................        14,750
Receivable for fund shares sold ..................................................        93,058
Dividends and interest receivable ................................................         7,267
Expense reimbursement due from Manager ...........................................         4,245
Other assets .....................................................................            87
                                                                                      ----------
  Total assets ...................................................................     7,753,253
                                                                                      ----------
Liabilities:
Payable for fund shares repurchased ..............................................           232
Management fee payable ...........................................................           278
Bookkeeping fee payable ..........................................................           300
Service fee payable ..............................................................         1,155
Accrued other expenses ...........................................................         9,683
Other liabilities ................................................................        34,617
                                                                                      ----------
  Total liabilities ..............................................................        46,265
                                                                                      ----------
Net assets .......................................................................    $7,706,988
                                                                                      ==========
Net assets represented by:
 Paid-in capital .................................................................    $6,536,595
 Accumulated overdistributed net investment income ...............................       (25,334)
 Accumulated net realized losses on investments and foreign currency transactions         (5,244)
 Net unrealized appreciation on investments and foreign currency transactions ....     1,200,971
                                                                                      ----------
Total net assets applicable to outstanding shares of beneficial interest .........    $7,706,988
                                                                                      ==========
Shares of beneficial interest outstanding ........................................       625,975
                                                                                      ==========
Net asset value per share ........................................................    $    12.31
                                                                                      ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1999*
--------------------------------------------------------------------------------

Investment income:
Dividends ........................................................................     $   36,440
Interest .........................................................................         29,787
                                                                                       ----------
  Total investment income (net of nonrebatable foreign taxes withheld at source
   which amounted to $3,230) .....................................................         66,227
                                                                                       ----------
Expenses:
 Management fee ..................................................................         27,964
 Bookkeeping fee .................................................................         15,750
 Transfer agent fee ..............................................................          4,375
 Service fee .....................................................................          6,601
 Audit fee .......................................................................          8,003
 Printing expense ................................................................            620
 Trustees' expense ...............................................................          2,242
 Custodian fee ...................................................................          2,767
 Legal fee .......................................................................            150
 Miscellaneous expense ...........................................................            231
                                                                                       ----------
  Total expenses .................................................................         68,703
                                                                                       ----------
Less:
 Expense reimbursable by Manager .................................................        (28,328)
                                                                                       ----------
Net expenses .....................................................................         40,375
                                                                                       ----------
Net investment income ............................................................\        25,852
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ..............................................         (5,245)
 Net realized gains on foreign currency transactions .............................          9,298
 Net change in unrealized appreciation/depreciation on investments and foreign
currency  transactions............................................................      1,200,971
                                                                                       ----------
Net increase in net assets resulting from operations .............................     $1,230,876
                                                                                       ==========

* For the period from the commencement of operations June 1, 1999 to December 31, 1999.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                                                 Period
                                                                                                 Ended
                                                                                              December 31,
                                                                                                 1999*
                                                                                             -------------
Operations:
 Net investment income ...................................................................    $   25,852
 Net realized losses on investments ......................................................        (5,245)
 Net realized gains on foreign currency transactions .....................................         9,298
 Net change in unrealized appreciation/depreciation on investments and foreign currency
  transactions ...........................................................................     1,200,971
                                                                                              ----------
Net increase in net assets resulting from operations .....................................     1,230,876
                                                                                              ----------
Distributions declared from:
 Net investment income ...................................................................       (25,852)
 In excess of net investment income ......................................................       (36,446)
                                                                                              ----------
Total distributions ......................................................................       (62,298)
                                                                                              ----------
Fund share transactions:
 Proceeds from fund shares sold ..........................................................     6,730,094
 Cost of fund shares repurchased .........................................................      (253,982)
 Distributions reinvested ................................................................        62,298
                                                                                              ----------
Net increase in net assets resulting from fund share transactions ........................     6,538,410
                                                                                              ----------
Total increase in net assets .............................................................     7,706,988
Net assets:
 Beginning of period .....................................................................            --
                                                                                              ----------
 End of period ...........................................................................    $7,706,988
                                                                                              ==========
Accumulated overdistributed net investment income included in ending net assets ..........    $  (25,334)
                                                                                              ==========
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................................       643,267
 Shares repurchased ......................................................................       (22,594)
 Distributions reinvested ................................................................         5,302
                                                                                              ----------
                                                                                                 625,975
                                                                                              ==========

* For the period from the commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Colonial International Horizons Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC had delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport, and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). For the period ended December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Service Fee--Effective July 1, 1999, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a service fee totaling 0.25% annually of the Fund's net assets as of the 20th of each month.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (excluding service fee) exceed 1.15% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the period ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $3,921,636 and $51,992, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation      $1,337,781
     Gross unrealized depreciation        (160,646)
                                        ----------
      Net unrealized appreciation       $1,177,135
                                        ----------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2007         $5,000

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Horizons Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                                     Period
                                                                                     Ended
                                                                                  December 31,
                                                                                    1999***
                                                                                 -------------
Per share operating performance:
Net asset value, beginning of period .............................................   $ 10.00
                                                                                     -------
Net investment income (a) ........................................................      0.06
Net realized and unrealized gain on investments and foreign currency transactions       2.36
                                                                                     -------
Total from investment operations .................................................      2.42
                                                                                     -------
Less distributions:
 Dividends from net investment income ............................................     (0.05)
 In excess of net investment income ..............................................     (0.06)
                                                                                     -------
Total distributions ..............................................................     (0.11)
                                                                                     -------
Net asset value, end of period ...................................................   $ 12.31
                                                                                     =======
Total return:
Total investment return (b)(c) ...................................................     24.24%**

Ratios/supplemental data:
Net assets, end of period (000's) ................................................   $ 7,707
Ratio of expenses to average net assets (d)(e) ...................................      1.40%
Ratio of net investment income to average net assets (d) .........................      0.85%*
Portfolio turnover ratio .........................................................         1%**

  * Annualized.
 ** Not annualized.
*** For the period from commencement of operations June 1, 1999 to December
    31, 1999.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 2.36% (annualized).

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Horizons Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Horizons Fund, Variable Series (the "Fund"), (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the Unites States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

Colonial Small Cap Value Fund, Variable Series(1), seeks long-term growth.

Fund Performance (as of December 31, 1999)

Inception date ................................   5/19/98
Assuming reinvestment of all distributions
   12-month total return ......................      6.34%
Net asset value per share on 12/31/99 .........    $ 9.12
Net asset value per share on 12/31/98 .........    $ 8.59

Portfolio Managers' Discussion

James P. Haynie and Michael Rega are portfolio co-managers of Colonial Small Cap Value Fund, Variable Series. Mr. Haynie is a senior vice president of Colonial Management Associates, Inc. (CMA). Mr. Rega is a vice president of CMA.

What was the investment environment like during the period?

     The stock market's growth was heavily influenced by the growth sector in 1999. In the small-cap world this was evident by the Russell 2000 broad market index returning 19.6%, while the Russell 2000 Growth Index returned 43.1% compared to the Russell 2000 Value return of (1.5)%.

What was the Fund's strategy during the period?

     We maintained our approach of seeking high-quality, value companies. In selecting stocks, we look at a company's financials to see if it is managing its debt and handling its growth. We also look for revenue growth and market share penetration to see how well the firm is competing in its industry. Finally, we look at the stock price in relation to the above quality and momentum measures to determine value relative to its peers.

What is your outlook for the period ahead?

     Most economic analysts are forecasting that short-term interest rates will rise by one-half to one percentage point over the next six to 12 months, which could affect the stock market in a significant way. The global economy is also expected to continue growing, which could put pressure on commodity prices but would also help value-oriented sectors such as basic industries and energy. Any manufacturing company that exports its products, which covers a range of industries, should benefit from stronger economic growth overseas. Finally, the rise in energy prices is very helpful for companies in this sector--especially oil and natural gas service companies. After several years of surging prices for growth stocks, we believe smaller capitalization, value stocks may benefit from the market environment.

(1) Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Colonial Small Cap Value Fund, Variable Series vs. Russell 2000 Index

Change in value of a $10,000 investment from 5/31/98--12/31/99

  Average Annual Total Returns on December 31, 1999
        Life          1 Year         3 Years
       (4.85)%         6.34%          N/A

[LINE CHART PLOT POINTS]

                       Colonial
                    Small Cap Value
                         Fund           Russell
                    Variable Series    2000 Index
$12,000   5/98          10000           10000
$11,000   6/98          10030           10021
$10,000                  9102            9209
$ 9,000                  7186            7421
$ 8,000   9/98           7446            8002
$ 7,000                  7865            8328
$ 6,000                  8384            8765
          12/98          8658            9307
                         8447            9431
                         7611            8667
          3/99           7510            8802
                         8014            9591
                         8337            9731
          6/99           8771           10171
                         8761            9892
                         8307            9526
          9/99           8256            9528
                         8297            9566
                         8528           10137
          12/99          9206           11283

[END PLOT POINTS]

____ Colonial Small Cap Value Fund, Variable Series   ---- Russell 2000 Index

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1999
--------------------------------------------------------------------------------

                                              Shares               Value
                                        ------------------   -----------------
COMMON STOCKS--89.9%
Construction--1.6%
Building Construction--1.3%
Dycom Industries, Inc. (a) ............          500         $   22,031
NVR, Inc. (a) .........................          500             23,875
Toll Brothers, Inc. (a) ...............                           5,588
                                                             ----------
                                                                 51,494
                                                             ----------
Heavy Construction--
   Non Building Construction--0.3%
Granite Construction, Inc. ............          600             11,062
                                                             ----------
Finance, Insurance & Real Estate--13.4%
Depository Institutions--7.5%
BancWest Corp. (a) ....................          400              7,800
Bank United Corp., Class A ............          600             16,350
Capitol Federal Financial .............        1,200             11,700
Crestar Financial Corp. ...............          625             11,953
Cullen/Frost Bankers, Inc. ............        1,000             25,750
Downey Finan cial Corp. ...............        1,100             22,206
FirstFed Financial Corp. (a) ..........        1,300             18,281
First Midwest Bancorp, Inc. ...........          500             13,250
Greater Bay Bancorp ...................          300             12,862
Hudson United Bancorp .................          509             13,011
Independence Community Bank
   Corp. ..............................          500              6,250
MAF Bancorp, Inc. .....................        1,200             25,125
Peoples Heritage Financial
   Group, Inc. ........................        1,100             16,569
Provident Bankshares Corp. ............          900             15,581
Staten Island Bancorp, Inc. ...........          500              9,000
Susquehanna Bancshares, Inc. ..........          700             11,113
Washington Federal, Inc. ..............          400              7,900
Webster Financial Corp. ...............          800             18,850
Whitney Holding Corp. .................          600             22,238
                                                             ----------
                                                                285,789
                                                             ----------
Financial Services--1.0%
Community Bank System, Inc. ...........          500             11,562
First Federal Capital Corp. ...........        1,100             16,087
Profit Recovery Group
   International, Inc. (a) ............          100              2,656
Walter Industries, Inc. ...............          800              8,650
                                                             ----------
                                                                 38,955
                                                             ----------
Holding Companies--0.3%
Commerce Bancorp, Inc. ................          300             12,131
                                                             ----------
Insurance Carriers--2.3%
Arthur J. Gallagher & Co. .............          300             19,425
Delphi Financial Group, Inc.,
   Class A (a) ........................          724             21,727
Enhance Financial Services
   Group, Inc. ........................        1,400             22,750

                                              Shares               Value
                                        ------------------   -----------------
Fidelity National Financial, Inc. .....          940         $   13,512
LandAmerica Financial Group, Inc.                600             11,025
                                                             ----------
                                                                 88,439
                                                             ----------
Nondepository Credit Institutions--0.4%
AmeriCredit Corp. .....................          700             12,950
                                                             ----------
Real Estate--1.1%
Chicago Title Corp. ...................          300             13,875
Radian Group, Inc. ....................          600             28,650
                                                             ----------
                                                                 42,525
                                                             ----------
Security Brokers & Dealers--0.8%
Advest Group, Inc. (a) ................          500              9,187
Raymond James Financial, Inc. .........        1,100             20,556
                                                             ----------
                                                                 29,743
                                                             ----------
Manufacturing--33.9%
Apparel--0.7%
Kellwood Co. ..........................          500              9,719
Nautica Enterprises, Inc. (a) .........        1,400             15,838
                                                             ----------
                                                                 25,557
                                                             ----------
Chemicals & Allied Products--5.3%
Alpharma, Inc., Class A ...............          500             15,375
Barr Laboratories, Inc. (a) ...........          300              9,412
Church & Dwight Co., Inc. .............          500             13,344
Dexter Corp. ..........................          600             23,850
Geon Co. ..............................          400             13,000
Goodrich (B.F.) Co. ...................          500             13,750
IDEC Pharmaceuticals Corp. (a) ........          300             29,475
Jones Pharma, Inc. ....................          600             26,062
Liposome Co., Inc. (a) ................          900             10,983
Medicis Pharmaceutical Corp.,
   Class A (a) ........................          700             29,794
Shire Pharmaceuticals Group PLC
   ADR (a) ............................          626             18,221
                                                             ----------
                                                                203,266
                                                             ----------
Communications Equipment--1.2%
Aspect Communications Corp. (a) .......          500             19,562
Comverse Technology, Inc. (a) .........          200             28,950
                                                             ----------
                                                                 48,512
                                                             ----------
Electronic & Electrical Equipment--1.9%
Applied Micro Circuits Corp. (a) ......          200             25,450
CTS Corp. .............................          300             22,612
Lattice Semiconductor Corp. (a) .......          300             14,137
PSC, Inc. (a) .........................        1,200              8,850
                                                             ----------
                                                                 71,049
                                                             ----------
Electronic Components--4.5%
Audiovox Corp., Class A (a) ...........          200              6,075
Burr-Brown Corp. (a) ..................          200              7,225
Micrel, Inc. (a) ......................          300             17,081
Optical Coating Laboratory, Inc. ......          100             29,600

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1999
--------------------------------------------------------------------------------

                                               Shares              Value
                                         ------------------  -----------------
Park Electrochemical Corp. .............          600         $   15,938
Plexus Corp. (a) .......................          500             22,000
Power Integrations, Inc. (a) ...........          300             14,381
QLogic Corp. (a) .......................          100             15,988
Sanmina Corp. (a) ......................          200             19,975
SemTech Corp. (a) ......................          300             15,638
ZixIt Corp. (a) ........................          200              7,925
                                                              ----------
                                                                 171,826
                                                              ----------
Fabricated Metal--1.0%
Alliant Techsystems Inc. (a) ...........          100              6,231
Barnes Group, Inc. .....................          700             11,419
Nortek, Inc. (a) .......................          400             11,200
Tower Automotive, Inc. (a) .............          500              7,719
                                                              ----------
                                                                  36,569
                                                              ----------
Food & Kindred Products--2.4%
Canandaigua Brands, Inc.,
   Class A (a) .........................          800             40,800
Corn Products International, Inc. ......          400             13,100
Michael Foods, Inc. ....................          400              9,850
Ralcorp Holdings, Inc. (a) .............          600             11,963
Smithfield Foods, Inc. (a) .............          700             16,800
                                                              ----------
                                                                  92,513
                                                              ----------
Furniture & Fixtures--2.0%
Ethan Allen Interiors, Inc. ............        1,250             40,078
Furniture Brands International,
   Inc. (a) ............................        1,600             35,200
                                                              ----------
                                                                  75,278
                                                              ----------
Leather--0.1%
K-Swiss, Inc. ..........................          300              5,573
                                                              ----------
Machinery & Computer Equipment--6.3%
Asyst Technology, Inc. (a) .............          300             19,669
Bell & Howell Co. ......................          300              9,544
C-Cube Microsystems, Inc. (a) ..........          100              6,225
Gehl Co. (a) ...........................          800             14,400
Manitowoc, Inc. ........................        1,000             34,000
Milacron, Inc. .........................          600              9,225
NACCO Industries, Inc. .................          200             11,113
Novellus Systems, Inc. (a) .............          200             24,506
Pentair, Inc. ..........................          300             11,550
SPS Technologies, Inc. (a) .............          200              6,388
Terex Corp. (a) ........................          800             22,200
Toro Co. ...............................          300             11,194
Xircom, Inc. (a) .......................          500             37,500
Zebra Technologies Corp.,
   Class A (a) .........................          400             23,400
                                                              ----------
                                                                 240,914
                                                              ----------

                                               Shares              Value
                                         ------------------   -----------------
Measuring & Analyzing Instruments--2.3%
ADAC Laboratories ......................        1,100         $   11,825
Colorado MEDtech, Inc. (a) .............        1,100              8,800
Esterline Technologies Corp. (a) .......          600              6,937
Fossil, Inc. (a) .......................        1,650             38,156
Imation Corp. (a) ......................          400             13,425
VISX, Inc. (a) .........................          200             10,350
                                                              ----------
                                                                  89,493
                                                              ----------
Miscellaneous Manufacturing--0.6%
Russ Berrie & Co., Inc. ................          900             23,625
                                                              ----------
Petroleum Refining--0.3%
Tesoro Petroleum Corp. (a) .............        1,000             11,563
                                                              ----------
Primary Metal--2.7%
CommScope, Inc. (a) ....................          500             20,156
Encore Wire Corp. (a) ..................          800              6,100
Mueller Industries, Inc. (a) ...........          600             21,750
Quanex Corp. ...........................          600             15,300
Ryerson Tull, Inc. .....................          448              8,708
Tredegar Industries, Inc. ..............          700             14,481
Worthington Industries, Inc. ...........          900             14,906
                                                              ----------
                                                                 101,401
                                                              ----------
Printing & Publishing--1.2%
Valassis Communications, Inc. (a) ......        1,050             44,363
                                                              ----------
Rubber & Plastic--0.6%
Carlisle Cos., Inc. ....................          400             14,400
Tupperware Corp. (a) ...................          600             10,163
                                                              ----------
                                                                  24,563
                                                              ----------
Stone, Clay, Glass & Concrete--0.1%
Centex Construction Products, Inc. .....          100              3,900
                                                              ----------
Transportation Equipment--0.7%
Arvin Industries, Inc. .................          200              5,675
Oshkosh Truck Corp. ....................          200              5,863
Superior Industries International,
   Inc. ................................          300              8,044
Winnebago Industries, Inc. .............          300              6,019
                                                              ----------
                                                                  25,601
                                                              ----------
Mining & Energy--2.8%
Miscellaneous Metal Ores--0.3%
AMCOL International Corp. ..............          800             12,900
                                                              ----------
Oil & Gas Extration--1.0%
HS Resources, Inc. (a) .................          500              8,625
Nabors Industries, Inc. (a) ............          408             12,607
Stolt Comex Seaway, S.A. (a) ...........        1,600             17,700
                                                              ----------
                                                                  38,932
                                                              ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1999
--------------------------------------------------------------------------------

                                               Shares              Value
                                         ------------------   -----------------
Oil & Gas Field Services--1.5%
Indiana Energy, Inc. ...................          400         $    7,100
Pride Petroleum International,
   Inc. (a) ............................        2,100             30,713
Veritas DGC, Inc. (a) ..................        1,300             18,200
                                                              ----------
                                                                  56,013
                                                              ----------
Retail Trade--6.3%
Apparel & Accessory Stores--1.4%
AnnTaylor Stores Corp. (a) .............          400             13,775
Genesco, Inc. (a) ......................          900             11,700
Ross Stores, Inc. ......................        1,600             28,700
                                                              ----------
                                                                  54,175
                                                              ----------
Auto Dealers & Gas Stations--0.4%
Lithia Motors, Inc., Class A (a) .......          100              1,787
United Auto Group, Inc. (a) ............        1,300             11,619
                                                              ----------
                                                                  13,406
                                                              ----------
Food Stores--0.2%
Sonic Corp. (a) ........................          300              8,550
                                                              ----------
General Merchandise Stores--0.9%
Ames Department Stores, Inc. (a) .......        1,200             34,575
                                                              ----------
Miscellaneous Retail--1.3%
Musicland Stores Corp. (a) .............        1,100              9,281
Zale Corp. (a) .........................          800             38,700
                                                              ----------
                                                                  47,981
                                                              ----------
Restaurants--2.1%
CEC Entertainment, Inc. (a) ............        1,850             52,494
Jack in the Box, Inc. (a) ..............        1,400             28,962
                                                              ----------
                                                                  81,456
                                                              ----------
Services--18.7%
Amusement & Recreation--0.5%
Anchor Gaming (a) ......................          400             17,375
                                                              ----------
Auto Repair, Rental & Parking--0.5%
Midas, Inc. ............................          300              6,563
XTRA Corp. .............................          300             12,788
                                                              ----------
                                                                  19,351
                                                              ----------
Business Services--1.5%
Advo, Inc. .............................          900             21,375
Interim Services Inc. (a) ..............        1,000             24,750
SEI Investment Co. .....................          100             11,902
                                                              ----------
                                                                  58,027
                                                              ----------
Computer Related Services--5.3%
DSP Group, Inc. (a) ....................          300             27,900
Health Management Systems,
   Inc. (a) ............................        1,200              7,575
Jack Henry & Associates ................          200             10,737
Kronos, Inc. (a) .......................          200             12,000
MICROS Systems, Inc. ...................          200             14,800
Macromedia, Inc. (a) ...................          300             21,938

                                               Shares               Value
                                         ------------------   -----------------
Mercury Interactive Corp. (a) ..........          400         $   43,175
National Computer Systems, Inc. ........          500             18,813
RSA Security, Inc. (a) .................          100              7,750
Sybase, Inc. (a) .......................          700             11,900
Systems & Computer Technology
   Corp. (a) ...........................          700             11,375
TALK.com, Inc. (a) .....................          700             12,425
                                                              ----------
                                                                 200,388
                                                              ----------
Computer Software--3.3%
Acclaim Entertainment, Inc. (a) ........          700              3,587
Hyperion Solutions Corp. (a) ...........          750             32,625
PRI Automation, Inc. (a) ...............          400             26,850
Progress Software Corp. (a) ............          700             39,725
Symantec Corp. (a) .....................          400             23,450
                                                              ----------
                                                                 126,237
                                                              ----------
Engineering, Accounting, Research &
   Management--2.7%
Core Laboratories N.V. (a) .............          600             12,038
Jacobs Engineering Group, Inc. (a)                700             22,750
PerkinElmer, Inc. ......................          400             16,675
Quest Diagnostic, Inc. (a) .............          300              9,169
URS Corporation (a) ....................          500             10,844
Whittman-Hart, Inc. (a) ................          600             32,175
                                                              ----------
                                                                 103,651
                                                              ----------
Health Services--4.2%
Coventry Health Care Inc. (a) ..........          700              4,725
Curative Health Services, Inc. (a) .....        1,300             10,075
Dendrite International, Inc. (a) .......          800             27,100
Express Scripts, Inc. Class A (a) ......          100              6,400
Hooper Holmes, Inc. ....................        1,100             28,325
IDEXX Laboratories, Inc. (a) ...........          400              6,450
Lincare Holdings, Inc. (a) .............          200              6,937
NeoPharm, Inc. (a) .....................          300              6,469
Osteotech, Inc. (a) ....................        1,200             16,050
RehabCare Group, Inc. (a) ..............        1,000             21,125
Universal Health Services, Inc.,
   Class B (a) .........................          300             10,800
Wesley Jessen VisionCare, Inc. (a) .....          400             15,150
                                                              ----------
                                                                 159,606
                                                              ----------
Hotels, Camps & Lodging--0.4%
Isle of Capri Casinos, Inc. (a) ........        1,200             15,825
                                                              ----------
Membership Organizations--0.3%
MemberWorks, Inc. (a) ..................          400             13,275
                                                              ----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--9.7%
Air Transportation--0.7%
Airborne Freight Corp. .................          600             13,200
SkyWest, Inc. ..........................          500             14,000
                                                              ----------
                                                                  27,200
                                                              ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1999
--------------------------------------------------------------------------------

                                             Shares              Value
                                       ------------------   -----------------
Communications--0.8%
Arch Communications Group,
   Inc. (a) ..........................        1,000         $    6,594
True North Communications, Inc. ......          500             22,344
                                                            ----------
                                                                28,938
                                                            ----------
Electric Services --2.1%
CMP Group, Inc. ......................        1,000             27,562
IDACORP, Inc. ........................          500             13,406
Public Service Co. of New Mexico .....        1,000             16,250
Sierra Pacific Resources .............          832             14,404
United Illuminating Co. ..............          200             10,275
                                                            ----------
                                                                81,897
                                                            ----------
Gas Services--1.1%
Energen Corp. ........................          600             10,837
Northwest Natural Gas Co., ...........          500             10,969
ONEOK, Inc. ..........................          300              7,538
UGI Corp. ............................          600             12,263
                                                            ----------
                                                                41,607
                                                            ----------
Motor Freight & Warehousing--1.2%
Arkansas Best Corp. (a) ..............          600              7,200
CNF Transportation, Inc. .............          200              6,900
USFreightways Corp. ..................          700             33,513
                                                            ----------
                                                                47,613
                                                            ----------
Sanitary Services--0.6%
Piedmont Natural Gas Co. .............          700             21,175
                                                            ----------
Telecommunication--2.0%
Alpha Industries, Inc. (a) ...........          200             11,462
InterDigital Communications
   Corp. (a) .........................          700             52,500
Powerwave Technologies, Inc. (a) .....          200             11,675
                                                            ----------
                                                                75,637
                                                            ----------
Transportation Services--1.2%
Avis Rent A Car, Inc. (a) ............        1,000             25,562
Circle International Group, Inc. .....          500             11,125
Expeditors International
   Washington, Inc. ..................          200              8,762
                                                            ----------
                                                                45,449
                                                            ----------

                                             Shares              Value
                                       ------------------   -----------------
Wholesale Trade--3.5%
Durable Goods--2.1%
Anixter International, Inc. (a) ......          400         $    8,250
Brightpoint, Inc. (a) ................        1,200             15,750
Handleman Co. ........................          500              6,687
Owens & Minor, Inc. Holding Co. ......        1,100              9,831
Patterson Dental Co. (a) .............          700             29,838
U.S. Can Corp. (a) ...................          500              9,938
                                                            ----------
                                                                80,294
                                                            ----------
Nondurable Goods--1.4%
Bindley Western Industries, Inc. .....          566              8,525
United Stationers, Inc. (a) ..........          900             25,706
Universal Corp. ......................          800             18,250
                                                            ----------
                                                                52,481
                                                            ----------
Total Common Stocks
   (cost of $3,183,440) ...................................  3,432,668
                                                            ----------

                                              Par
                                          ----------
Corporate Bonds--0.1%
Finance, Insurance & Real Estate--0.1%
Financial Services--0.1%
Impac Mortgage Holdings, Inc.,
   11.000% 2/15/04 ...................      $ 5,700              4,560
                                                            ----------
Total Corporate Bonds
   (cost of $5,195) .......................................      4,560
                                                                 -----
Total Investments
   (cost of $3,188,635) (b) ...............................  3,437,228
                                                             ---------
SHORT-TERM OBLIGATIONS--9.7%
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99,
   due 1/3/00 at 2.500%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2021, market value
   $376,627 (repurchase proceeds
   $369,077) .........................      369,000            369,000
                                                             ---------
Other Assets & Liabilities, Net--0.3% .....................     10,322
                                                             ---------
Net Assets--100.0% ........................................ $3,816,550
                                                            ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $3,205,816.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $3,188,635) ...............    $3,437,228
Short-term obligations ..................................................       369,000
Receivable for fund shares sold .........................................         5,556
Dividends and interest receivable .......................................         1,925
Expense reimbursement due from Manager ..................................        20,044
Cash ....................................................................           594
                                                                             ----------
  Total assets ..........................................................     3,834,347
                                                                             ----------
Liabilities:
Other liabilities .......................................................        17,797
                                                                             ----------
  Total liabilities .....................................................        17,797
                                                                             ----------
Net assets ..............................................................    $3,816,550
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $3,829,243
 Accumulated overdistributed net investment income ......................        (1,444)
 Accumulated net realized losses on investments .........................      (259,842)
 Net unrealized appreciation on investments .............................       248,593
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $3,816,550
                                                                             ==========
Shares of beneficial interest outstanding ...............................       418,618
                                                                             ==========
Net asset value per share ...............................................    $     9.12
                                                                             ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest income .........................................................    $   14,014
Dividends ...............................................................        15,213
                                                                             ----------
  Total investment income ...............................................        29,227
                                                                             ----------
Expenses:
 Management fee .........................................................        18,928
 Bookkeeping fee ........................................................        27,000
 Transfer agent fee .....................................................         7,500
 Audit fee ..............................................................        19,028
 Legal fees .............................................................         1,162
 Trustees' expense ......................................................         6,650
 Custodian fee ..........................................................         5,089
 Reports to shareholders ................................................           544
 Other ..................................................................         1,060
                                                                             ----------
  Total expenses ........................................................        86,961
                                                                             ----------
Less:
 Expense reimbursable by Manager ........................................       (63,222)
                                                                             ----------
Net expenses ............................................................        23,739
                                                                             ----------
Net investment income ...................................................         5,488
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments .....................................      (104,297)
 Net change in unrealized appreciation/depreciation on investments ......       368,888
                                                                             ----------
Net increase in net assets resulting from operations ....................    $  270,079
                                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                         Year Ended      Period Ended
                                                                                        December 31,     December 31,
                                                                                            1999             1998*
                                                                                       --------------   --------------
Operations:
 Net investment income .............................................................     $    5,488       $   15,271
 Net realized losses on investments ................................................       (104,297)        (155,684)
 Net change in unrealized appreciation/depreciation on investments .................        368,888         (120,295)
                                                                                         ----------       ----------
Net increase (decrease) in net assets resulting from operations ....................        270,079         (260,708)
                                                                                         ----------       ----------
Distributions declared from:
 Net investment income .............................................................         (5,317)         (15,271)
 In excess of net investment income ................................................             --           (1,681)
                                                                                         ----------       ----------
Total distributions ................................................................         (5,317)         (16,952)
                                                                                         ----------       ----------
Fund share transactions:
 Proceeds from fund shares sold ....................................................      1,874,756        2,048,369
 Cost of fund shares repurchased ...................................................       (110,309)          (5,637)
 Distributions reinvested ..........................................................          5,317           16,952
                                                                                         ----------       ----------
Net increase in net assets resulting from fund share transactions ..................      1,769,764        2,059,684
                                                                                         ----------       ----------
Total increase in net assets .......................................................      2,034,526        1,782,024
Net assets:
 Beginning of year .................................................................      1,782,024               --
                                                                                         ----------       ----------
 End of year .......................................................................     $3,816,550       $1,782,024
                                                                                         ==========       ==========
Accumulated overdistributed net investment income included in ending net assets          $   (1,444)      $   (1,681)
                                                                                         ==========       ==========
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................        223,556          206,231
 Shares repurchased ................................................................        (13,079)            (739)
 Distributions reinvested ..........................................................            621            2,028
                                                                                         ----------       ----------
Net increase .......................................................................        211,098          207,520
                                                                                         ==========       ==========

* For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

 Organization--Colonial Small Cap Value Fund, Variable Series, (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates:

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.00% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $3,088,017 and $1,605,368, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $564,125
     Gross unrealized depreciation     (332,713)
                                       --------
      Net unrealized appreciation      $231,412
                                       --------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
  2006          $ 14,000
  2007           229,000
                --------
                $243,000
                --------

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                          Period
                                                                        Year Ended         Ended
                                                                       December 31,      December 31,
                                                                           1999            1998***
                                                                      --------------   --------------
Per share operating performance:
Net asset value, beginning of year ................................       $ 8.59          $ 10.00
                                                                          ------          -------
Net investment income (a) .........................................         0.02             0.08
Net realized and unrealized gains (losses) on investments .........         0.52            (1.41)
                                                                          ------          -------
Total from investment operations ..................................         0.54            (1.33)
                                                                         ------           -------
Less distributions:
 Dividends from net investment income .............................        (0.01)           (0.07)
 In excess of net investment income ...............................           --            (0.01)
                                                                         -------          -------
Total distributions ...............................................        (0.01)           (0.08)
                                                                         -------          ---------
Net asset value, end of year ......................................       $ 9.12          $  8.59
                                                                         =======          =========
Total return:
Total investment return (b)(c) ....................................         6.34%          (13.25)%**
Ratios/supplemental data:
Net assets, end of year (000's) ...................................      $ 3,817          $ 1,782
Ratio of expenses to average net assets (d)(e) ....................         1.00%            1.00%*
Ratio of net investment income to average net assets (d) ..........         0.23%            1.41%*
Portfolio turnover ratio ..........................................           74%              51%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations May 19, 1998 to
    December 31, 1998.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 3.66% and 4.32% (annualized), respectively.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial Strategic Income Fund, Variable Series, seeks as high a level of current income as is consistent with prudent risk and maximizing total return.

Fund Performance (as of December 31, 1999)

Inception date ................................   7/5/94
Assuming reinvestment of all distributions
   12-month total return ......................     1.78%
Net asset value per share on 12/31/99 .........   $10.44
Net asset value per share on 12/31/98 .........   $11.08

Portfolio Manager's Discussion

     Carl C. Ericson is the portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.

What was the investment environment during 1999?

     Across the globe bonds succumbed to the pressure of inflation worries, rising interest rates and Y2K concerns. Stronger-than-expected U.S. economic growth, combined with the rebound of the Japanese, European and emerging market economies, prompted the Federal Reserve to raise interest rates by three-quarters of a percentage point in what were deemed preemptive strikes against potential inflation. As interest rates rose, Treasury bond yields soared to 6.49% by year-end, up from 5.11% at the beginning of 1999. Bond prices, which move in the opposite direction of their yields, posted significant losses as a result.

     Although Treasuries were hit hardest by rising interest rates, their troubles spilled over into the high-yield corporate market and muted returns there.

     The performance of foreign bonds was mixed. European bond yields marched higher and bond prices dropped in response to strengthening economic conditions on that continent. Emerging market bonds, meanwhile, posted double-digit gains as those regions stabilized and investor sentiment turned more favorable.

What was the Fund's strategy during the year?

     The Fund remained committed to its strategy of diversifying among a broad range of U.S. government, high-yield corporate and foreign bonds. While our adherence to this approach meant that the Fund lost some ground in its Treasury and foreign government holdings, it benefited from the rebound of emerging market and high-yield bonds.

High-Yield Corporate Bonds

     The Fund kept its largest weighting in high-yield corporate bonds (about 40% of total net assets), which helped performance. After posting relatively weak performance in the first half of 1999, high-yield corporate bonds gathered strength as the year wore on. The main drivers of their late-year comeback were the strong economy--which translated into good financial performance for many high-yield issuers--and a slowdown in supply. In the summer and early fall, companies rushed to issue new debt in order to avoid any potential market disruptions caused by Y2K concerns. By late fall, supply dwindled, demand increased and the high-yield market firmed.

     Thanks to the ongoing strength of the economy and improving commodity prices, the Fund's cyclical holdings in paper, metal, chemical and auto companies performed especially well. Paper companies Riverwood (0.6% of net asset) and Repap (0.3% of net assets), as well as Kaiser Aluminum (0.3% of net assets) each posted strong gains. We also enjoyed good, but more moderate, gains from many cable holdings. Ongoing industry consolidation and the convergence of broadcast and Internet services helped boost holdings such as Charter Communications (0.5% of net assets), Avalon (0.4% of net assets) and U.K.-based NTL (1.1% of net assets).

Foreign bonds

     Foreign bonds represented 27.0% of net assets at year end. Emerging market government bonds as a group posted gains in excess of 20% for 1999, and the Fund's increased holdings in them benefited performance. Rising commodity prices, stabilizing economic conditions and more enthusiastic investor sentiment were the main reasons why our emerging markets holdings in Venezuela, Russia, and Mexico were among our top winners in 1999.

     To make way for more emerging market bonds, we sold some U.K. government bonds. Although they posted decent performance for the first half, we sold them when it appeared that the U.K. economy was on the mend and interest rates might move higher in response. In contrast, we added Turkish bonds, in large part because of its government's commitment to fight inflation and bring down interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

U.S. Government Bonds

     To adhere to our diversified approach, we maintained holdings in U.S. Treasury bonds despite their disappointing 1999 performance. Eventually, the Treasury market may become more favorable, and the Fund should benefit should that occur.

What is your outlook for the year ahead?

     We believe that current strong economic conditions could continue to put upward pressure on interest rates in the United States. Given that, we wouldn't be surprised if the Federal Reserve has another interest rate hike or so up its sleeve. Beyond that, however, we think that higher interest rates will eventually slow the economy. Slower economic growth could, in turn, set the stage for a more favorable interest rate environment and better U.S. Treasury bond performance. We also believe that high-yield corporate bonds can perform well. Having never fully recovered from the near financial market meltdown of 1998, high-yield bonds are attractively priced and offer a yield advantage over Treasuries not usually enjoyed in periods when the economy is so strong. As for foreign government bonds, we think selected emerging markets offer good higher-yielding opportunities, although most developed, higher-quality markets remain unattractive. But no matter what the investing environment, we'll focus on keeping the fund well diversified.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.


--------------------------------------------------------------------------------

Colonial Strategic Income Fund, Variable Series vs. Lehman Brothers Government/ Corporate Bond Index

Change in value of a $10,000 investment from 7/31/94--12/31/99

 Average Annual Total Returns on December 31, 1999
        Life          1 Year         5 Years
       8.26%           1.78%          8.88%

[LINE CHART PLOT POINTS]

                         Colonial          Lehman
                        Strategic         Brothers
                       Income Fund,     Government/
                        Variable         Corporate
                         Series          Bond Index
$17,000   7/94             10000            10000
$16,000                    10050            10004
$15,000                    10011             9853
$14,000                    10051             9842
$13,000                     9941             9824
$12,000   12/94            10030             9889
$11,000                    10163            10079
$10,000                    10409            10313
$ 9,000                    10593            10382
                           10788            10527
                           11085            10968
          6/95             11136            11056
                           11238            11013
                           11238            11154
                           11433            11268
                           11586            11433
                           11698            11622
          12/95            11865            11793
                           12038            11866
                           11940            11615
                           11887            11517
                           11940            11438
                           11951            11418
          6/96             12026            11570
                           12123            11597
                           12264            11568
                           12512            11773
                           12706            12048
                           13008            12269
          12/96            13030            12133
                           12995            12148
                           13090            12173
                           12901            12028
                           13067            12204
                           13280            12318
          6/97             13468            12465
                           13787            12847
                           13694            12703
                           13989            12902
                           14013            13109
                           14085            13178
          12/97            14221            13317
                           14450            13504
                           14488            13477
                           14589            13519
                           14653            13587
                           14718            13732
          6/98             14743            13872
                           14871            13883
                           14321            14154
                           14640            14559
                           14665            14456
                           15086            14542
          12/98            15077            14579
                           15199            14682
                           15023            14333
                           15227            14404
                           15431            14440
                           15118            14292
          6/99             15131            14247
                           15118            14207
                           15063            14196
                           15145            14324
                           15145            14361
                           15240            14352
          12/99            15344            14264

[END PLOT POINTS]

____ Colonial Strategic Income Fund, Variable Series

---- Lehman Governement/Corporate Bond Index


Past performance is no guarantee of future results. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Indexes are not investments, do not incur fees or expenses and it is not possible to invest directly in an index. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                               Par                  Value
                                                                       -------------------   ------------------
BONDS & NOTES--90.7%
Corporate Fixed Income Bonds & Notes--39.8%
Construction--0.2%
Building Construction
Falcon Building Products, Inc.
   stepped coupon, (10.500%
   06/15/02) (a) 6/15/07 ...............................................   $  500,000            $    375,000
                                                                                                 ------------
Finance, Insurance & Real Estate--0.9%
Financial Services
Ameriserve Finance Trust,
   12.000% 9/15/06 (b) .................................................      375,000                 307,500
Dresdner Funding Trust II,
   5.790% 6/30/11 (b) ..................................................      500,000                 458,392
PDVSA Finance Ltd., Series
   1999 I, 9.750% 2/15/10 (b) ..........................................      810,000                 775,575
                                                                                                 ------------
                                                                                                    1,541,467
                                                                                                 ------------
Manufacturing--13.4%
Chemicals & Allied Products--2.6%
Agricultural Minerals Co., L.P.,
   10.750% 9/30/03 .....................................................      275,000                 198,000
Allied Waste North America,
   Inc., 10.000% 8/1/09 (b) ............................................    1,250,000               1,112,500
Huntsman Corp., 9.500%
   07/01/07 (b) ........................................................      500,000                 475,000
LaRoche Industries, Inc.,
   9.500% 9/15/07 ......................................................      500,000                 135,000
Lyondell Chemical Co.,
   10.875% 5/1/09 ......................................................      325,000                 342,875
PCI Chemicals Canada, Inc.,
   9.250% 10/15/07 .....................................................      250,000                 192,500
Sterling Chemicals, Inc.:
   11.250% 4/1/07 ......................................................      600,000                 438,000
 11.750% 8/15/06 .......................................................      225,000                 168,750
Terra Industries, Inc., 10.500%
   6/15/05 .............................................................      410,000                 295,200
Texas Petrochemical Corp.,
   11.125% 7/1/06 ......................................................      755,000                 656,850
Trans Resources, Inc., 10.750%
   3/15/08 .............................................................      500,000                 445,000
                                                                                                 ------------
                                                                                                    4,459,675
                                                                                                 ------------
Electronic & Electrical Equipment--0.8%
Gentek, Inc., 11.000%
   08/01/09 (b) ........................................................      500,000                 520,000
TransDigm, Inc., 10.375%
   12/1/08 .............................................................    1,000,000                 880,000
                                                                                                 ------------
                                                                                                    1,400,000
                                                                                                 ------------

                                                                               Par                  Value
                                                                       -------------------   ------------------
Fabricated Metal--0.6%
Earle M. Jorgensen & Co.,
   9.500% 4/1/05 .......................................................   $  250,000            $    240,000
Euramax International, PLC,
   11.250% 10/01/06 (c) ................................................      250,000                 256,250
US Can Corp., 10.125%
   10/15/06 ............................................................      500,000                 510,000
                                                                                                 ------------
                                                                                                    1,006,250
                                                                                                 ------------
Food & Kindred Products--1.3%
Chattem, Inc., 8.875% 4/1/08 ...........................................      750,000                 701,250
Di Giorgio Corp., 10.000%
   6/15/07 .............................................................      750,000                 691,875
Premier International Foods
   PLC, 12.000% 09/01/09 (b) ...........................................      750,000                 746,250
                                                                                                 ------------
                                                                                                    2,139,375
                                                                                                 ------------
Machinery & Computer Equipment--0.5%
IMO Industries, Inc., 11.750%
   5/1/06 ..............................................................      425,000                 425,000
Numatics, Inc., 9.625% 4/1/08 ..........................................      650,000                 487,500
                                                                                                 ------------
                                                                                                      912,500
                                                                                                 ------------
Measuring & Analyzing Instruments--0.2%
Envirosource, Inc. 9.750%
   6/15/03 .............................................................      500,000                 320,000
                                                                                                 ------------
Miscellaneous Manufacturing--2.6%
Blount, Inc., 13.000%
   8/1/09 (b) ..........................................................      250,000                 263,750
Compass Aerospace Corp.,
   10.125% 4/15/05 .....................................................      750,000                 412,500
ISG Resources, Inc., 10.000%
   4/15/08 .............................................................      580,000                 493,000
Koppers Industries, Inc. 9.875%
   12/1/07 .............................................................      500,000                 460,000
Moll Industries, Inc., 10.500%
   7/1/08 ..............................................................      750,000                 300,000
Owens-Illinois, Inc., 7.500%
   5/15/10 .............................................................      750,000                 670,718
Simmons Co., 10.250% 3/15/09                                                  750,000                 710,625
Special Devices, Inc., 11.375%
   12/15/08 ............................................................    1,000,000                 770,000
Tokheim Corp., 11.375% 8/1/08                                                 435,000                 295,800
                                                                                                 ------------
                                                                                                    4,376,393
                                                                                                 ------------
Paper Products--1.3%
Georgia Gulf Corp., 10.375%
   11/1/07 (b) .........................................................      125,000                 130,468
Repap New Brunswick, Inc.,
   10.625% 4/15/05 .....................................................      620,000                 576,600
Riverwood International Corp.
   10.625% 8/1/07 ......................................................      500,000                 517,500
   10.875% 4/1/08 ......................................................      500,000                 495,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                 Par                  Value
                                                                         -------------------   ------------------
Stone Container Corp., 10.750%
   10/1/02 ...............................................................   $  500,000            $    514,375
                                                                                                   ------------
                                                                                                      2,233,943
                                                                                                   ------------
Primary Metal--1.7%
Bayou Steel Corp., 9.500%
   5/15/08 ...............................................................      500,000                 466,250
Kaiser Aluminum & Chemical
   Corp., 10.875% 10/15/06 ...............................................      500,000                 501,250
Keystone Consolidated
   Industries, Inc., 9.625%
   8/1/07 ................................................................      500,000                 440,000
Renco Metals, Inc., 11.500%
   7/1/03 ................................................................      500,000                 410,000
WCI Steel Inc., 10.000% 12/1/04                                                 500,000                 510,000
WHX Corp. 10.500% 4/15/05 ................................................      500,000                 490,000
                                                                                                   ------------
                                                                                                      2,817,500
                                                                                                   ------------
Printing & Publishing--0.3%
American Lawyer Media, Inc.,
   9.750% 12/15/07 .......................................................      500,000                 485,000
                                                                                                   ------------
Rubber & Plastic--0.4%
Metromedia Fiber Network,
   Inc., 10.000% 12/15/09 ................................................      700,000                 714,000
                                                                                                   ------------
Stone, Clay, Glass & Concrete--0.0%
Owens-Illinois, Inc., 8.100%
   5/15/07 ...............................................................       75,000                  71,625
                                                                                                   ------------
Transportation Equipment--1.1%
Collins & Aikman Products Co.,
   11.500% 4/15/06 .......................................................      500,000                 495,000
Johnstown America Industries,
   Inc. 11.750% 8/15/05 ..................................................      500,000                 508,750
LDM Technologies, Inc.,
   10.750% 1/15/07 .......................................................      600,000                 546,000
Venture Holdings Trust,
   Series B, 9.500% 7/1/05 ...............................................      275,000                 250,250
                                                                                                   ------------
                                                                                                      1,800,000
                                                                                                   ------------
Mining & Energy--2.0%
Coal Mining--0.2%
AEI Resources, Inc., 10.500%
   12/15/05 (b) ..........................................................      500,000                 375,000
                                                                                                   ------------
Oil & Gas Extraction--1.8%
Belden & Blake Corp. 9.875%
   6/15/07 ...............................................................      305,000                 149,450
HS Resources, Inc., 9.250%
   11/15/06 ..............................................................      775,000                 767,250
Magnum Hunter Resources,
   Inc. 10.000% 6/1/07 ...................................................      775,000                 705,250
Mariner Energy, Inc. 10.500%
   8/1/06 ................................................................      500,000                 471,250
Ocean Energy, Inc., 8.875%
   7/15/07 ...............................................................      500,000                 496,250

                                                                                 Par                  Value
                                                                         -------------------   ------------------
Vintage Petroleum, Inc., 9.750%
   6/30/09 ...............................................................   $  500,000            $    512,500
                                                                                                   ------------
                                                                                                      3,101,950
                                                                                                   ------------
Retail Trade--0.3%
Food Stores
Pathmark Stores, Inc.:
   9.625% 5/1/03 .........................................................      650,000                 487,500
   10.750% 11/1/03 .......................................................      500,000                  55,000
                                                                                                   ------------
                                                                                                        542,500
                                                                                                   ------------
Services--4.0%
Amusement & Recreation--2.1%
Boyd Gaming Corp., 9.500%
   7/15/07 ...............................................................      375,000                 371,250
Coast Hotels & Casinos, Inc.,
   9.500% 4/1/09 .........................................................      550,000                 533,500
Hollywood Casino Corp.,
   11.250% 5/1/07 ........................................................      600,000                 621,000
Hollywood Park, Inc. 9.250%
   2/15/07 ...............................................................      750,000                 744,375
Horseshoe Gaming, L.L.C.
   9.375% 6/15/07 ........................................................      600,000                 597,000
Mohegan Tribal Gaming
   Authority, 8.750% 1/1/09 ..............................................      275,000                 272,938
Regal Cinemas, Inc., 9.500%
   6/1/08 ................................................................      620,000                 480,500
                                                                                                   ------------
                                                                                                      3,620,563
                                                                                                   ------------
Business Services--0.3%
Unisys Corp., 11.750% 10/15/04                                                  500,000                 547,500
                                                                                                   ------------
Health Services--0.7%
Hanger Orthopedic Group,
   Inc., 11.250% 6/15/09 .................................................      500,000                 513,750
Tenet Healthcare Corp., 8.625%
   1/15/07 ...............................................................      750,000                 721,875
                                                                                                   ------------
                                                                                                      1,235,625
                                                                                                   ------------
Hotels, Camps & Lodging--0.8%
CapRock Communications
   Corp., 11.500% 5/1/09 .................................................      750,000                 761,250
Eldorado Resorts L.L.C.
   10.500% 8/15/06 .......................................................      500,000                 511,875
                                                                                                   ------------
                                                                                                      1,273,125
                                                                                                   ------------
Other Services--0.1%
Intertek Finance, PLC, 10.250%
   11/1/06 ...............................................................      250,000                 230,000
                                                                                                   ------------
Transportation, Communication, Electric, Gas &
   Sanitary Services--18.8%
Air Transportation--0.3%
U.S. Air, Inc., 10.375% 3/1/13 ...........................................      500,000                 481,250
                                                                                                   ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                               Par                  Value
                                                                       -------------------   ------------------
Broadcasting--1.7%
Allbritton Communications Co.,
   9.750% 11/30/07 .....................................................   $  500,000            $    500,000
Cumulus Media, Inc., 10.375%
   7/1/08 ..............................................................      250,000                 261,250
Fox Family Worldwide, Inc.,
   9.250% 11/1/07 ......................................................      750,000                 697,500
LIN Holding Corp. stepped
   coupon, (10.000% 03/01/03)
   (a) 3/1/08 ..........................................................      500,000                 337,500
Sinclair Broadcast Group, Inc.,
   9.000% 7/15/07 ......................................................      500,000                 470,000
Young Broadcasting Corp.,
   11.750% 11/15/04 ....................................................      650,000                 678,438
                                                                                                 ------------
                                                                                                    2,944,688
                                                                                                 ------------
Cable--5.8%
Adelphia Communications
   Corp., 9.875% 3/1/07 ................................................      500,000                 507,500
Avalon Cable Holdings, 9.375%
   12/1/08 .............................................................      750,000                 757,500
Bresnan Communications
   Group L.L.C., stepped
   coupon, (9.250% 02/01/04)
   (a) 2/1/09 ..........................................................    3,000,000               2,077,500
Charter Communications
   Holding L.L.C., stepped
   coupon, (9.920% 04/01/04)
   (a) 4/1/11 ..........................................................    1,500,000                 879,375
Comcast UK Cable Partners
   Ltd., stepped coupon,
   (11.200% 11/15/00) (a)
   11/15/07 ............................................................      500,000                 476,250
Diamond Cable Co., stepped
   coupon, (10.750% 02/15/02)
   (a) 2/15/07 .........................................................      500,000                 410,000
EchoStar DBS Corp., 9.250%
   2/1/06 ..............................................................    1,000,000               1,007,500
FrontierVision Holdings L.P.
   stepped coupon, (11.875%
   09/15/01) (a) 9/15/07 ...............................................      500,000                 445,000
NTL, Inc.:
   stepped coupon:
   (11.000% 10/01/00) (a)
    10/1/07 ............................................................      250,000                 175,625
   (9.750% 04/15/04) (a)
    4/15/09 ............................................................    1,250,000               1,156,092
 11.500% 10/1/08 .......................................................      500,000                 542,500
Northland Cable Television,
   Inc. 10.250% 11/15/07 ...............................................      500,000                 501,250

                                                                               Par                  Value
                                                                       -------------------   ------------------
Telewest Communication PLC,
   stepped coupon, (11.000%
   10/01/00) (a) 10/1/07 (c) ...........................................   $1,000,000            $    935,000
                                                                                                 ------------
                                                                                                    9,871,092
                                                                                                 ------------
Communications--1.7%
Call-Net Enterprises, Inc.,
   stepped coupon, (10.800%
   05/15/04) (a) 5/15/09 ...............................................      500,000                 240,000
Centennial Cellular Corp.,
   10.750% 12/15/08 ....................................................      375,000                 402,188
Exodus Communications, Inc.,
   10.750% 12/15/09 (b) ................................................      260,000                 264,550
Loral Space & Communications
   Ltd., 11.250% 1/15/07 ...............................................      110,000                  82,500
PSINet, Inc., 11.000% 8/1/09 ...........................................      500,000                 512,500
Spectrasite Holdings, Inc.,
   stepped coupon, (11.250%
   04/15/04) (a) 4/15/09 ...............................................    1,250,000                 668,750
Verio, Inc.,11.250% 12/1/08 ............................................      750,000                 787,500
                                                                                                 ------------
                                                                                                    2,957,988
                                                                                                 ------------
Electric Services--0.5%
The AES Corp., 9.500% 6/1/09 ...........................................      780,000                 790,725
                                                                                                 ------------
Motor Freight & Warehousing--0.3%
MTL, Inc., 10.000% 6/15/06 .............................................      500,000                 440,000
                                                                                                 ------------
Pipelines--0.2%
Falcon Holding Group L.P.,
   stepped coupon, (9.285%
   04/15/03) (a) 4/15/10 ...............................................      500,000                 361,875
                                                                                                 ------------
Telecommunications--8.2%
AirGate PCS, Inc., stepped
   coupon, (13.500% 10/01/04)
   (a) 10/1/09 .........................................................      350,000                 194,250
Carrier1 International SA,
   13.250% 2/15/09 .....................................................      500,000                 510,000
Clearnet Communications, Inc.,
   stepped coupon, (14.750%
   12/15/00) (a) 12/15/05 ..............................................      500,000                 492,500
Global Crossing Holding Ltd.,
   9.125% 11/15/06 (b) .................................................      580,000                 573,475
Hyperion Telecommunications,
   Inc., stepped coupon,
   (13.000% 04/15/01) (a)
   4/15/03 .............................................................      150,000                 135,000
ICG Holding, Inc., stepped
   coupon, (13.500% 09/15/00)
   (a) 9/15/05 .........................................................      500,000                 437,930

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                              Par             Value
                                      -------------   ---------------
Intermedia Communications,
   Inc., stepped coupon,
   (11.250% 07/15/02) (a)
   7/15/07 ...........................   $  500,000      $    370,000
Jazztel PLC, 13.250% 12/15/09 (e).....      250,000           252,845
KMC Telecom Holdings Inc.,
   13.500% 5/15/09 (b) ...............      750,000           750,000
Level 3 Communications, Inc.,
   9.125% 5/1/08 .....................    1,405,000         1,329,481
McLeodUSA, Inc. stepped
   coupon, (10.500% 03/01/02)
   (a) 3/1/07 ........................      500,000           410,000
Metrocall, Inc., 10.375%
   10/01/07 ..........................      500,000           300,000
Microcell Telecommunications,
   Inc., stepped coupon,
   (14.000% 12/01/01) (a)
   6/1/06 ............................      500,000           442,500
Nextlink Communications, Inc.:
   10.750% 11/15/08 ..................      500,000           517,500
   10.750% 6/1/09 ....................    1,000,000         1,037,500
Nextel Communications, Inc.:
   stepped coupon, (9.750%
   10/31/02) (a) 10/31/07 ............    1,000,000           722,500
   9.375% 11/15/09 (b) ...............    1,000,000           982,500
Ono Finance PLC, 13.000%
   5/1/09 (b) ........................      500,000           570,000
RCN Corp., stepped coupon,
   (11.125% 10/15/02) (a)
   10/15/07 ..........................    1,000,000           710,000
Sprint Spectrum L.P., stepped
   coupon, (12.500% 08/15/01)
   (a) 8/15/06 .......................      850,000           792,625
TeleCorp PCS, Inc., stepped
   coupon, (11.625% 04/15/04)
   (a) 4/15/09 .......................    1,500,000           945,000
Viatel, Inc., 11.500% 3/15/09 ........      500,000           507,500
Williams Communications
   Group, Inc., 10.875% 10/1/09             750,000           785,625
Worldwide Fiber, Inc., 12.000%
   8/1/09 (b) ........................      250,000           258,125
                                                         ------------
                                                           14,026,856
                                                         ------------
Wholesale Trade--0.3%
Durable Goods--0.2%
Holmes Products Corp., 9.875%
   11/15/07 ..........................      500,000           365,000
                                                         ------------
Nondurable Goods--0.1%
Revlon Consumer Products
   Corp., 9.000% 11/1/06 .............      180,000           135,000
                                                         ------------
Total Corporate Fixed Income Bonds & Notes
(cost of $70,311,442) ..............................       67,953,465
                                                         ------------

                                Currency         Par           Value
                               ---------- ---------------- -------------
Foreign Government & Agency Obligations--27.0%
French O.A.T. 8.500%
   4/25/03 ...................    FF      $     295,000    $  330,803
Government of France,
   8.500% 10/25/08 ...........    FF          1,472,400     1,807,987
Government of Mexico,
   11.375% 09/15/16 (d) ......                3,925,000     4,441,530
Government of New
   Zealand, 8.000%
   11/15/06 ..................    NZ          4,478,000     2,442,366
Hellenic Republic:
   8.600% 3/26/08 ............    GD        460,500,000     1,591,293
   8.800% 6/19/07 ............    GD        145,000,000       501,280
   8.900% 3/21/04 ............    GD      1,058,000,000     3,515,695
Norwegian Government
   Bonds:
   6.750% 1/15/07 ............    NK          4,070,000       525,472
 9.500% 10/31/02 .............    NK         23,025,000     3,123,224
Poland Non-US GLB
   Bearer PDI,
   5.000% 10/27/14 ...........    PZ            350,000       309,750
Republic of Argentina
   Global,
   11.000% 10/9/06 (e) .......                  350,000       347,375
Republic of Argentina:
   11.250% 4/10/06 (f) .......    DM          1,375,000       735,786
   11.375% 01/30/17 (e) ......                2,205,000     2,199,488
Republic of Brazil:
   10.125% 05/15/27 (g) ......                4,086,000     3,505,788
   14.500% 10/15/09 (g) ......                1,195,000     1,320,475
Republic of Bulgaria,
   6.500% 7/28/11 (h) ........                3,250,000     2,563,438
Republic of Panama,
   8.875% 09/30/27 (i) .......                2,028,000     1,703,520
Republic of Turkey:
   11.875% 11/5/04 (j) .......                1,060,000     1,097,100
   12.375% 6/15/09 (j) .......                1,185,000     1,270,913
Republic of Venezuela,
   9.250% 9/15/27 (k) ........                3,320,000     2,191,200
Russian Federation,
   11.000% 07/24/18 (l) ......                1,949,000     1,179,145
Swedish Government
   Bonds, 10.250% 5/5/03 .....    SK          9,200,000     1,240,165
Treasury Corp. of Victoria:
   12.000% 9/22/01 ...........    A$          1,590,000     1,136,432
   12.500% 10/15/03 ..........    A$            888,000       690,613
United Kingdom Treasury:
   10.000% 2/26/01 ...........    KB          1,295,000     2,175,546
   10.000% 9/8/03 ............    KB          1,418,000     2,559,946
United Mexican States,
   10.375% 01/29/03 (m) ......    DM          1,550,000       867,314

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                Currency       Par           Value
                               ---------- ------------- --------------
Western Australia Treasury
   Corp., 8.000% 10/15/07.....    A$      $  999,000    $   682,721
                                                        -----------
Total Foreign Government & Agency Obligations
   (cost of $49,523,114) ............................    46,056,365
                                                        -----------
US Government & Agency Obligations--23.0%
Federal Home Loan
   Mortgage Float 3/00
   5.556% 3/1/00 .............             1,600,000      1,600,000
Federal Home Loan
   Mortgage Corporation,
   Gold 30 Yr. 8.000%
   10/1/26 ...................             1,070,647      1,081,011
Government National
   Mortgage Association
   Seasoned 30 Yr., 8.000%
   4/15/17 ...................               836,416        854,499
U.S. Treasury Bonds:
   8.750% 5/15/17 ............             5,231,000      6,247,749
   11.625% 11/15/04 ..........             8,119,000      9,806,209
   12.000% 8/15/13 ...........             7,088,000      9,464,677
U.S. Treasury Notes,
   11.875% 11/15/03 ..........             8,694,000     10,261,615
                                                        -----------
Total U.S. Government & Agency Obligations
   (cost of $41,815,899) ............................    39,315,760
                                                        -----------
COLLATERALIZED MORTGAGE--0.2%
Air Transportation--0.2%
United Airlines, Inc.,
   (cost of $270,490)
   9.200% 3/22/08 ............               248,215        260,127
                                                            -------
MUNICIPAL BONDS--0.7%
Education--0.7%
Student Loan Marketing
   Association,
   (cost of $1,198,727)
   5.286% 1/20/00 ............             1,200,000      1,200,000
                                                        -----------
Total Bonds & Notes
   (cost of $163,119,672) ...........................   154,785,717
                                                        -----------

                                                                                   Shares                Value
                                                                             ------------------   ------------------
PREFERRED STOCKS--1.0%
Transportation, Communication, Electric,
   Gas & Sanitary Services--1.0%
Broadcasting--0.1%
Granite Broadcasting Corp.
   12.75% PIK ............................................................          130              $   132,600
                                                                                                     ------------
Cable--0.8%
CSC Holdings Limited:
   11.125% PIK ...........................................................        7,601                  830,386
   11.750% PIK ...........................................................        4,408                  484,879
                                                                                                     ------------
                                                                                                       1,315,265
                                                                                                     ------------
Communications--0.1%
Dobson Communication Corp.
   12.250% PIK ...........................................................          170                  177,875
                                                                                                     ------------
Total Preferred Stocks
   (cost of $1,633,995) .....................................................................          1,625,740
                                                                                                     ------------
COMMON STOCKS (n)--0.2%
Services--0.0%
Health Services--0.0%
AirGate PCS, Inc. ........................................................          350                   40,600
                                                                                                     ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--0.2%
Telecommunication
Carrier 1 International ..................................................          500                   10,000
Price Communications Corp. ...............................................       11,833                  329,091
                                                                                                     ------------
                                                                                                         339,091
                                                                                                     ------------
Total Common Stocks
   (cost of $149,835) .......................................................................            379,691
                                                                                                     ------------
WARRANTS (n)--0.0%
Retail Trades--0.0%
Food Stores
Ono Finance PLC
   (cost of $84,475) .....................................................          500                       (o)
                                                                                                     --------------
Total Investments--91.9%
   (cost of $164,987,977) (p) ...............................................................        156,791,148
                                                                                                     ------------

                                                                                   Par
                                                                                  -----
SHORT-TERM OBLIGATIONS--5.4%
Repurchase agreement with
   SBC Warburg Ltd., dated
   12/31/99, due 1/3/00 at
   2.500%, collateralized by U.S.
   Treasury bonds and/or notes
   with various maturities to
   2021, market value
   $9,481,007 (repurchase
   proceeds $9,290,935) ..................................................   $9,289,000                9,289,000
                                                                                                     ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                           Value
                                      ---------------
Forward Currency Contracts (q)--0.0%   $     30,494
                                       ------------
Other Asset & Liabilities, Net--2.7%      4,590,900
                                       ------------
Net Assets--100.0% ................    $170,701,542
                                       ============

Notes to Investment Portfolio:
(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $8,563,085 or 5.0% of net assets.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) This is a Mexican security. Par amount is stated in U.S. dollars.
(e) This is an Argentinean security. Par amount is stated in U.S. dollars.
(f) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(g) This is a Brazilian security. Par amount is stated in U.S. dollars.
(h) This is a Bulgarian security. Par amount is stated in U.S. dollars.
(i) This is a Panamanian security. Par amount is stated in U.S. dollars.
(j) This is a Turkish security. Par amount is stated in U.S. dollars.
(k) This is a Venezuelan security. Par amount is stated in U.S. dollars.
(l) This is a Russian security. Par amount is stated in U.S. dollars.
(m) This is a Mexican security. Par amount is stated in German
    Deutschemarks.
(n) Non-income producing.
(o) Rounds to less than one.
(p) Cost for federal income tax purposes is $165,233,332.
(q) As of December 31, 1999, the Fund had entered into the following forward currency exchange contracts:

                                                     Net Unrealized
                                                      Appreciation
    Contracts        In Exchange      Settlement     (Depreciation)
   to Deliver            For             Date            (U.S$)
----------------   ---------------   ------------   ---------------
SK   6,800,000     US$   837,181     02/07/2000        $  36,463
NZ   4,752,000     US$ 2,432,140     02/07/2000          (58,266)
KB   2,015,000     US$ 3,310,321     02/07/2000           54,679
                                                       ---------
                                                       $  32,876
                                                       =========

                                                   Net Unrealized
                                                    Appreciation
    Contracts       In Exchange     Settlement     (Depreciation)
   to Receive           For            Date            (U.S$)
----------------   -------------   ------------   ---------------
SK   1,470,000     US$ 173,940     02/07/2000        $   (843)
KB     173,000     US$ 281,056     02/07/2000          (1,539)
                                                     --------
                                                     $ (2,382)
                                                     ========

                       Summary of Securities by Country

                                                                    % of Total
                                     Country                        Securities
Country                              Abbrev.          Value          at Value
---------------------------------   ---------   ----------------   -----------
  United States .................                $ 110,734,783          70.6
  Greece ........................      Gr            5,608,268           3.6
  Mexico ........................      Mx            5,308,844           3.4
  Brazil ........................      Bz            4,826,263           3.1
  United Kingdom ................      UK            4,735,492           3.0
  Norway ........................      No            3,648,696           2.3
  Argentina .....................      Ar            3,282,649           2.1
  Bulgaria ......................      Bu            2,563,438           1.6
  Australia .....................      Au            2,509,766           1.6
  New Zealand ...................      NZ            2,442,366           1.6
  Turkey ........................      Tu            2,368,013           1.5
  Venezuela .....................      Ve            2,191,200           1.4
  France ........................      Fr            2,138,790           1.4
  Panama ........................      Pa            1,703,520           1.1
  Sweden ........................      Sw            1,240,165           0.8
  Russia ........................      Ru            1,179,145           0.7
  Poland ........................      Po              309,750           0.2
                                                 -------------         -----
                                                 $ 156,791,148         100.0
                                                 =============         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym             Name
-----------   --------------------
  PIK         Payment-In-Kind
  SK          Swedish Krona
  NZ          New Zealand Dollars
  KB          British Pounds

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $164,987,977) .........................    $156,791,148
Short-term obligations ..............................................................       9,289,000
Unrealized appreciation on forward currency exchange contracts ......................          91,142
Receivable for fund shares sold .....................................................       1,048,426
Interest and tax reclaims receivable ................................................       3,676,743
Other assets ........................................................................           3,123
                                                                                         ------------
  Total assets ......................................................................     170,899,582
                                                                                         ------------
Liabilities:
Unrealized depreciation on forward currency exchange contracts ......................          60,648
Cash (including foreign currencies) .................................................          11,236
Payable for fund shares repurchased .................................................          68,388
Management fee payable ..............................................................               5
Accrued expenses payable ............................................................          34,883
Other liabilities ...................................................................          22,880
                                                                                         ------------
  Total liabilities .................................................................         198,040
                                                                                         ------------
Net assets ..........................................................................    $170,701,542
                                                                                         ============
Net assets represented by:
 Paid-in capital ....................................................................    $180,986,498
 Accumulated overdistributed net investment income ..................................        (130,069)
 Accumulated net realized losses on investments and foreign currency transactions ...      (1,960,417)
 Net unrealized depreciation on investments and foreign currency transactions .......      (8,194,470)
                                                                                         ------------
Total net assets applicable to outstanding shares of beneficial interest ............    $170,701,542
                                                                                         ============
Shares of beneficial interest outstanding ...........................................      16,349,902
                                                                                         ============
Net asset value per share ...........................................................    $      10.44
                                                                                         ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest .................................................................................    $ 13,796,249
Dividends ................................................................................         149,306
                                                                                              ------------
  Total investment income (net of nonrebatable foreign taxes withheld at source which
   amounted to $1,528) ...................................................................      13,945,555
                                                                                              ------------
Expenses:
 Management fee ..........................................................................         971,490
 Bookkeeping fee .........................................................................          63,800
 Transfer agent fee ......................................................................           7,500
 Audit fee ...............................................................................          25,852
 Printing expense ........................................................................           2,773
 Legal fee ...............................................................................           1,050
 Trustees' expense .......................................................................          12,178
 Custodian fee ...........................................................................          24,832
 Amortization of organization expense ....................................................           2,016
 Miscellaneous expense ...................................................................           6,380
                                                                                              ------------
  Total expenses .........................................................................       1,117,871
                                                                                              ------------
Net investment income ....................................................................      12,827,684
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ......................................................      (1,977,990)
 Net realized gains on foreign currency transactions .....................................          59,109
 Net change in unrealized appreciation/depreciation on investments and foreign currency         (8,255,332)
  transactions                                                                                 ------------
Net increase in net assets resulting from operations .....................................    $  2,653,471
                                                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
                                                                                       ----------------------------------
                                                                                             1999               1998
                                                                                       ----------------   ---------------
Operations:
 Net investment income .............................................................    $  12,827,684      $   7,211,578
 Net realized losses on investments ................................................       (1,977,990)          (279,638)
 Net realized gains on foreign currency transactions ...............................           59,109            148,693
 Net change in unrealized appreciation/depreciation on investments and foreign
  currency transactions ............................................................       (8,255,332)        (1,654,357)
                                                                                        -------------      -------------
Net increase in net assets resulting from operations ...............................        2,653,471          5,426,276
                                                                                        -------------      -------------
Distributions declared from:
 Net investment income .............................................................      (12,580,994)        (7,211,578)
 In excess of net investment income ................................................               --           (185,797)
                                                                                        -------------      -------------
Total distributions ................................................................      (12,580,994)        (7,397,375)
                                                                                        -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ....................................................       68,528,972         95,188,698
 Cost of fund shares repurchased ...................................................      (19,466,196)       (54,804,696)
 Distributions reinvested ..........................................................       12,580,994          7,397,375
                                                                                        -------------      -------------
Net increase in net assets resulting from fund share transactions ..................       61,643,770         47,781,377
                                                                                        -------------      -------------
Total increase in net assets .......................................................       51,716,247         45,810,278
Net assets:
 Beginning of year .................................................................      118,985,295         73,175,017
                                                                                        -------------      -------------
 End of year .......................................................................    $ 170,701,542      $ 118,985,295
                                                                                        =============      =============
Accumulated overdistributed net investment income included in ending net assets         $    (130,069)     $    (105,456)
                                                                                        =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................        6,168,168         17,374,862
 Shares repurchased ................................................................       (1,753,858)       (13,873,330)
 Distributions reinvested ..........................................................        1,201,623            667,431
                                                                                        -------------      -------------
Net increase .......................................................................        5,615,933          4,168,963
                                                                                        =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income, as is consistent with prudent risk and maximizing total return, by investing primarily in U.S. and foreign government and lower-rated corporate debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 3. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.80% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $104,281,541 and $50,471,809, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $ 2,639,064
     Gross unrealized depreciation     (11,081,248)
                                       -----------
      Net unrealized depreciation      $(8,442,184)
                                       -----------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
  2006            $102,000
  2007             845,000
                  --------
                  $947,000
                  --------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                             Years Ended December 31,
                                                   ----------------------------------------------------------------------------
                                                       1999         1998           1997             1996             1995
                                                   ------------ ------------ ---------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of year ...............   $  11.08     $  11.15      $  11.04         $  10.99         $   9.79
                                                      -------      -------       --------         --------         --------
Net investment income (a) ........................       0.95         0.91          0.90             0.92             0.55
Net realized and unrealized gains (losses)
 on investments and foreign currency
 transactions ....................................      (0.75)       (0.24)         0.11             0.16             1.24
                                                     --------     --------      --------         --------         --------
Total from investment operations .................       0.20         0.67          1.01             1.08             1.79
                                                     --------     --------      --------         --------         --------
Less distributions:
 Dividends from net investment income ............      (0.84)       (0.72)        (0.79)           (0.96)           (0.56)
 In excess of net investment income ..............         --        (0.02)        (0.05)              --               --
 Distributions from net realized gains ...........         --           --         (0.05)           (0.07)           (0.03)
 In excess of net realized gains .................         --           --         (0.01)              --               --
                                                     --------     --------      --------         --------         --------
Total distributions ..............................      (0.84)       (0.74)        (0.90)           (1.03)           (0.59)
                                                     --------     --------      --------         --------         --------
Net asset value, end of year .....................   $  10.44     $  11.08       $ 11.15         $  11.04         $  10.99
                                                     ========     ========      ========         ========         ========
Total return:
Total investment return (b) ......................       1.78%        6.03%         9.11%(c)         9.83%(c)        18.30%(c)
Ratios/supplemental data:
Net assets, end of year (000's) ..................   $170,702     $118,985      $ 73,175         $ 53,393         $ 48,334
Ratio of expenses to average net assets (e)              0.75%        0.78%         0.80%(d)         0.80%(d)         0.84%(d)
Ratio of net investment income to average
 net assets (e) ..................................       8.57%        7.92%         7.86%(c)         8.13%(c)         8.08%(c)
Portfolio turnover ratio .........................         35%          50%           94%             114%             281%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86% and 0.94%, respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial U.S. Growth & Income Fund, Variable Series(1), seeks long-term growth and income.

Fund Performance (as of December 31, 1999)

Inception date ................................    7/5/94
Assuming reinvestment of all distributions
   12-month total return ......................     12.00%
Net asset value per share on 12/31/99 .........   $ 19.85
Net asset value per share on 12/31/98 .........   $ 18.79

Portfolio Manager's Discussion

     Mark Stoeckle is portfolio manager of Colonial U.S. Growth & Income Fund, Variable Series and is a senior vice president of Colonial Management Associates, Inc.

What was the investment environment like over the past 12 months?

     U.S. equity markets continued their upward trend in 1999, despite a significant rise in interest rates. The stock market was sharply divided, however, between the performance of growth stocks versus value stocks, with growth stocks continuing their strong performance and value stocks continuing to struggle.

What was the Fund's strategy during the period?

     The portfolio was underweighted in technology and consumer cyclicals--both of which performed very well in the final quarter of the year. Our technology holdings had about the same return as the technology sector in the S&P 500 Index, but the Fund's percentage of technology holdings was less than the percentage in the S&P 500. We reduced our technology stocks at the beginning of the fourth quarter because we have been very concerned about the extremely high valuation levels that many of these stocks had reached.

What is your outlook for the period ahead?

     The economic and stock market outlook for the coming year will depend in large part on what happens with interest rates, which most analysts agree will increase in the first six months of the year. If the Federal Reserve Board raises short-term rates dramatically, it could have a significant impact on stock prices. However, corporate profits for the fourth quarter of 1999, as well as for the year as a whole, are expected to be very strong. This should help keep the economy growing at a solid rate, which would be good for the stock market. Whatever happens, we will continue to monitor the market and the economy and make adjustments where appropriate.

(1) An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in the financial strength of issuers of lower rated bonds, foreign, political and economic developments also may affect Fund performance.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Colonial U.S. Growth & Income Fund, Variable Series vs. S&P 500 Index

Change in value of a $10,000 investment from 7/31/94--12/31/99

Average Annual Total Returns on December 31, 1999
        Life          1 Year         5 Years
       21.64%         12.00%         22.97%

[LINE CHART PLOT POINTS]

                       Colonial U.S.
                      Growth & Income
                       Fund, Variable      S&P 500
                           Series           Index
$40,000   7/94             10000            10000
$30,000                    10400            10409
$20,000                    10195            10155
$10,000                    10361            10382
$     0                     9991            10005
          12/94            10176            10153
                           10434            10416
                           10850            10821
                           11138            11140
                           11366            11467
                           11772            11925
          6/95             12029            12202
                           12446            12606
                           12396            12637
                           12812            13170
                           12762            13123
                           13247            13698
          12/95            13198            13962
                           13551            14437
                           13818            14571
                           13892            14711
                           14405            14927
                           14746            15311
          6/96             14426            15369
                           13732            14690
                           14191            15000
                           14885            15843
                           15259            16280
                           16348            17509
          12/96            16080            17162
                           17255            18233
                           17243            18377
                           16554            17624
                           17436            18674
                           18432            19185
          6/97             19132            20697
                           20659            22342
                           19946            21091
                           20975            22245
                           20014            21502
                           20829            22498
          12/97            21262            22884
                           21496            23136
                           22984            24804
                           24144            26074
                           24132            26340
                           23531            25887
          6/98             24433            26938
                           23949            26653
                           20048            22801
                           20974            24263
                           22763            26233
                           24147            27823
          12/98            25550            29425
                           26217            30655
                           25171            29702
                           25986            30890
                           26706            32086
                           26353            31328
          6/99             27890            33067
                           27195            32035
                           26896            31875
                           25971            31002
                           27005            32964
                           27358            33633
          12/99            28610            35610

[END PLOT POINTS]

____ Colonial U.S. Growth & Income Stock Fund, Variable Series      ---- S&P 500


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                  Shares             Value
                                                                           --------------------   --------------
COMMON STOCKS--92.0%
Agriculture, Forestry & Fishing--0.2%
Forestry
Canadian National Railway Co.                                                     19,300          $    507,831
                                                                                                  ------------
Finance, Insurance & Real Estate--16.7%
Depository Institutions--5.1%
BankAmerica Corp. ......................................................          34,800             1,746,525
Chase Manhattan Corp. ..................................................          30,700             2,385,006
City National Corp. ....................................................          18,300               602,756
First Union Corp. ......................................................           7,000               229,688
FleetBoston Financial Corp. ............................................          23,200               807,650
Golden West Financial Corp. ............................................          13,500               452,250
J.P. Morgan & Co., Inc. ................................................           4,600               582,475
MBNA Corp. .............................................................          23,100               629,475
PNC Bank Corp. .........................................................          21,700               965,650
Sovereign Bancorp, Inc. ................................................          73,200               545,569
UnionBanCal Corp. ......................................................          22,500               887,344
Washington Mutual, Inc. ................................................          31,300               813,800
Wells Fargo & Co. ......................................................           4,800               194,100
                                                                                                  ------------
                                                                                                    10,842,288
                                                                                                  ------------
Financial Services--0.4%
Financial Security Assurance
   Holdings Ltd. .......................................................          17,500               912,188
                                                                                                  ------------
Insurance Carriers--6.6%
Allstate Corp. .........................................................          17,800               427,200
Ambac Financial Group, Inc. ............................................          26,100             1,362,094
American International Group,
   Inc. ................................................................          13,400             1,448,875
Citigroup, Inc. ........................................................          61,450             3,414,316
Loews Corp. ............................................................           6,400               388,400
MGIC Investment Corp. ..................................................           9,500               571,781
Nationwide Financial Services,
   Class A .............................................................          34,000               949,875
PMI Group, Inc. ........................................................          14,900               727,306
St. Paul Cos., Inc. ....................................................           5,800               195,388
Travelers Property Casualty
   Corp. ...............................................................          36,700             1,256,975
United Healthcare Corp. ................................................          30,700             1,630,938
Wellpoint Health Networks,
   Inc., Class A .......................................................          23,600             1,556,125
                                                                                                  ------------
                                                                                                    13,929,273
                                                                                                  ------------
Nondepository Credit Institutions--2.7%
American Express Co. ...................................................           7,200             1,197,000
Associates First Capital Corp. .........................................          55,800             1,531,012
Fannie Mae .............................................................          17,000             1,061,437
Freddie Mac ............................................................          15,700               738,881
Household International, Inc. ..........................................          21,700               808,325
Providian Financial Corp. ..............................................           4,400               400,675
                                                                                                  ------------
                                                                                                     5,737,330
                                                                                                  ------------

                                                                                  Shares             Value
                                                                           --------------------   --------------
Security Brokers & Dealers--1.9%
Bear Stearns Cos., Inc. ................................................          15,015          $    641,891
Morgan Stanley Dean
   Witter & Co. ........................................................          19,400             2,769,350
Paine Webber Group, Inc. ...............................................          14,300               555,019
                                                                                                  ------------
                                                                                                     3,966,260
                                                                                                  ------------
Manufacturing--44.7%
Chemicals & Allied Products--8.4%
Allergan, Inc. .........................................................          13,600               676,600
Amgen, Inc. ............................................................          24,800             1,489,550
Biogen, Inc. (a) .......................................................           5,100               430,950
Bristol-Myers Squibb Co. ...............................................          33,300             2,137,444
Dow Chemical Co. .......................................................          14,600             1,950,925
Eli Lilly & Co. ........................................................          14,600               970,900
Goodrich (B.F.) Co. ....................................................          14,800               407,000
Johnson & Johnson ......................................................           8,600               800,875
Merck & Co., Inc. ......................................................          22,600             1,515,613
Mylan Laboratories .....................................................          24,400               614,575
Pfizer, Inc. ...........................................................          48,900             1,586,194
Procter & Gamble Co. ...................................................          25,000             2,739,063
Schering-Plough Corp. ..................................................          20,900               881,719
Warner-Lambert Co. .....................................................          19,900             1,630,556
                                                                                                  ------------
                                                                                                    17,831,964
                                                                                                  ------------
Communications Equipment--1.7%
Lucent Technologies, Inc. ..............................................          24,000             1,795,500
Tellabs, Inc. (a) ......................................................          28,600             1,835,763
                                                                                                  ------------
                                                                                                     3,631,263
                                                                                                  ------------
Electrical Industrial Equipment--3.6%
General Electric Co. ...................................................          49,800             7,706,550
                                                                                                  ------------
Electronic & Electrical Equipment--0.4%
Qualcomm, Inc. (a) .....................................................           5,200               916,500
                                                                                                  ------------
Electronic Components--2.0%
Intel Corp. ............................................................          35,300             2,905,631
Microchip Technology, Inc. (a) .........................................          19,000             1,300,313
                                                                                                  ------------
                                                                                                     4,205,944
                                                                                                  ------------
Food & Kindred Products--4.9%
Anheuser Busch Cos., Inc. ..............................................          25,400             1,800,225
Bestfoods ..............................................................          28,700             1,508,544
Coca Cola Co. ..........................................................           7,500               436,875
General Mills, Inc. ....................................................          16,800               600,600
PepsiCo, Inc. ..........................................................          31,000             1,092,750
Philip Morris Companies, Inc. ..........................................          40,700               943,731
Quaker Oats Co. ........................................................          21,600             1,417,500
Sara Lee Corp. .........................................................          61,700             1,361,256
The Pepsi Bottling Group, Inc. .........................................          79,800             1,321,688
                                                                                                  ------------
                                                                                                    10,483,169
                                                                                                  ------------
Furniture & Fixtures--0.3%
Johnson Controls, Inc. .................................................          11,800               671,125
                                                                                                  ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                    Shares             Value
                                                                             --------------------   --------------
Lumber & Wood Products--0.3%
Weyerhaeuser Co. .........................................................           7,400          $    531,413
                                                                                                    ------------
Machinery & Computer Equipment--10.0%
Adaptec, Inc. (a) ........................................................          22,500             1,122,188
Apple Computer, Inc. .....................................................          10,300             1,058,969
Applied Materials, Inc. (a) ..............................................           9,700             1,228,869
Brunswick Corp. ..........................................................          34,200               760,950
Cisco Systems, Inc. (a) ..................................................          50,800             5,441,950
Dell Computer Corp. (a) ..................................................          28,200             1,438,200
EMC Corp. (a) ............................................................           8,200               895,850
Gateway, Inc. (a) ........................................................           7,700               554,881
Ingersoll Rand Co. .......................................................          19,800             1,090,238
International Business
   Machines Corp. ........................................................          36,400             3,931,200
Sun Microsystems, Inc. (a) ...............................................          18,900             1,463,569
Tyco International Ltd. ..................................................          15,000               583,125
Unisys Corp. (a) .........................................................          53,400             1,705,463
                                                                                                    ------------
                                                                                                      21,275,452
                                                                                                    ------------
Measuring & Analyzing Instruments--0.6%
Beckman Coulter, Inc. ....................................................           4,400               223,850
Honeywell, Inc. ..........................................................          11,625               670,617
St. Jude Medical, Inc. ...................................................          14,300               438,831
                                                                                                    ------------
                                                                                                       1,333,298
                                                                                                    ------------
Paper Products--1.3%
International Paper Co. ..................................................          26,300             1,484,306
Kimberly Clark Corp. .....................................................           9,600               626,400
Westvaco Corp. ...........................................................          22,200               724,275
                                                                                                    ------------
                                                                                                       2,834,981
                                                                                                    ------------
Petroleum Refining--4.5%
BP Amoco PLC ADR .........................................................          21,200             1,257,425
Chevron Corp. ............................................................          17,300             1,498,612
Exxon Mobil Corp. ........................................................          51,035             4,111,507
Lyondell Petrochemical Co. ...............................................          32,200               410,550
Royal Dutch Petroleum Co. ................................................          36,300             2,193,881
                                                                                                    ------------
                                                                                                       9,471,975
                                                                                                    ------------
Primary Metal--0.9%
Alcoa, Inc. ..............................................................          21,800             1,809,400
                                                                                                    ------------
Printing & Publishing--0.4%
Tribune Co. ..............................................................          17,200               947,075
                                                                                                    ------------
Rubber & Plastic--0.5%
Weatherford International,
   Inc. (a) ..............................................................          24,000               958,500
                                                                                                    ------------
Stone, Clay, Glass & Concrete--0.2%
USG Corp. ................................................................           9,200               433,550
                                                                                                    ------------
Textile Mill Products--0.3%
Shaw Industries, Inc. ....................................................          44,300               683,881
                                                                                                    ------------
Transportation Equipment--4.4%
Boeing Co. ...............................................................          50,100             2,082,281
Ford Motor Co. ...........................................................          43,900             2,345,906

                                                                                    Shares             Value
                                                                             --------------------   --------------
Lear Corp. (a) ...........................................................          22,800          $    729,600
Lockheed Martin Corp. ....................................................          69,900             1,529,063
PACCAR, Inc. .............................................................          19,900               881,819
United Technologies Corp. ................................................          28,000             1,820,000
                                                                                                    ------------
                                                                                                       9,388,669
                                                                                                    ------------
Mining & Energy--1.8%
Crude Petroleum & Natural Gas--0.2%
Burlington Resources, Inc. ...............................................          10,700               353,769
                                                                                                    ------------
Oil & Gas Extraction--0.6%
Falcon Drilling Co., Inc. (a) ............................................          79,600             1,054,700
Transocean Sedco Forex, Inc. .............................................           4,384               147,699
                                                                                                    ------------
                                                                                                       1,202,399
                                                                                                    ------------
Oil & Gas Field Services--1.0%
Coflexip SA ADR ..........................................................           3,430               130,340
Petroleum Geo-Services
   ADR (a) ...............................................................          34,800               619,875
Schlumberger Ltd. ........................................................          22,600             1,271,250
                                                                                                    ------------
                                                                                                       2,021,465
                                                                                                    ------------
Retail Trade--6.4%
Apparel & Accessory Stores--0.6%
Abercrombie & Fitch Co. (a) ..............................................          19,700               525,744
TJX Companies, Inc. ......................................................          41,500               848,156
                                                                                                    ------------
                                                                                                       1,373,900
                                                                                                    ------------
Building, Hardware & Garden Supply--0.4%
Home Depot, Inc. .........................................................           9,150               627,347
Lowe's Companies, Inc. ...................................................           3,100               185,225
                                                                                                    ------------
                                                                                                         812,572
                                                                                                    ------------
Food Stores--0.3%
Kroger Corp. (a) .........................................................          12,000               226,500
Safeway, Inc. (a) ........................................................          13,500               480,094
                                                                                                    ------------
                                                                                                         706,594
                                                                                                    ------------
General Merchandise Stores--3.1%
Dayton Hudson Corp. ......................................................          21,000             1,542,187
Federated Department Stores,
   Inc. (a) ..............................................................          26,600             1,344,962
Wal-Mart Stores, Inc. ....................................................          53,100             3,670,538
                                                                                                    ------------
                                                                                                       6,557,687
                                                                                                    ------------
Home Furnishings & Equipment--0.8%
Best Buy Co., Inc. (a) ...................................................          18,700               938,506
Tandy Corp. ..............................................................          14,300               703,381
                                                                                                    ------------
                                                                                                       1,641,887
                                                                                                    ------------
Miscellaneous Retail--0.6%
CVS Corp. ................................................................          23,100               922,556
Office Depot, Inc. (a) ...................................................          30,300               331,406
                                                                                                    ------------
                                                                                                       1,253,962
                                                                                                    ------------
Restaurants--0.6%
Darden Restaurants, Inc. .................................................          69,400             1,257,875
                                                                                                    ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                     Shares          Value
                                                                              -----------------   --------------
Services--9.9%
Amusement & Recreation--0.2%
Harrah's Entertainment, Inc. (a)                                                     12,900       $    341,044
                                                                                                  ------------
Business Services--0.3%
Manpower, Inc. .........................................................             19,600            737,450
                                                                                                  ------------
Computer Related Services--2.2%
America Online, Inc. ...................................................             16,400          1,237,175
Electronic Data Systems Corp. ..........................................             20,600          1,378,912
Teradyne, Inc. (a) .....................................................             31,200          2,059,200
                                                                                                  ------------
                                                                                                     4,675,287
                                                                                                  ------------
Computer Software--6.4%
BMC Software, Inc. (a) .................................................             28,000          2,238,250
Microsoft Corp. (a) ....................................................             77,600          9,059,800
Oracle Corp. ...........................................................             20,100          2,252,456
                                                                                                  ------------
                                                                                                    13,550,506
                                                                                                  ------------
Health Services--0.7%
Columbia/HCA Healthcare
   Corp. ...............................................................             50,300          1,474,419
                                                                                                  ------------
Motion Pictures--0.1%
Time Warner, Inc. ......................................................              2,400            173,850
                                                                                                  ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--11.8%
Air Transportation--0.6%
Delta Air Lines, Inc. ..................................................             11,600            577,825
UAL, Inc. (a) ..........................................................              8,100            628,256
                                                                                                  ------------
                                                                                                     1,206,081
                                                                                                  ------------
Communications--0.2%
Telephone and Data Systems,
   Inc. ................................................................              3,700            466,200
                                                                                                  ------------
Electric Services--2.2%
Edison International ...................................................             34,200            895,612
Entergy Corp. ..........................................................             36,700            945,025
FPL Group, Inc. ........................................................             17,700            757,781
NiSource, Inc. .........................................................             26,400            471,900
Texas Utilities Co. ....................................................             23,900            849,944
Unicom Corp. ...........................................................             23,300            780,550
                                                                                                  ------------
                                                                                                     4,700,812
                                                                                                  ------------

                                                                                     Shares          Value
                                                                              -----------------   --------------
Railroad--0.4%
Union Pacific Corp. ....................................................             21,000       $    916,125
                                                                                                  ------------
Telecommunication--8.4%
AT&T Corp. .............................................................             50,550          2,565,412
Bell Atlantic Corp. ....................................................             17,800          1,095,812
BellSouth Corp. ........................................................             21,400          1,001,787
Chris-Craft Industries, Inc. (a) .......................................              8,700            627,487
Comcast Corp., Special Class A                                                       36,100          1,814,025
GTE Corp. ..............................................................             29,300          2,067,481
MCI WorldCom, Inc. (a) .................................................             62,250          3,303,141
RF Micro Devices, Inc. (a) .............................................             15,700          1,074,469
SBC Communications, Inc.,
   Class A .............................................................             59,519          2,901,551
US West Communications
   Group ...............................................................             12,200            878,400
United States Cellular Corp. (a)                                                      4,500            454,219
                                                                                                  ------------
                                                                                                    17,783,784
                                                                                                  ------------
Wholesale Trade--0.5%
Nondurable Goods
Sysco Corp. ............................................................             26,500          1,048,406
                                                                                                  ------------
Total Common Stocks
   (cost of $156,748,166) (b) .............................................................        195,265,953
                                                                                                  ------------

                                                                                   Par
                                                                                   -------
SHORT-TERM OBLIGATIONS--7.1%
Repurchase agreement with
   SBC Warburg Ltd., dated
   12/31/99, due 1/3/00 at
   2.500%, collateralized by U.S.
   Treasury bonds and/or notes
   with various maturities to
   2021, market value
$    15,398,853 (repurchase
   proceeds $15,090,143) ...............................................        $15,087,000         15,087,000
                                                                                                  ------------
Other Assets & Liabilities, Net--0.9% .....................................................          2,001,824
                                                                                                  ------------
Net Assets--100.0% ........................................................................       $212,354,777
                                                                                                  ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $156,985,428.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $156,748,166) .............     $ 195,265,953
Short-term obligations ..................................................        15,087,000
Cash ....................................................................               620
Receivable for investments sold .........................................         1,856,173
Receivable for fund shares sold .........................................           262,887
Dividends and interest receivable .......................................           227,421
Other ...................................................................               905
                                                                              -------------
  Total assets ..........................................................       212,700,959
                                                                              -------------
Liabilities:
Payable for fund shares repurchased .....................................           247,907
Management fee payable ..................................................               105
Accrued expenses payable ................................................            40,161
Other liabilities .......................................................            58,009
                                                                              -------------
  Total liabilities .....................................................           346,182
                                                                              -------------
Net assets ..............................................................     $ 212,354,777
                                                                              =============
Net assets represented by:
 Paid-in capital ........................................................     $ 166,510,822
 Accumulated undistributed net investment income ........................            28,259
 Accumulated net realized gains on investments ..........................         7,297,909
 Net unrealized appreciation on investments .............................        38,517,787
                                                                              -------------
Total net assets applicable to outstanding shares of beneficial interest      $ 212,354,777
                                                                              =============
Shares of beneficial interest outstanding ...............................        10,698,139
                                                                              =============
Net asset value per share ...............................................     $       19.85
                                                                              =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ..................................................................    $ 2,017,030
Interest ...................................................................        799,726
                                                                                -----------
  Total investment income (net of nonrebatable foreign taxes withheld at
   source which amounted to $5,341) ........................................      2,816,756
                                                                                -----------
Expenses:
 Management fee ............................................................      1,429,390
 Bookkeeping fee ...........................................................         74,490
 Transfer agent fee ........................................................          7,500
 Audit fee .................................................................         24,903
 Printing expense ..........................................................          8,673
 Trustees' expense .........................................................         13,641
 Custodian fee .............................................................          6,264
 Legal fee .................................................................          1,397
 Amortization of organization expense ......................................          2,016
 Miscellaneous expense .....................................................         10,307
                                                                                -----------
  Total expenses ...........................................................      1,578,581
                                                                                -----------
Net investment income ......................................................      1,238,175
Realized and unrealized gains on investments:
 Net realized gains on investments .........................................     17,850,614
 Net change in unrealized appreciation/depreciation on investments .........      1,860,388
                                                                                -----------
Net increase in net assets resulting from operations .......................    $20,949,177
                                                                                ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                                         Years Ended December 31,
                                                                                    ----------------------------------
                                                                                          1999               1998
                                                                                    ----------------   ---------------
Operations:
 Net investment income ..........................................................    $   1,238,175      $   1,127,157
 Net realized gains on investments ..............................................       17,850,614          5,562,100
 Net change in unrealized appreciation/depreciation on investments ..............        1,860,388         17,472,679
                                                                                     -------------      -------------
Net increase in net assets resulting from operations ............................       20,949,177         24,161,936
                                                                                     -------------      -------------
Distributions declared from:
 Net investment income ..........................................................       (1,138,775)        (1,100,944)
 Net realized gains on investments ..............................................      (10,343,881)        (5,562,100)
 In excess of net realized gains ................................................               --           (206,845)
                                                                                     -------------      -------------
Total distributions .............................................................      (11,482,656)        (6,869,889)
                                                                                     -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       68,912,506        119,757,416
 Cost of fund shares repurchased ................................................      (23,746,321)       (94,395,078)
 Distributions reinvested .......................................................       11,482,656          6,869,889
                                                                                     -------------      -------------
Net increase in net assets resulting from fund share transactions ...............       56,648,841         32,232,227
                                                                                     -------------      -------------
Total increase in net assets ....................................................       66,115,362         49,524,274
Net assets:
 Beginning of year ..............................................................      146,239,415         96,715,141
                                                                                     -------------      -------------
 End of year ....................................................................    $ 212,354,777      $ 146,239,415
                                                                                     =============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $      28,259      $     (71,141)
                                                                                     =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................        3,515,376         13,606,763
 Shares repurchased .............................................................       (1,202,707)       (12,124,830)
 Distributions reinvested .......................................................          601,186            366,394
                                                                                     -------------      -------------
Net increase ....................................................................        2,913,855          1,848,327
                                                                                     =============      =============


                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

 Organization--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), formerly Colonial U.S. Stock Fund, Variable Series, a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing primarily in large capitalization equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $178,139,943 and $168,742,018, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $47,595,750
     Gross unrealized depreciation      (9,315,225)
                                       -----------
      Net unrealized appreciation      $38,280,525
                                       -----------

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Related Party Transactions

During the year ended December 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $95,068.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial U.S. Growth and Income Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                           Years Ended December 31,
                                                      ------------------------------------------------------------------
                                                          1999         1998         1997        1996          1995
                                                      ------------ ------------ ----------- ----------- ----------------
Per share operating performance:
Net asset value, beginning of year ..................   $  18.79     $  16.29     $ 14.22     $ 12.36      $  10.27
                                                         -------      -------      -------     -------      --------
Net investment income (a) ...........................       0.14         0.16        0.20        0.19           0.21
Net realized and unrealized gains on
 investments ........................................       2.07         3.12        4.37        2.52           2.84
                                                         -------      -------      -------     -------      --------
Total from investment operations ....................       2.21         3.28        4.57        2.71           3.05
                                                        -------      -------      -------     -------      --------
Less distributions:
 Dividends from net investment income ...............      (0.11)       (0.12)      (0.18)      (0.17)        (0.16)
 In excess of net investment income .................         --           --       (0.01)         --            --
 Distributions from net realized gains
  on investments ....................................      (1.04)       (0.64)      (2.30)      (0.68)        (0.80)
 In excess of net realized gains ....................         --        (0.02)      (0.01)         --            --
                                                        --------     --------     -------     -------      --------
Total distributions .................................      (1.15)       (0.78)      (2.50)      (0.85)        (0.96)
                                                        --------     --------     -------     -------      --------
Net asset value, end of year ........................   $  19.85     $  18.79     $ 16.29     $ 14.22      $  12.36
                                                        ========     ========     =======     =======      ========
Total return:
Total investment return (b) .........................      12.00%       20.15%      32.23%      21.84%        29.70%(c)
Ratios/supplemental data:
Net assets, end of year (000's) .....................   $212,355     $146,239     $96,715     $60,855      $ 43,017
Ratio of expenses to average net assets (d) .........       0.88%        0.90%       0.94%       0.95%         1.00%(e)
Ratio of net investment income to average net
 assets (d) .........................................       0.69%        0.88%       1.19%       1.39%         1.72%(c)
Portfolio turnover ratio ............................        101%          64%         63%         77%          115%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.07%.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

59% of the ordinary income distributed by the Fund in the year ended December 31, 1999 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 1999, the Fund earned $11,548,427 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial U.S. Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Growth & Income Fund, Variable Series (the "Fund") (formerly Colonial U.S. Stock Fund, Variable Series) (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Crabbe Huson Real Estate Investment Fund, Variable Series, seeks to provide growth of capital and current income.

Fund Performance (as of December 31, 1999)

Inception date ..................................      6/1/99
Assuming reinvestment of all distributions
Cumulative total return since inception .........      (13.80)%
Net asset value per share on 12/31/99 ...........     $  8.34
Net asset value per share on 6/1/99 .............     $ 10.00

Portfolio Managers' Discussion

     Michael B. Stokes is the portfolio manager of the Crabbe Huson Real Estate Investment Fund, Variable Series. Mr. Stokes has managed various funds for Crabbe Huson Group, Inc. since August, 1996.

What was the investing environment like?

     The past 12 months have been difficult for investors in real estate investment trusts (REITs) and other real estate-related securities. Several factors have contributed to the lack luster performance of real estate securities. First, during the summer, stock market investors became jittery about rising interest rates and moved from the small- and mid-cap issues (including REITs) that had been favored in the spring back into large-capitalization stocks. Real estate holdings then performed poorly in the second and third quarters as a result. Second, institutional real estate investors have experienced a steady outflow of funds for the past few years, as investors have favored other sectors of the stock market. Paradoxically, the fundamentals of property holdings have been strong, reflecting the continued strength of the U.S. economy.

What was the Fund's strategy during the period?

     Crabbe Huson's approach to real estate investing follows our overall management style. We use diligent, bottom-up research on a company-by-company basis to uncover overlooked, attractive companies at below-average valuations. Whereas many of our competitors look for growth at any price, we focus on the value of the assets and pay careful attention to catalysts that can cause price appreciation.

     Starting in June of 1999, the prices for REITS declined steadily through December. This was in large part due to investor apathy coupled by steady outflows from dedicated real estate investment funds during this period. Furthermore, with fears of increasing interest rates, and strong performance from other sectors, particularly technology, REIT stocks did not participate in the general market strength witnessed over this period of time. Our strategy in this type of environment has not changed. We continue to look to buy stocks trading at significant discounts to asset or intrinsic value, that offer prospects for positive upward revaluation.

     An advantage of the Crabbe Huson Real Estate Investment Fund is that we are not required to own only REITs, but may by prospectus own other types of real estate holdings. A holding that we acquired in the second half of the year is Sunrise Properties Assisted Living (3.5% of net assets), an assisted living facility owner and manager. It is not a REIT, and therefore does not have to pay out 95% of its taxable income in distributions. As a result, its total return potential can be higher than that of REIT securities, which are primarily income investments. The price of Sunrise's stock declined dramatically due to an earnings shortfall, and we acquired the stock at a deep discount to its estimated net asset value. Our acquisition of Sunrise illustrates our strategy of increasing the Fund's non-REIT holdings to better position it in an environment where REITs are underperforming.

What is your outlook for the period ahead?

     After several years of underperforming, real estate investments are currently trading at very attractive prices. It is difficult to predict what will happen over the next several months, especially in a market that has become so focused on short-term performance and ever-changing economic events of dubious long-term relevance. However, we believe that real estate currently offers very good long-term potential in comparison to its relatively low level of risk.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Crabbe Huson Real Estate Investment Fund, Variable Series vs.
NAREIT Equity Index

Change in value of a $10,000 investment from 6/01/99--12/31/99

     Cumulative Total Returns on December 31, 1999
        Life          1 Year         3 Years
       (13.80)%        N/A            N/A

[LINE CHART PLOT POINTS]

                  Crabbe Huson
                   Real Estate
                 Investment Fund,      NAREIT
                  Variable Series   Equity Index
$12,000   6/99         10000          10000
$11,000   7/99          9823           9682
$10,000   8/99          9531           9559
$ 9,000   9/99          9270           9196
$ 8,000   10/99         9103           8970
$ 7,000   11/99         8937           8823
$ 6,000   12/99         8620           8946

[END PLOT POINTS]

____ Crabbe Huson Real Estate Investment Fund, Variable Series

---- NAREIT Equity Index


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                           Shares      Value
                                          --------   -------------
COMMON STOCKS--90.2%
Finance, Insurance & Real Estate--90.2%
Apartments--8.5%
Archstone Communities Trust .............  2,900     $   59,450
Camden Property Trust ...................  1,700         46,537
Equity Residential Properties Trust .....  1,000         42,688
Summit Properties, Inc. .................  2,000         35,750
                                                     ----------
                                                        184,425
                                                     ----------
Diversified--15.1%
Castle & Cooke, Inc. (a) ................  4,400         55,825
Catellus Development Corp. (a) ..........  4,100         52,531
Colonial Properties Trust ...............  1,800         41,738
Glenborough Realty Trust, Inc. ..........  3,000         40,125
Kennedy-Wilson, Inc. (a) ................  7,000         56,000
Spieker Properties, Inc. ................  2,300         83,806
                                                     ----------
                                                        330,025
                                                     ----------
Healthcare--8.1%
Brookdale Living Communities,
   Inc. (a) .............................  2,700         33,412
Healthcare Realty Trust, Inc. ...........  4,200         65,625
Sunrise Assisted Living, Inc. (a) .......  5,600         77,000
                                                     ----------
                                                        176,037
                                                     ----------
Industrial--6.0%
AMB Property Corp. ......................  3,800         75,763
Prologis Trust ..........................  2,900         55,825
                                                     ----------
                                                        131,588
                                                     ----------
Lodging--1.3%
Silverleaf Resorts, Inc. (a) ............  4,000         28,500
                                                     ----------
Manufactured Home--6.5%
Asset Investors Corp. ...................  9,000        100,125
Commercial Assets, Inc. .................  9,500         41,563
                                                     ----------
                                                        141,688
                                                     ----------
Office--16.6%
Crescent Real Estate Equities Co. .......  2,500         45,938
Equity Office Properties Trust ..........  6,700        164,988
Kilroy Realty Corporation ...............  1,800         39,600
Trammell Crow Co. (a) ...................  4,300         49,987
Trizec Hahn Corp. .......................  3,600         60,750
                                                     ----------
                                                        361,263
                                                     ----------

                                           Shares      Value
                                          --------   -------------
Regional Malls--5.7%
Gilmcher Realty Trust ...................  2,900     $   37,337
Simon Property Group, Inc. ..............  2,100         48,169
Taubman Centers, Inc. ...................  3,700         39,775
                                                     ----------
                                                        125,281
                                                     ----------
Shopping Centers--7.4%
Burnham Pacific Properties, Inc. ........  4,000         37,500
Excel Legacy Corp. (a) .................. 10,500         34,781
Pan Pacific Retail Properties, Inc. .....  3,700         60,356
Prime Retail, Inc. ......................  5,100         28,688
                                                     ----------
                                                        161,325
                                                     ----------
Storage--7.0%
Public Storage, Inc. ....................  6,700        152,006
                                                     ----------
Triple Net Lease--8.0%
Capital Automotive REIT .................  3,100         37,781
Correctional Properties Trust ...........  5,800         71,050
Franchise Finance Corp. of
   America ..............................  2,700         64,631
                                                     ----------
                                                        173,462
                                                     ----------
Total Common Stocks
   (cost of $2,171,951)(b) .....................      1,965,600
                                                     ----------

                                            Par
                                         ---------
SHORT-TERM OBLIGATIONS--10.1%
Repurchase agreement with
   SBC Warburg Ltd., dated
   12/31/99, due 1/3/00 at
   2.500%, collateralized by U.S.
   Treasury bonds and/or notes
   with a maturity of 2021,
   market value $224,547
   (repurchase proceeds
   $220,046) ...........................$220,000        220,000
                                                        -------
Other Assets & Liabilities, Net--(0.3)% ........         (5,804)
                                                      -------
Net Assets--100.0% .............................     $2,179,796
                                                     ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $2,163,892.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $2,171,951) ...............    $1,965,600
Short-term obligations ..................................................       220,000
Cash ....................................................................           590
Receivable for fund shares sold .........................................        29,287
Dividends and interest receivable .......................................        11,973
Expense reimbursement due from Manager ..................................         3,543
                                                                             ----------
  Total assets ..........................................................     2,230,993
                                                                             ----------
Liabilities:
Payable for investments purchased .......................................        40,055
Service fee payable .....................................................           916
Management fee payable ..................................................             7
Accrued expenses payable ................................................        10,219
                                                                             ----------
  Total liabilities .....................................................        51,197
                                                                             ----------
Net assets ..............................................................    $2,179,796
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $2,510,192
 Accumulated undistributed net investment income ........................         7,636
 Accumulated net realized losses on investments .........................      (131,681)
 Net unrealized depreciation on investments .............................      (206,351)
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $2,179,796
                                                                             ==========
Shares of beneficial interest outstanding ...............................       261,226
                                                                             ==========
Net asset value per share ...............................................    $     8.34
                                                                             ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1999*
--------------------------------------------------------------------------------

Investment income:
Dividends ................................................................   $   74,550
Interest .................................................................        8,258
                                                                             ----------
  Total investment income ................................................       82,808
                                                                             ----------
Expenses:
 Management fee ..........................................................       11,210
 Service fee .............................................................        2,415
 Bookkeeping fee .........................................................       15,750
 Transfer agent fee ......................................................        4,375
 Audit fee ...............................................................        8,903
 Legal fee ...............................................................          100
 Trustees' expense .......................................................        2,203
 Custodian fee ...........................................................        1,800
 Reports to shareholders .................................................          570
 Other ...................................................................          272
                                                                             ----------
  Total expenses .........................................................       47,598
                                                                             ----------
Less:
 Expense reimbursable by Manager .........................................      (31,663)
                                                                             ----------
Net expenses .............................................................       15,935
                                                                             ----------
Net investment income ....................................................       66,873
Realized and unrealized losses on investments:
 Net realized losses on investments ......................................     (138,707)
 Net change in unrealized appreciation/depreciation on investments .......     (206,351)
                                                                             ----------
Net decrease in net assets resulting from operations .....................   $ (278,185)
                                                                             ==========

* For the period from the commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                                       December 31,
                                                                                          1999*
                                                                                      -------------
Operations:
 Net investment income ............................................................    $   66,873
 Net realized losses on investments ...............................................      (138,707)
 Net change in unrealized appreciation/depreciation on investments ................      (206,351)
                                                                                       ----------
Net decrease in net assets resulting from operations ..............................      (278,185)
                                                                                       ----------
Distributions declared from:
 Net investment income ............................................................       (52,211)
 Return of capital ................................................................       (13,072)
                                                                                       ----------
Total distributions ...............................................................       (65,283)
                                                                                       ----------
Fund share transactions:
 Proceeds from fund shares sold ...................................................     2,467,973
 Cost of fund shares repurchased ..................................................        (9,992)
 Distributions reinvested .........................................................        65,283
                                                                                       ----------
Net increase in net assets resulting from fund share transactions .................     2,523,264
                                                                                       ----------
Total increase in net assets ......................................................     2,179,796
Net assets:
 Beginning of period ..............................................................            --
                                                                                       ----------
 End of period ....................................................................    $2,179,796
                                                                                       ==========
Accumulated undistributed net investment income included in ending net assets .....    $    7,636
                                                                                       ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ......................................................................       254,258
 Shares repurchased ...............................................................        (1,141)
 Distributions reinvested .........................................................         8,109
                                                                                       ----------
Net increase ......................................................................       261,226
                                                                                       ==========

*For the period from the commencement of operations June 1, 1999 to December
 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

Crabbe Huson Real Estate Investment Fund (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's primary investment objective is to seek income and long-term capital growth and its secondary objective is the preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Crabbe Huson, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Service fee--Effective July 1, 1999, the Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. ("LFDI") and KFSC a service fee totaling 0.25% annually of the Fund's net assets as of the 20th of each month.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (excluding service fee) exceed 1.20% annually of the Fund's average daily net assets.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the period ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $3,163,356 and $852,698, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $  41,982
     Gross unrealized depreciation      (240,274)
                                       ---------
      Net unrealized depreciation      $(198,292)
                                       ---------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
  2007            $93,000

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                                        December 31,
                                                                          1999***
                                                                     -----------------
Per share operating performance:
Net asset value, beginning of period .............................      $   10.00
                                                                          -------
Net investment income (a) ........................................           0.31
Net realized and unrealized losses on investments ................          (1.70)
                                                                        ---------
Total from investment operations .................................          (1.39)
                                                                        ---------
Less distributions:
 Dividends from net investment income ............................          (0.22)
 Return of capital ...............................................          (0.05)
                                                                        ---------
Total distributions ..............................................          (0.27)
                                                                        ---------
Net asset value, end of period ...................................      $    8.34
                                                                        =========
Total return:
Total investment return (b)(c) ...................................         (13.80)%**
Ratios/supplemental data:
Net assets, end of period (000's) ................................      $   2,180
Ratio of expenses to average net assets (d)(e) ...................           1.45%*
Ratio of net investment income to average net assets (d) .........           5.90%*
Portfolio turnover ratio .........................................             57%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations June 1, 1999 to December
    31, 1999.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.25% (annualized).

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Crabbe Huson Real Estate Investment Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Liberty All-Star Equity Fund, Variable Series(1), seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Fund Performance (as of December 31, 1999)

Inception date ................................ 11/17/97
Assuming reinvestment of all distributions
   12-month total return ......................     8.47%
Net asset value per share on 12/31/99 .........  $ 12.47
Net asset value per share on 12/31/98 .........  $ 11.90

Portfolio Managers' Discussion

     The Fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     The Fund's current Portfolio Managers are:

   (1) Boston Partners Asset Management, L.P.; Investment Style / Value

   (2) J.P. Morgan Investment Management Inc.; Investment Style / Value

   (3) Oppenheimer Capital; Investment Style / Value

   (4) Westwood Management Corporation; Investment Style / Growth

   (5) TCW Investment Management Company; Investment Style / Growth

What was the investment environment like over the past 12 months?

     The year was characterized by a rotation in market leadership from large-capitalization growth stocks to more cyclically-oriented companies and back to growth stocks as the year came to a close. The catalyst for this shift in preference to value stocks in the second quarter was an increased perception of continued strong domestic growth, coupled with evidence of improved economic conditions abroad. In addition, companies in many of the cyclical sectors of the market were more attractive to investors due to their considerably lower valuations when compared to growth stocks, whose premiums for their earnings visibility had risen significantly. The improved performance in the cyclical sector was short-lived however, as leadership again narrowed and shifted back to technology, specifically Internet-related stocks during the second half of the year. The attraction toward that sector was so significant that, by year-end, approximately 70% of the gain in the S&P 500 index was attributable to the technology sector. Also, the fact that more than two-thirds of the stocks which comprised the S&P 500 underperformed the index as a whole during 1999 further emphasizes the narrowness of that leadership. A market with such narrow leadership is challenging for diversified active portfolio managers, particularly those that focus on more reasonably priced sectors of the market. The Fund's diversified multi-managed approach, which blends three value with two growth management styles, faced the same challenges.

     In addition to these challenges created by such a narrow market, the Fund's results were also negatively impacted by the performance of one of the Fund's growth managers during the first three quarters of 1999. The Trustees approved LAMCO's recommendation to replace Wilke/Thompson Capital Management with TCW Investment Management Company during the fourth quarter. Although Wilke/ Thompson was the Fund's best performer during 1998, the deterioration in performance during 1999 coupled with other key factors, which LAMCO monitors on an ongoing basis, resulted in that recommendation.

What is the Fund's strategy?

     Liberty Asset Management Company's multi-managed approach seeks to provide more consistent returns by combining both value and growth styles of investment management. Each of the institutional investment managers in the Fund practices a specific style of growth or value investment management. As a result, the Fund seeks to participate in both growth and value style investment markets.

(1) The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The Fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the Fund's investment portfolio and reduce risk. Certain investment techniques that may be used by the Fund may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------

Liberty All-Star Equity Fund, Variable Series vs. Russell 3000 Index

Change in value of a $10,000 investment from 11/30/97--12/31/99

 Average Annual Total Returns on December 31, 1999
        Life          1 Year         3 Years
       13.05%          8.47%          N/A

[LINE CHART PLOT POINTS]

                  Liberty All-Star
                    Equity Fund,      Russell 3000
                  Variable Series        Index
$16,000   11/97        10000             10000
$14,000   12/97        10080             10200
$12,000                10030             10253
$10,000                10900             10986
$ 8,000   3/98         11421             11531
                       11522             11644
                       11212             11356
          6/98         11462             11740
                       11221             11527
                        9469              9761
          9/98         10080             10426
                       10821             11218
                       11351             11904
          12/98        11962             12661
                       11982             13092
                       11561             12628
          3/99         11963             13092
                       12677             13682
                       12496             13422
          6/99         12988             14100
                       12456             13673
                       12073             13517
          9/99         11782             13171
                       12667             13997
                       12791             14389
          12/99        12976             15297

[END PLOT POINTS]

____ Liberty All-Star Equity Fund, Variable Series       ---- Russell 3000 Index


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Russell 3000 Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. This portfolio of securities represents approximately 98% of the investable U.S. equity market. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                               Shares           Value
                                         ------------------   -------------
COMMON STOCKS--95.1%
Aerospace & Defense--1.2%
Boeing Co. .............................       12,700         $   527,844
Northrop Grumman Corp. .................        7,700             416,281
                                                              -----------
                                                                  944,125
                                                              -----------
Autos, Tires & Accessories--0.7%
Delphi Automotive Systems Corp. ........       13,100             206,325
Ford Motor Co. .........................        1,200              64,125
Lear Corp. (a) .........................        9,600             307,200
                                                              -----------
                                                                  577,650
                                                              -----------
Banks--4.6%
ABN AMRO Holding NV ADR ................        9,099             230,318
Astoria Financial Corp. ................        2,360              71,832
Bank of America Corp. ..................        1,931              96,912
Citigroup, Inc. ........................       26,500           1,472,406
First Union Corp. ......................        9,800             321,562
Fleet Boston Financial Group, Inc. .....       12,200             424,712
PNC Bank Corp. .........................        9,250             411,625
Washington Mutual, Inc. ................        9,050             235,300
Wells Fargo & Co. ......................       11,000             444,813
                                                              -----------
                                                                3,709,480
                                                              -----------
Broadcasting & Cable--2.6%
AMFM, Inc. (a) .........................       15,100           1,181,575
AT&T Corp-Liberty Media Group,
   Class A .............................        4,400             249,700
Cox Communications, Inc.,
   Class A (a) .........................        8,700             448,050
The News Corp., Ltd. (ADR) .............        4,500             172,125
                                                              -----------
                                                                2,051,450
                                                              -----------
Business & Consumer Services--0.5%
America Online, Inc. (a) ...............        3,000             226,313
Cendant Corp. ..........................        6,800             180,625
                                                              -----------
                                                                  406,938
                                                              -----------
Chemicals--1.7%
Monsanto Co. ...........................       29,300           1,043,813
Rohm & Haas Co. ........................        7,900             321,431
                                                              -----------
                                                                1,365,244
                                                              -----------
Communications Equipment--4.3%
Cisco Systems, Inc. (a) ................       15,200           1,628,300
Cobalt Networks, Inc. (a) ..............        1,400             151,725
Lucent Technologies, Inc. ..............        9,700             725,681
Nokia Corp. ADR ........................        5,000             950,000
                                                              -----------
                                                                3,455,706
                                                              -----------
Computer & Business Equipment--6.2%
Apple Computer, Inc. ...................          800              82,250
Compaq Computer Corp. ..................       26,800             725,275
Dell Computer Corp. (a) ................       25,800           1,315,800
EMC Corp. (a) ..........................        2,000             218,500

                                               Shares           Value
                                         ------------------   -------------
Hewlett-Packard Co. ....................        6,900         $   786,169
International Business Machines
   Corp. ...............................        6,100             658,800
Seagate Technology, Inc. (a) ...........        7,600             353,875
Sun Microsystems, Inc. (a) .............        5,600             433,650
3Com Corp. (a) .........................        8,200             385,400
                                                              -----------
                                                                4,959,719
                                                              -----------
Computer Services & Software--8.2%
Citrix Systems, Inc. (a) ...............          500              61,500
Computer Associates International,
   Inc. ................................       17,000           1,188,937
Electronic Data Systems Corp. ..........        8,000             535,500
Intuit, Inc. (a) .......................        4,400             263,725
Microsoft Corp. (a) ....................       13,550           1,581,963
Oracle Corp. (a) .......................        5,750             644,359
Siebel Systems, Inc. ...................       14,600           1,226,400
Sterling Software, Inc. (a) ............       32,900           1,036,350
                                                              -----------
                                                                6,538,734
                                                              -----------
Consumer Products--2.7%
Avon Products, Inc. ....................       14,000             462,000
Clorox Co. .............................        1,400              70,525
Gillette Co. ...........................        2,500             102,969
Kimberly-Clark Corp. ...................       10,400             678,600
Philip Morris Companies, Inc. ..........       10,600             245,788
Procter & Gamble Co. ...................        5,700             624,506
                                                              -----------
                                                                2,184,388
                                                              -----------
Diversified--3.6%
Cooper Industries, Inc. ................        1,200              48,525
General Electric Co. ...................        1,200             185,700
Honeywell International, Inc. ..........       12,500             721,094
Loews Corp. ............................        7,250             439,984
Minnesota Mining &
   Manufacturing Co. ...................        5,000             489,375
Textron, Inc. ..........................        4,000             306,750
The Seagram Co., Ltd. ..................        5,100             229,181
Tyco International Ltd. ................       12,000             466,500
                                                              -----------
                                                                2,887,109
                                                              -----------
Drugs & Health Care--6.5%
Alza Corp. (a) .........................        4,800             166,200
American Home Products Corp. ...........        2,100              82,819
Amgen, Inc. ............................       10,500             630,656
Biogen, Inc. (a) .......................        9,400             794,300
Bristol-Myers Squibb Co. ...............        4,300             276,006
Eli Lilly & Co. ........................        1,600             106,400
Forest Laboratories, Inc. (a) ..........        4,200             258,037
Medtronic, Inc. ........................        8,200             298,788
PE Corp PE Biosystems Group ............        1,000             120,313
Pfizer, Inc. ...........................       16,500             535,219
Pharmacia & Upjohn, Inc. ...............        8,300             373,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                             Shares           Value
                                       ------------------   -------------
SmithKline Beecham PLC ADR ...........        7,150         $   460,728
Tenet Healthcare Corp. (a) ...........        6,900             162,150
Warner-Lambert Co. ...................        7,200             589,950
Wellpoint Health Network, Inc. .......        5,400             356,063
                                                            -----------
                                                              5,211,129
                                                            -----------
Electric & Gas Utilities--2.2%
Allegheny Energy, Inc. ...............        1,800              48,488
Columbia Energy Group ................        4,650             294,112
Florida Progress Corp. ...............        8,400             355,425
Northern States Power Co. ............        3,900              76,050
Peco Energy Co. ......................       15,350             533,413
P G & E Corp. ........................        3,400              69,700
Reliant Energy, Inc. .................       15,400             352,275
                                                            -----------
                                                              1,729,463
                                                            -----------
Electronics & Electrical Equipment--5.7%
Applied Materials, Inc. ..............        7,600             962,825
Emerson Electric Co. .................        7,000             401,625
Intel Corp. ..........................       20,700           1,703,869
Maxim Integrated Products, Inc. (a)          19,400             915,437
Motorola, Inc. .......................        1,700             250,325
Raytheon Co., Class A ................        6,000             148,875
Sensormatic Electronics Corp. ........        3,100              54,056
Texas Instruments, Inc. ..............        1,000              96,875
                                                            -----------
                                                              4,533,887
                                                            -----------
Financial Services--5.6%
The Charles Schwab Corp. .............       17,200             660,050
The CIT Group, Inc. ..................        6,600             139,425
Countrywide Credit Industries, Inc.          20,500             517,625
Freddie Mac ..........................       20,600             969,487
The Goldman Sachs Group, Inc. (a)             1,900             178,956
KeyCorp ..............................        3,900              86,287
Morgan Stanley Dean Witter & Co. .....        5,100             728,025
Paychex, Inc. ........................       13,687             547,480
Providian Financial Corp. ............        5,600             509,950
U.S. Bancorp .........................        6,900             164,306
                                                            -----------
                                                              4,501,591
                                                            -----------
Food, Beverage & Restaurants--2.9%
Anheuser-Busch Companies, Inc. .......        6,600             467,775
Bestfoods ............................        1,400              73,587
Coca Cola Co. ........................          700              40,775
Diageo PLC ADR .......................       11,000             352,000
International Home Foods, Inc. (a)           12,650             219,794
McDonald's Corp. .....................       10,000             403,125
Nabisco Holdings Corp. ...............       12,125             383,453
PepsiCo, Inc. ........................        3,700             130,425
Sara Lee Corp. .......................       11,700             258,131
                                                            -----------
                                                              2,329,065
                                                            -----------

                                             Shares           Value
                                       ------------------   -------------
Hotels & Entertainment/Leisure--2.6%
Mirage Resorts, Inc. (a) .............       10,400         $   159,250
Pixar, Inc. (a) ......................        7,300             258,238
Starwood Hotels & Resorts
   Worldwide, Inc. ...................        9,250             217,375
Time Warner, Inc. ....................       13,100             948,931
The Walt Disney Co. ..................       17,600             514,800
                                                            -----------
                                                              2,098,594
                                                            -----------
Industrial Equipment--2.2%
Caterpillar, Inc. ....................        8,000             376,500
Deere & Co. ..........................       12,600             546,525
Dover Corp. ..........................       10,000             453,750
Ingersoll-Rand Co. ...................        7,400             407,462
                                                            -----------
                                                              1,784,237
                                                            -----------
Insurance--5.9%
ACE Ltd. .............................       25,700             428,869
AFLAC, Inc. ..........................       10,000             471,875
Allmerica Financial Corp. ............        7,200             400,500
Ambac Financial Group, Inc. ..........        3,300             172,219
American International Group, Inc.            3,500             378,437
CIGNA Corp. ..........................        7,300             588,106
Conseco, Inc. ........................       30,600             546,975
Marsh & McLennan Companies,
   Inc. ..............................        3,450             330,122
The Progressive Corp. ................        7,700             563,063
UNUM Corp. ...........................        3,800             121,838
XL Capital Ltd. ......................       14,500             752,188
                                                            -----------
                                                              4,754,192
                                                            -----------
Metals & Mining--1.6%
Alcoa, Inc. ..........................       13,550           1,124,650
Allegheny Teledyne, Inc. .............        3,800              85,262
Reynolds Metals Co. ..................          100               7,663
USX-US Steel Group ...................        2,800              92,400
                                                            -----------
                                                              1,309,975
                                                            -----------
Oil & Gas--6.5%
Apache Corp. .........................       12,500             461,719
Burlington Resources, Inc. ...........       20,100             664,556
Conoco, Inc., Class A ................       20,800             514,800
Conoco, Inc., Class B ................       25,600             636,800
Cooper Cameron Corp. (a) .............        2,700             132,131
Devon Energy Corp. ...................        7,227             237,588
El Paso Energy Corp. .................        9,000             349,312
Exxon Mobil Corp. ....................        5,876             473,385
Halliburton Co. ......................       15,500             623,875
Occidental Petroleum Corp. ...........       18,100             391,413
Royal Dutch Petroleum Co. ............        2,200             132,963
Texaco, Inc. .........................        6,800             369,325
Tosco Corp. ..........................        6,600             179,438
                                                            -----------
                                                              5,167,305
                                                            -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                  Shares          Value
                                            ------------------ -------------
Paper--1.1%
Smurfit-Stone Container Corp. (a) .......          3,000       $    73,500
Temple-Inland, Inc. .....................         12,400           817,625
                                                               -----------
                                                                   891,125
                                                               -----------
Pollution Control--0.4%
Waste Management, Inc. ..................         16,375           281,445
                                                               -----------
Publishing--0.8%
R. R. Donnelley & Sons Co. ..............         15,000           372,187
Tribune Co. .............................          5,600           308,350
                                                               -----------
                                                                   680,537
                                                               -----------
Real Estate Investment Trusts--0.5%
Kimco Realty Corp. ......................          6,100           206,637
Vornado Realty Trust ....................          6,600           214,500
                                                               -----------
                                                                   421,137
                                                               -----------
Retail Trade--6.6%
Abercrombie & Fitch Co. (a) .............          3,500            93,406
AnnTaylor Stores Corp. (a) ..............          5,200           179,075
Circuit City Stores, Inc. ...............          8,600           387,537
Dayton Hudson Corp. .....................          1,700           124,844
Family Dollar Stores, Inc. ..............         17,500           884,844
Harcourt General, Inc. ..................          8,800           354,200
The Home Depot, Inc. ....................         12,600           863,888
The Limited, Inc. .......................         11,100           480,769
May Department Stores Co. ...............         12,000           387,000
Office Depot, Inc. (a) ..................         20,700           226,406
Safeway, Inc. (a) .......................         20,000           711,250
Tiffany & Co. ...........................          3,600           321,300
The TJX Companies .......................          3,600            73,575
Wal-Mart Stores, Inc. ...................          3,100           214,288
                                                               -----------
                                                                 5,302,382
                                                               -----------
Telecommunications--4.5%
AT&T Corp. ..............................          4,300           218,225
Bell Atlantic Corp. .....................          1,700           104,656
Global Crossing Ltd. (a) ................          2,000           100,000
GTE Corp. (a) ...........................          9,200           649,175
Level 3 Communications, Inc. (a) ........            400            32,750
MCI WorldCom, Inc. (a) ..................         13,425           712,364
SBC Communications, Inc. ................         23,716         1,156,155

                                                  Shares          Value
                                          ------------------   -------------
Sprint Corp. (FON Group) ................          8,000       $   538,500
Sprint Corp. (PCS Group) (a) ............            500            51,250
                                                               -----------
                                                                 3,563,075
                                                               -----------
Transportation--3.2%
AMR Corp. (a) ...........................          7,000           469,000
Burlington Northern Santa Fe Corp.                14,000           339,500
CSX Corp. ...............................          2,000            62,750
Kansas City Southern
   Industries, Inc. .....................         14,100         1,052,213
Union Pacific Corp. .....................          4,900           213,763
United Parcel Service, Inc. Class B .....          5,700           393,300
                                                               -----------
                                                                 2,530,526
                                                               -----------
Total Common Stocks
   (cost of $68,112,272) (b) ...........................        76,170,208
                                                               -----------
Preferred Stock--0.6%
The News Corp., Ltd. ADR
   (cost of $466,853) ...................         15,000           501,563
                                                               -----------
Total Investments--95.7%
   (cost of $68,579,125) ...................................    76,671,771
                                                               -----------

                                                 Par
                                               ------
SHORT-TERM OBLIGATIONS--3.4%
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99,
   due 1/3/00 at 2.500%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2021, market value
   $2,760,913 (Repurchase proceeds
   $2,705,564) ..........................     $2,705,000         2,705,000
                                                               -----------
Other Assets & Liabilities, Net--0.9% ..................           718,295
                                                               -----------
Net Assets--100.0% ....................................        $80,095,066
                                                               ===========

Notes To Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $68,961,223.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $68,579,125) ..............    $76,671,771
Short-term obligations ..................................................      2,705,000
Receivable for investments sold .........................................        553,047
Receivable for fund shares sold .........................................        172,917
Cash ....................................................................         38,835
Dividends, tax reclaims and interest receivable .........................         71,708
                                                                             -----------
  Total assets ..........................................................     80,213,278
                                                                             -----------
Liabilities:
Payable for investments purchased .......................................         84,146
Accrued expenses payable ................................................         25,981
Management fee payable ..................................................            273
Deferred Trustees fee payable ...........................................             96
Other liabilities .......................................................          7,716
                                                                             -----------
  Total liabilities .....................................................        118,212
                                                                             -----------
Net assets ..............................................................    $80,095,066
                                                                             ===========
Net assets represented by:
 Paid-in capital ........................................................    $71,657,659
 Accumulated overdistributed net investment income ......................         (1,908)
 Accumulated net realized gains on investments ..........................        346,669
 Net unrealized appreciation on investments .............................      8,092,646
                                                                             -----------
Total net assets applicable to outstanding shares of beneficial interest     $80,095,066
                                                                             ===========
Shares of beneficial interest outstanding ...............................      6,420,464
                                                                             ===========
Net asset value per share ...............................................    $     12.47
                                                                             ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ................................................................    $  758,469
Interest .................................................................       115,788
                                                                              ----------
  Total investment income (net of nonrebatable foreign taxes withheld at
   source which amounted to $5,314) ......................................       874,257
                                                                              ----------
Expenses:
 Management fee ..........................................................       493,641
 Bookkeeping fee .........................................................        31,497
 Transfer agent fee ......................................................         7,500
 Audit fee ...............................................................        19,903
 Printing expense ........................................................         1,173
 Trustees' expense .......................................................         8,924
 Custodian fee ...........................................................        19,263
 Legal fee ...............................................................           892
 Miscellaneous expense ...................................................         4,240
                                                                              ----------
  Total expenses .........................................................       587,033
                                                                              ----------
Net investment income ....................................................       287,224
Realized and unrealized gains on investments:
 Net realized gains on investments .......................................     2,845,168
 Net change in unrealized appreciation/depreciation on investments .......     2,320,417
                                                                              ----------
Net increase in net assets resulting from operations .....................    $5,452,809
                                                                              ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                       Years Ended December 31,
                                                                                   ---------------------------------
                                                                                         1999              1998
                                                                                   ---------------   ---------------
Operations:
 Net investment income .........................................................    $    287,224      $    169,970
 Net realized gains (losses) on investments ....................................       2,845,168          (185,131)
 Net change in unrealized appreciation/depreciation on investments .............       2,320,417         5,629,887
                                                                                    ------------      ------------
Net increase in net assets resulting from operations ...........................       5,452,809         5,614,726
                                                                                    ------------      ------------
Distributions declared from:
 Net investment income .........................................................        (268,545)         (169,969)
 In excess of net investment income ............................................      (2,312,139)          (17,577)
                                                                                    ------------      ------------
Total distributions ............................................................      (2,580,684)         (187,546)
                                                                                    ------------      ------------
Fund share transactions:
 Proceeds from fund shares sold ................................................      31,101,623        18,011,285
 Cost of fund shares repurchased ...............................................      (1,329,551)         (983,417)
 Distributions reinvested ......................................................       2,580,684           187,546
                                                                                    ------------      ------------
Net increase in net assets resulting from fund share transactions ..............      32,352,756        17,215,414
                                                                                    ------------      ------------
Total increase in net assets ...................................................      35,224,881        22,642,594
Net assets:
 Beginning of year .............................................................      44,870,185        22,227,591
                                                                                    ------------      ------------
 End of year ...................................................................    $ 80,095,066      $ 44,870,185
                                                                                    ============      ============
Net of overdistributed net investment income included in ending net assets .....    $     (1,908)     $    (17,651)
                                                                                    ============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold ...................................................................       2,543,081         3,274,810
 Shares repurchased ............................................................        (108,558)       (1,727,650)
 Distributions reinvested ......................................................         214,878            15,867
                                                                                    ------------      ------------
Net increase ...................................................................       2,649,401         1,563,027
                                                                                    ============      ============


                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

 Organization--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management, and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Liberty Asset Management Co. ("LAMCO"), an affiliate of LASC, as Sub-Adviser to the Fund. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date.

Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees-- The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 1.00% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 1.00% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $72,806,164 and $44,594,368, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $13,627,752
     Gross unrealized depreciation      (5,917,204)
                                       -----------
      Net unrealized appreciation       $7,710,548
                                       -----------

Note 4. Other Related Party Transactions

During the year ended December 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $50.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                        Years Ended December 31,          Period Ended
                                                                     ------------------------------       December 31,
                                                                         1999            1998                1997***
                                                                     -----------   ----------------   --------------------
Per share operating performance:
Net asset value, beginning of year ...............................     $ 11.90        $  10.07              $ 10.00
                                                                       -------        --------            --------
Net investment income (a) ........................................       0.06             0.06                 0.01
Net realized and unrealized gains on investments .................       0.94             1.82                 0.07
                                                                       -------        --------            --------
Total from investment operations .................................       1.00             1.88                 0.08
                                                                       -------        --------            --------
Less distributions:
 Dividends from net investment income ............................       (0.05)          (0.05)               (0.01)
 Dividends from net realized gains on investments ................       (0.38)             --                   --
                                                                       -------        --------            ---------
Total distributions ..............................................       (0.43)          (0.05)               (0.01)
                                                                       -------        --------            ---------
Net asset value, end of year .....................................     $ 12.47        $  11.90              $ 10.07
                                                                       =======        ========            =========
Total return:
Total investment return (b) ......................................        8.47%          18.67%(c)             0.80%**(c)
Ratios/supplemental data:
Net assets, end of year (000's) ..................................     $80,095        $ 44,870              $22,228
Ratio of expenses to average net assets (d) ......................        0.95%           1.00%(e)             1.00%*(e)
Ratio of net investment income to average net assets (d) .........        0.47%           0.54%(c)             0.83%*(c)
Portfolio turnover ratio .........................................          75%             70%                   1%**

  * Annualized.
 ** Not annualized.
*** For the period from commencement of operations November 17, 1997 to
    December 31, 1997.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

For the fiscal year ended December 31, 1999, the Fund earned $1,852,471 of long-term capital gains.

48% of the ordinary income distributed by the Fund in the year ended December 31, 1999 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Liberty All-Star Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Newport Tiger Fund, Variable Series(1), seeks long-term capital appreciation.

Fund Performance (as of December 31, 1999)

Inception date ................................   5/1/95
Assuming reinvestment of all distributions
   12-month total return ......................    68.01%
Net asset value per share on 12/31/99 .........   $ 2.62
Net asset value per share on 12/31/98 .........   $ 1.57

Portfolio Manager's Discussion

Thomas R. Tuttle and Lynda Couch are portfolio co-managers of Newport Tiger Fund, Variable Series. Mr. Tuttle is president of Newport Fund Management, Inc. (Newport) and Ms. Couch is a senior vice president of Newport.

What was the investment environment like over the past 12 months?

     As in the United States during 1999, investors in Asia have shown tremendous excitement about the growth in the high-technology and telecommunications industries. The surging use of the Internet by both business and consumers has been no less a phenomenon in Asia than in the U.S., and both of these industries have been direct beneficiaries. Moreover, many entrepreneurs are building successful businesses in these industries, expanding the base of growth to the small- and mid-size company level, contributing to the phenomenal growth of private enterprise that we have seen.

     The technology boom has allowed Asian countries to "leapfrog" stages of technological development. For example, the wireless telecommunications industry has seen tremendous growth because there are not nearly as many fixed telephone lines per capita as there are in the U.S. Rather than build fixed lines and then build a wireless network, countries such as China have moved directly to wireless. This has allowed companies like China Telecom (7.0% of net assets) and Korea Telecom (2.8% of net assets) to rapidly grow their wireless businesses.

What was the Fund's strategy during the period?

     Since its inception, Newport Tiger Fund has invested primarily in stocks on the Hong Kong Stock Exchange. While we still believe this is a very good way to benefit from the region's growth, we have begun diversifying into other Asian economies to a greater extent. For example, we had been avoiding Korea because we felt that Korean companies had too much debt. We have been pleasantly surprised, however, at how quickly Korean companies have reduced their debt levels. We will continue to increase our investments in Korea, while remaining careful to select the highest quality companies we can find. We increased the Fund's weightings in Singapore and Taiwan--both of which have experienced solid economic growth. Singapore has a very strong financial sector, and Taiwan's semiconductor manufacturing is among the best in the world. In the Philippines, we believe the investment risk has increased, and we have substantially reduced the Fund's weightings from a few years ago. While we are excited about diversifying the portfolio, we will retain many of our core Hong Kong investments, which we believe still represent one of the best ways to benefit from Asia's growth.

What is your outlook for the period ahead?

     We believe the year 2000 will bring continued economic growth to the Asian region, as stronger domestic consumption and internally generated (non-export) growth comprise a larger part of the economies in which the Fund is invested. There may be some volatility in the global financial markets, which may spill over into Asia--especially if the volatility originates in the highly influential U.S. stock market. But the fundamental economic trends that have been discussed are expected to continue.

(1) Investing in Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the Fund will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging, which means there may be greater risks associated with investing there than in more-developed countries. Because economic and market conditions change frequently, there can be no assurance that the trends described herein will come to pass or affect the performance of the Fund.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower. Funds that emphasize investments in smaller companies may experience greater price volatility.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Newport Tiger Fund, Variable Series vs. Morgan Stanley Capital International EAFE GDP

Change in value of a $10,000 investment from 5/1/95--12/31/99

     Average Annual Total Returns on December 31, 1999
        Life          1 Year         3 Years
       7.31%           68.01%         2.68%

[LINE CHART PLOT POINTS]

                                               Morgan
                              Newport         Stanley
                            Tiger Fund,       Capital
                             Variable       International
                              Series          EAFE GDP
$20,000   5/95                10000             10000
$18,000   6/95                 9820              9888
$16,000                       10090             10535
$14,000                        9774             10094
$12,000   9/95                 9954             10214
$10,000                        9909              9918
$ 8,000                        9954             10128
$ 6,000   12/95               10360             10561
$ 4,000                       11405             10695
                              11314             10727
          3/96                11314             10870
                              11269             11208
                              11224             11042
          6/96                10997             11128
                              10406             10809
                              10770             10802
          9/96                11087             11099
                              10996             10978
                              11542             11447
          12/96               11577             11366
                              11485             11152
                              11485             11230
          3/97                10796             11445
                              10612             11416
                              11577             12011
          6/97                12128             12726
                              12313             13006
                              10201             12072
          9/97                10522             12847
                               8133             11897
                               7995             11849
          12/97                7972             12020
                               6807             12645
                               8298             13373
          3/98                 8252             14101
                               7553             14313
                               6527             14516
          6/98                 5875             14653
                               5408             14843
                               4615             12887
          9/98                 5408             12527
                               6993             13921
                               7459             14644
          12/98                7459             15233
                               7032             15248
                               7032             14769
          3/99                 7649             15546
                               9312             16169
                               8695             15322
          6/99                 9645             16093
                               9645             16582
                               9692             16690
          9/99                 9312             16977
                               9930             17561
                              11117             18190
          12/99               13909             19762

[END PLOT POINTS]

____ Newport Tiger Fund, Variable Series             ---- MSCI EAFE GDP


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) GDP Index is a broad-based, unmanaged index that tracks the performance of foreign stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1999
--------------------------------------------------------------------------------

                                                Country
                                                Abbrev.   Shares          Value
                                               --------- ------------  --------------
COMMON STOCKS--94.8%
Finance, Insurance & Real Estate--49.4%
Depository Institutions--18.2%
DBS Group Holdings Ltd. ......................     Si      188,638     $ 3,092,055
HSBC Holdings PLC (a) ........................     HK      146,794       2,046,567
Hang Seng Bank Ltd. ..........................     HK      133,600       1,525,310
Overseas-Chinese Banking
   Corp Ltd. .................................     Si      189,730       1,742,942
                                                                       -----------
                                                                         8,406,874
                                                                       -----------
Holding Companies--12.6%
Citic Pacific Ltd. ...........................     HK      298,000       1,121,310
Hutchison Whampoa Ltd. .......................     HK      195,000       2,834,630
Singapore Technologies
   Engineering Ltd. ..........................     Si    1,205,000       1,866,647
                                                                       -----------
                                                                         5,822,587
                                                                       -----------
Real Estate--18.6%
Ayala Land, Inc. .............................     Ph       95,000          24,752
Cheung Kong (Holdings)
   Ltd. ......................................     HK      168,000       2,134,174
China Resources
   Enterprises Ltd. ..........................     HK      522,000         836,033
City Developments Ltd. .......................     Si      246,000       1,440,108
HKR International Ltd. .......................     HK      788,800         553,028
SM Prime Holdings, Inc. ......................     Ph    2,510,000         473,350
Sun Hung Kai Properties
   Ltd. ......................................     HK      203,000       2,115,263
Swire Pacific Ltd., Series A                       HK      173,000       1,021,509
                                                                       -----------
                                                                         8,598,217
                                                                       -----------
Manufacturing--7.0%
Electronic Components--1.2%
Chartered Semiconductor
   Manufacturing Ltd.
   ADR (b) ...................................     Tw          300          21,900
United Microelectronics
   Corp., Ltd. ...............................     Tw      150,000         535,287
                                                                       -----------
                                                                           557,187
                                                                       -----------
Household Appliances--0.5%
Guangdong Kelon Electric
   Holdings Class H ..........................     HK      266,000         201,891
                                                                       -----------
Measuring & Analyzing Instruments--0.1%
China Hong Kong Photo
   Products Holdings, Ltd. ...................     HK      460,000          59,176
                                                                       -----------

                                                Country
                                                Abbrev.   Shares          Value
                                               --------- ------------  --------------
Printing & Publishing--5.2%
Singapore Press Holdings
   Ltd. ......................................     Si      111,164     $ 2,409,499
                                                                       -----------
Retail Trade--5.7%
Apparel & Accessory Stores--3.2%
Esprit Holdings Ltd. .........................     HK      456,000         492,751
Giordano International Ltd.                        HK      972,000       1,000,322
                                                                       -----------
                                                                         1,493,073
                                                                       -----------
Food Stores--2.5%
President Chain Store Corp.                        Tw      256,920       1,133,771
                                                                       -----------
Services--4.5%
Computer Related Services--2.1%
Datacraft Asia Ltd. ..........................     Si      116,000         962,800
                                                                       -----------
Computer Software--2.4%
Taiwan Semiconductor
   Manufacturing Co., ADR                          Tw      210,310       1,119,062
                                                                       -----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--19.8%
Electric Services--3.1%
CLP Holdings Ltd. ............................     HK      154,000         709,230
Hong Kong Electric
   Holdings Ltd. .............................     HK      222,000         693,973
                                                                       -----------
                                                                         1,403,203
                                                                       -----------
Gas Services--4.3%
Hong Kong & China Gas
   Co., Ltd. .................................     HK    1,442,151       1,975,803
                                                                       -----------
Telecommunication--12.4%
Cable & Wireless HKT
   Ltd. (a) ..................................     HK      391,769       1,143,476
China Telecom Ltd. (a)(b) ....................     HK      500,000       3,218,750
Korea Telecom Corp., ADR                           Ko       17,000       1,270,750
PT Indonesian Satellite
   Corp. .....................................     In       43,000          95,998
                                                                       -----------
                                                                         5,728,974
                                                                       -----------
Wholesale Trade--8.4%
Durable Goods
Johnson Electric Holdings
   Ltd. ......................................     HK      144,500         927,581
Li & Fung Ltd. ...............................     HK    1,176,000       2,950,022
                                                                       -----------
                                                                         3,877,603
                                                                       -----------
Total Common Stocks
   (cost of $27,447,429) (c) ........................................   43,749,720
                                                                       -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1999
--------------------------------------------------------------------------------

                                         Par         Value
                                    ------------- -------------
SHORT-TERM OBLIGATION--5.2%
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99,
   due 1/3/00 at 2.500%
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2021, market value
   $2,449,609 (repurchase proceeds
   $2,400,500) ..................    $2,400,000    $2,400,000
                                                   ----------

                                                     Value
                                                ---------------
Other Assets & Liabilities, Net--0.0%             $   (24,963)
                                                   -----------
Net Assets--100.0% .................              $46,124,757
                                                    ===========

Notes to Investment Portfolio:
(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(b) Non-income producing.
(c) The cost for federal income tax purposes is the same.

                       Summary of Securities by Country

                                                               % of Total
                                  Country                      Securities
Country                           Abbrev.         Value         at Value
------------------------------   ---------   --------------   -----------
  Hong Kong ..................       HK       $27,560,799          63.0
  Singapore ..................       Si        11,514,051          26.3
  Taiwan .....................       Tw         2,810,020           6.4
  Korea ......................       Ko         1,270,750           3.0
  Philippines ................       Ph           498,102           1.1
  Indonesia ..................       In            95,998           0.2
                                              -----------         -----
                                              $43,749,720         100.0
                                              ===========         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $27,447,429) .......................    $ 43,749,720
Short-term obligations ...........................................................       2,400,000
Cash (including foreign currencies) ..............................................          19,156
Dividends and interest receivable ................................................           5,553
Other assets .....................................................................          51,840
                                                                                      ------------
  Total assets ...................................................................      46,226,269
                                                                                      ------------
Liabilities:
Fund shares repurchased ..........................................................          75,273
Other liabilities ................................................................          26,239
                                                                                      ------------
  Total liabilities ..............................................................         101,512
                                                                                      ------------
Net assets .......................................................................    $ 46,124,757
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 39,211,589
 Accumulated overdistributed net investment income ...............................          (2,534)
 Accumulated net realized losses on investments and foreign currency transactions       (9,386,907)
 Net unrealized appreciation on investments and foreign currency transactions ....      16,302,609
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $ 46,124,757
                                                                                      ============
Shares of beneficial interest outstanding ........................................      17,584,209
                                                                                      ============
Net asset value per share ........................................................    $       2.62
                                                                                      ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ........................................................................    $    804,545
Interest .........................................................................          77,985
                                                                                      ------------
  Total investment income (net of nonrebatable foreign taxes withheld at source
   which amounted to $41,034) ....................................................         882,530
                                                                                      ------------
Expenses:
 Management fee ..................................................................         277,720
 Bookkeeping fee .................................................................          27,000
 Transfer agent fee ..............................................................           7,500
 Audit fee .......................................................................          21,703
 Trustees' expense ...............................................................           7,635
 Custodian fee ...................................................................          27,898
 Legal fees ......................................................................           1,082
 Miscellaneous expense ...........................................................           2,942
                                                                                      ------------
  Total expenses .................................................................         373,480
                                                                                      ------------
Net investment income ............................................................         509,050
                                                                                      ------------
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ..............................................      (1,183,535)
 Net realized losses on foreign currency transactions ............................          (2,826)
 Net change in unrealized appreciation/depreciation on investments and
 foreign currency transactions                                                          18,167,999
                                                                                      ------------
Net increase in net assets resulting from operations .............................    $ 17,490,688
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                 Years Ended December 31,
                                                                             ---------------------------------
                                                                                   1999              1998
                                                                             ---------------   ---------------
Operations:
 Net investment income ...................................................    $     509,050     $     463,640
 Net realized losses on investments ......................................       (1,183,535)       (4,917,789)
 Net realized losses on foreign currency transactions ....................           (2,826)         (198,076)
 Net change in unrealized appreciation/depreciation on investments and
  foreign currency transactions ..........................................       18,167,999         2,753,112
                                                                              -------------     -------------
Net increase (decrease) in net assets resulting from operations ..........       17,490,688        (1,899,113)
                                                                              -------------     -------------
Distributions declared from:
 Net investment income ...................................................         (298,594)         (444,100)
                                                                              -------------     -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................       17,247,955        10,873,853
 Cost of fund shares repurchased .........................................      (12,269,355)      (10,253,195)
 Distributions reinvested ................................................          298,594           444,100
                                                                              -------------     -------------
Net increase in net assets resulting from fund share transactions ........        5,277,194         1,064,758
                                                                              -------------     -------------
Total increase (decrease) in net assets ..................................       22,469,288        (1,278,455)
Net assets:
 Beginning of year .......................................................       23,655,469        24,933,924
                                                                              -------------     -------------
 End of year .............................................................    $  46,124,757     $  23,655,469
                                                                              =============     =============
Accumulated overdistributed net investment income included in
 ending net assets .......................................................    $      (2,534)    $    (241,117)
                                                                              =============     =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................        8,254,763        16,203,162
 Shares repurchased ......................................................       (5,851,258)      (15,994,192)
 Distributions reinvested ................................................          118,962           282,866
                                                                              -------------     -------------
Net increase .............................................................        2,522,467           491,836
                                                                              =============     =============


                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

 Organization--Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. LASC has appointed Newport Fund Management ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Newport, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Forward currency contracts--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $7,416,399 and $3,583,864, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $18,084,101
     Gross unrealized depreciation      (1,781,810)
                                       -----------
      Net unrealized appreciation      $16,302,291
                                       -----------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of      Capital loss
 expiration     carryforward
------------   -------------
  2005           $2,436,000
  2006            5,726,000
  2007            1,051,000
                 ----------
                 $9,213,000
                 ----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                                                  Period Ended
                                                                        Years Ended December 31,                  December 31,
                                                        -------------------------------------------------------- -------------
                                                            1999          1998            1997           1996      1995***
                                                        -----------   ------------   -------------   -----------   -------------
Per share operating performance:
Net asset value, beginning of year ..................     $  1.57       $  1.71        $   2.52        $  2.28     $  2.00
                                                           ------       -------        --------         ------       -------
Net investment income (a) ...........................        0.03          0.03            0.03           0.03        0.01
Net realized and unrealized gains (losses)
 on investments .....................................        1.04         (0.14)          (0.81)          0.24        0.29
                                                           ------       -------        --------         ------     -------
Total from investment operations ....................        1.07         (0.11)          (0.78)          0.27        0.30
                                                           ------       -------        --------         ------     -------
Less distributions:
 Dividends from net investment income ...............       (0.02)        (0.03)          (0.02)         (0.02)      (0.01)
 In excess of net investment income .................          --            --           (0.01)            --       (0.01)
 Distributions from net realized gains ..............          --            --              --          (0.01)         --
                                                          -------       -------        --------        -------      ------
Total distributions .................................       (0.02)        (0.03)          (0.03)         (0.03)      (0.02)
                                                          -------       -------        --------        -------      -------
Net asset value, end of year ........................     $  2.62       $  1.57        $   1.71        $  2.52     $  2.28
                                                          =======       =======        ========        =======      =======
Total return:
Total investment return (b) .........................       68.01%        (6.43)%        (31.14)%        11.73%      15.00%**

Ratios/supplemental data:
Net assets, end of year (000's) .....................     $46,125       $23,655        $ 24,934        $34,642     $18,977
Ratio of expenses to average net assets (c) .........        1.21%         1.30%           1.25%          1.27%       1.75%*
Ratio of net investment income to
 average net assets (c) .............................        1.65%         2.16%           1.14%          1.20%       0.89%*
Portfolio turnover ratio ............................          12%           16%             27%             7%         12%**

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of operations May 1, 1995 to December
    31, 1995.
(a) Per share data was calculated using average shares oustanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Global Utilities Fund, Variable Series, seeks current income and long-term growth of capital and income.

Fund Performance (as of December 31, 1999)

Inception date ................................    7/1/93
Assuming reinvestment of all distributions
   12-month total return ......................     28.63%
Net asset value per share on 12/31/99 .........    $17.15
Net asset value per share on 12/31/98 .........    $13.76

Portfolio Managers' Discussion

     Ophelia Barsketis and Deborah A. Jansen, senior vice presidents of Stein Roe & Farnham Incorporated, are portfolio co-managers of Stein Roe Global Utilities Fund, Variable Series.

What was the investment environment over the past year?

     For traditional electric and gas utility companies, it was a difficult period. The telecommunications sector fared better, due to the growth of data communications, the Internet and a healthy economic environment. After several years of turmoil, financial markets in developing economies appreciated significantly, their economies stabilized and gained momentum.

What was the Fund's strategy during the period?

     We maintained our overweight in the telecommunications sector, which had the best opportunity for growth in the utility universe. We also remained invested in telecommunications equipment companies, such as Ericsson (5.1% of net assets), Nokia (4.9% of net assets) and Tellabs (2.5% of net assets). To take advantage of the turnaround in Latin American and Asian markets, we invested in Korea, Mexico and Brazil.

     On the electric utility services side, we have maintained our underweighting due to the uncertainty brought about by deregulation and the introduction of competition. We continue to focus our holdings in the electric services area on high-quality companies like FPL Group (0.8% of net assets) and AES Corp. (3.4% of net assets).

     At year-end, the Fund was invested about 50% in U.S. stocks. The international exposure was primarily in Europe, with UK, Finland and Sweden accounting for the highest weights.

What is your outlook for the period ahead?

     The Fund's global diversification and conservative investment style helps to cushion investors from acute market or regional disruptions.

     In the event of interest rate increases by the Federal Reserve Board, foreign economies will be affected. However, we are least exposed to the most interest-rate sensitive components of the utility universe. Our intentional overweight is in the communications sector, which we believe will continue to exhibit relatively better growth rates.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Stein Roe Global Utilities Fund, Variable Series vs. MSCI World ND Index and S&P Utilities Index

Change in value of a $10,000 investment from 7/01/93--12/31/99

Average Annual Total Returns on December 31, 1999
        Life          1 Year         5 Years
       15.04%         28.63%         23.06%

[LINE CHART PLOT POINTS]

        Stein Roe
     Global Utilities
      Fund, Variable        MSCI World           S&P
          Series                ND             Utilities
$28,000   10000               10000              10000
$26,000   10237               10456              10484
$24,000   10148               10260              10458
$22,000   10010               10541              10439
$20,000    9564                9942               9913
$18,000    9723               10426               9861
$16,000    9562               11111               9925
$14,000    9118               10964               9365
$12,000    8856               10490               9047
$10,000    9048               10812               9274
$ 8,000    8665               10837               9023
           8484               10804               9045
           8786               11007               9349
           8816               11336               9321
           8604               11036               9089
           8715               11347               9160
           8675               10852               9029
           8725               10954               9080
           9252               10787               9787
           9316               10941               9768
           9262               11466               9707
           9456               11863              10070
           9886               11961              10383
           9950               11955              10428
          10026               12551              10696
          10263               12268              10914
          10812               12623              11598
          11059               12421              11844
          11264               12849              11973
          11792               13222              12815
          12016               13459              12983
          11735               13538              12474
          11622               13760              12204
          11533               14081              12350
          11555               14091              12323
          11993               14160              12820
          11555               13657              11991
          11612               13811              12270
          11657               14349              12388
          12106               14446              13004
          12487               15252              13295
          12561               15005              13214
          12842               15184              13279
          13006               15355              13167
          12560               15048              12768
          12655               15537              12554
          13089               16493              13114
          13476               17313              13519
          13700               18107              13813
          13394               16892              13583
          14028               17808              14168
          14216               16867              14291
          15448               17163              15322
          16173               17369              16473
          15901               17850              15796
          16688               19055              16355
          17788               19857              17398
          17761               20047              17048
          17504               19793              16982
          17829               20260              17609
          18156               20223              16714
          15879               17524              17007
          16714               17830              18425
          17439               19439              18101
          17863               20591              18358
          19139               21594              18907
          19862               22065              18033
          19111               21476              17389
          19027               22367              17137
          19904               23246              18633
          20434               22393              19781
          20781               23434              19126
          20351               23361              18893
          19781               23317              19131
          19740               23089              18211
          21076               24285              18480
          21729               24965              17065
          24888               27524              17621

[END PLOT POINTS]

____ Stein Roe Global Utilities Fund, Variable Series    .... S&P Utilities         ---- MSCI World ND


Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                 Country
                                                                 Abbrev.   Shares          Value
                                                                --------- ------------  ------------
COMMON STOCKS--94.0%
Finance, Insurance & Real Estate--4.2%
Real Estate Investment Trusts
Liberty Property Trust ........................................           112,500       $ 2,728,125
Prologis Trust ................................................            95,500         1,838,375
                                                                                        -----------
                                                                                          4,566,500
                                                                                        -----------
Manufacturing--11.5%
Communications Equipment--9.9%
Lucent Technologies, Inc. .....................................            37,600         2,812,950
Nokia Corp ADR ................................................    Fi      28,200         5,358,000
Tellabs, Inc. (a) .............................................            43,000         2,760,062
                                                                                        -----------
                                                                                         10,931,012
                                                                                        -----------
Machinery & Computer Equipment--1.6%
Tyco International Ltd. .......................................            45,000         1,749,375
                                                                                        -----------
Mining & Energy--2.7%
Oil & Gas Field Services
Enron Corp. ...................................................            68,200         3,026,375
                                                                                        -----------
Transportion,Communication, Electric,
   Gas & Sanitary Services--75.6%
Broadcasting--4.2%
Grupo Televisa SA ADR (a)                                          Mx      68,100         4,647,825
                                                                                        -----------
Communications--1.9%
Metromedia Fiber Network,
   Inc., Class A (a) ..........................................            44,100         2,114,044
                                                                                        -----------
Electric, Gas & Sanitary Services--4.8%
American Water Works Co., Inc.                                             67,500         1,434,375
Calpine Corp. (a) .............................................            31,200         1,996,800
Constellation Energy Group                                                 62,000         1,798,000
                                                                                        -----------
                                                                                          5,229,175
                                                                                        -----------
Electric Services--13.0%
AES Corp. (a) .................................................            49,800         3,722,550
CMS Energy Corp. ..............................................            55,800         1,740,262
FPL Group, Inc. ...............................................            20,700           886,219
National Grid Group PLC .......................................    UK     363,700         2,767,395
Pinnacle West Capital Corp.                                                52,400         1,601,475
Scottish Power PLC ADR ........................................    UK      66,900         1,873,200
Sierra Pacific Resources ......................................            49,672           859,947
Texas Utilities Co. ...........................................            25,600           910,400
                                                                                        -----------
                                                                                         14,361,448
                                                                                        -----------

                                                                 Country
                                                                 Abbrev.   Shares          Value
                                                                --------- ------------  ------------
Gas Services--9.4%
Coastal Corp. .................................................            48,400       $ 1,715,175
Columbia Energy Group .........................................            33,450         2,115,713
El Paso Energy Corp. ..........................................            48,200         1,870,762
Kinder Morgan Energy
   Partners, L.P. .............................................            71,500         2,962,781
Williams Companies, Inc. ......................................            53,900         1,647,319
                                                                                        -----------
                                                                                         10,311,750
                                                                                        -----------
Telecommunication--42.3%
AT&T Corp. ....................................................            42,450         2,154,338
COLT Telecom Group
   ADR (a) ....................................................    UK      28,600         5,834,400
Korea Telecom Corp. ADR                                            Kr      45,100         3,371,225
MCI WorldCom, Inc. (a) ........................................            46,800         2,483,325
Portugal Telecom S.A. ADR                                          Pt     102,500         1,114,687
SBC Communications, Inc.,
   Class A ....................................................            51,539         2,512,526
Sonera Group Oyj ..............................................    Fi      79,700         5,458,025
Sprint Corp. ..................................................            46,400         3,123,300
Sprint PCS (a) ................................................            23,400         2,398,500
Telecom Corp. of New
   Zealand ADR ................................................    NZ      76,300         2,937,550
Tele Danmark A/S ADR ..........................................    Dk      87,000         3,284,250
Telefonica de Espana ADR                                           Sp      54,012         4,256,825
Tele Norte Leste
   Participacoes S.A. ADR .....................................    Bz     143,200         3,651,600
Telstra Corp., Ltd. ADR .......................................    Au      37,600         1,024,600
Vodafone AirTouch PLC
   ADR ........................................................    UK      61,100         3,024,450
                                                                                        -----------
                                                                                         46,629,601
                                                                                        -----------
Total Common Stocks
   (cost of $70,616,000) ........................................................       103,567,105
                                                                                        -----------
PREFERRED STOCK--5.1%
Transportation, Communication, Electric, Gas &
   Sanitary Services
Communications Equipment
Ericsson LM, 4.250% ...........................................
(cost of $1,777,256) ..........................................    Sw     288,500         5,589,688
                                                                                        -----------
Total Investments
   (cost of $72,393,256) (b) ....................................................       109,156,793
                                                                                        -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                         Par          Value
                                    ------------- -------------
SHORT-TERM OBLIGATIONS--1.4%
Repurchase agreement with SBC
   Warburg Ltd., dated 12/31/99,
   due 1/3/00 at 2.500%,
   collateralized by U.S. Treasury
   bonds and/or notes with various
   maturities to 2021, market value
   of $1,648,383 (repurchase
   proceeds $1,615,336) .........    $1,615,000      $1,615,000
                                                     ----------

                                                      Value
                                                  --------------
Other Assets & Liabilities, Net--(0.5)%            $   (621,816)
                                                    ------------
Net Assets--100.0% ...................             $110,149,977
                                                    ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $72,410,264.


                       Summary of Securities by Country

                                                                  % of Total
                                     Country                      Securities
Country                              Abbrev.         Value         at Value
---------------------------------   ---------   --------------   -----------
  United States .................                $ 54,963,073         50.4
  United Kingdom ................      UK          13,499,445         12.4
  Finland .......................      Fi          10,816,025          9.9
  Sweden ........................      Sw           5,589,688          5.1
  Mexico ........................      Mx           4,647,825          4.3
  Spain .........................      Sp           4,256,825          3.9
  Brazil ........................      Bz           3,651,600          3.3
  Korea .........................      Kr           3,371,225          3.1
  Denmark .......................      Dk           3,284,250          3.0
  New Zealand ...................      NZ           2,937,550          2.7
  Portugal ......................      Pt           1,114,687          1.0
  Australia .....................      Au           1,024,600          0.9
                                                 ------------        -----
                                                 $109,156,793        100.0
                                                 ============        =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $72,393,256) .......................     $ 109,156,793
Short-term obligations ...........................................................         1,615,000
Dividends, tax reclaims and interest receivable ..................................           277,843
Cash (including foreign currencies) ..............................................               460
Other assets .....................................................................             2,793
                                                                                       -------------
  Total assets ...................................................................       111,052,889
                                                                                       -------------
Liabilities:
Payable for fund shares repurchased ..............................................           855,267
Accrued expenses payable .........................................................            30,250
Management fee payable ...........................................................                62
Other liabilities ................................................................            17,333
                                                                                       -------------
  Total liabilities ..............................................................           902,912
                                                                                       -------------
Net assets .......................................................................     $ 110,149,977
                                                                                       =============
Net assets represented by:
 Paid-in capital .................................................................     $  73,367,420
 Accumulated undistributed net investment income .................................             1,952
 Accumulated net realized losses on investments and foreign currency transactions             19,911
 Net unrealized appreciation on investments and foreign currency transactions ....        36,760,694
                                                                                       -------------
Total net assets applicable to outstanding shares of beneficial interest .........     $ 110,149,977
                                                                                       =============
Shares of beneficial interest outstanding ........................................         6,421,000
                                                                                       =============
Net asset value per share ........................................................     $       17.15
                                                                                       =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends .............................................................................  $ 2,086,814
Interest ..............................................................................      205,732
                                                                                         -----------
  Total investment income (net of nonrebatable foreign taxes withheld at source
   which amounted to $86,772) ....................................................         2,292,546
                                                                                         -----------
Expenses:
 Management fee ..................................................................           554,892
 Bookkeeping fee .................................................................            40,059
 Transfer agent fee ..............................................................             7,500
 Audit fee .......................................................................            25,503
 Printing expense ................................................................             4,223
 Trustees' expense ...............................................................             9,914
 Custodian fee ...................................................................            13,899
 Miscellaneous expense ...........................................................             3,803
                                                                                         -----------
  Total expenses .................................................................           659,793
                                                                                         -----------
Net investment income ............................................................         1,632,753
Realized and unrealized gains (losses) on investments and foreign currencies:
 Net realized gains on investments ...............................................         2,747,822
 Net realized losses on foreign currency transactions ............................          (80,192)
 Net change in unrealized appreciation/depreciation on investments and foreign
  currencies transactions ........................................................        19,787,517
                                                                                         -----------
Net increase in net assets resulting from operations .............................       $24,087,900
                                                                                         ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                   1999               1998
                                                                             ----------------   ---------------
Operations:
 Net investment income ...................................................    $   1,632,753      $   1,141,996
 Net realized gains (losses) on investments ..............................        2,747,822           (944,622)
 Net realized losses on foreign currency transactions ....................          (80,192)           (81,907)
 Net change in unrealized appreciation/depreciation on investments
  and foreign currency transactions ......................................       19,787,517         10,344,797
                                                                              -------------      -------------
Net increase in net assets resulting from operations .....................       24,087,900         10,460,264
                                                                              -------------      -------------
Distributions declared from:
 Net investment income ...................................................       (1,427,277)        (1,093,286)
 In excess of net investment income ......................................               --            (27,116)
 Net realized gains ......................................................       (1,796,627)          (526,699)
                                                                              -------------      -------------
Total distributions ......................................................       (3,223,904)        (1,647,101)
                                                                              -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................       27,129,354         27,814,816
 Cost of fund shares repurchased .........................................      (12,253,422)       (21,691,948)
 Distributions reinvested ................................................        3,223,904          1,647,101
                                                                              -------------      -------------
Net increase in net assets resulting from fund share transactions ........       18,099,836          7,769,969
                                                                              -------------      -------------
Total increase in net assets .............................................       38,963,832         16,583,132
Net assets:
 Beginning of year .......................................................       71,186,145         54,603,013
                                                                              -------------      -------------
 End of year .............................................................    $ 110,149,977      $  71,186,145
                                                                              =============      =============
Accumulated undistributed (overdistributed) net investment income
 included in ending net assets ...........................................    $       1,952      $    (103,918)
                                                                              =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................        1,873,661          2,124,940
 Shares repurchased ......................................................         (827,630)        (1,654,612)
 Distributions reinvested ................................................          200,616            124,015
                                                                              -------------      -------------
Net increase .............................................................        1,246,647            594,343
                                                                              =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies.

 Organization--Stein Roe Global Utilities, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on the ex-date. The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory fees--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

 Bookkeeping fee--Colonial provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $ 59,635,125 and $ 42,992,382, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $40,337,698
     Gross unrealized depreciation      (3,591,169)
                                       -----------
      Net unrealized appreciation      $36,746,529
                                       -----------

 Other--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                              --------------------------------------------------------------------------------
                                                  1999           1998             1997             1996             1995
                                              ------------ ---------------- ---------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of year ..........   $  13.76      $  11.92         $  10.70         $  10.50         $   8.11
                                                 -------      --------         --------         --------         --------
Net investment income (a) ...................       0.28          0.24             0.46             0.46             0.46
Net realized and unrealized gains (losses)
 on investments .............................       3.63          1.93             2.62             0.23             2.39
                                                 -------      --------         --------         --------         --------
Total from investment operations ............       3.91          2.17             3.08             0.69             2.85
                                                 -------      --------         --------         --------         --------
Less distributions:
 Dividends from net investment income .......      (0.23)        (0.21)           (0.48)           (0.49)           (0.46)
 In excess of net investment income .........         --         (0.01)              --               --               --
 Dividends from net realized gains
  on investments ............................      (0.29)        (0.11)           (1.38)              --               --
                                                --------      --------         --------         --------         --------
Total distributions .........................      (0.52)        (0.33)           (1.86)           (0.49)           (0.46)
                                                --------      --------         --------         --------         --------
Net asset value, end of year ................   $  17.15      $  13.76         $  11.92         $  10.70         $  10.50
                                                ========      ========         ========         ========         ========
Total return:
Total investment return(b) ..................      28.63%        18.33%           28.75%            6.53%           35.15%
Ratios/supplemental data:
Net assets, end of year (000's) .............   $110,150      $ 71,186         $ 54,603         $ 47,907         $ 51,597
Ratio of expenses to average net assets .....       0.77%         0.82%(c)         0.83%(c)         0.81%(c)         0.83%(c)
Ratio of net investment income to average
 net assets .................................       1.91%         1.90%(c)         3.96%(c)         4.36%(c)         4.98%(c)
Portfolio turnover ratio ....................         52%           53%              89%              14%              18%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

100% of the gain distribution was derived from long-term gains.

For the fiscal year ended December 31, 1999, the Fund earned $1,825,616 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Stein Roe Global Utilities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Global Utilities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

                       Liberty Variable Investment Trust

                                    Manager
                        Liberty Advisory Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                            Sub-Investment Advisors
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2365

                           Stein Roe & Farnham, Inc.
                             One South Wacker Drive
                            Chicago, Illinois 60606

                            Newport Fund Management
                             580 California Street
                                   Suite 1960
                        San Francisco, California 94104

                        Liberty Asset Management Company
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02110

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                               245 Summer Street
                        Boston, Massachusetts 02111-2365

                                  Distributors
                        Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                        Liberty Funds Distributor, Inc.
                              One Financial Center
                                Boston, MA 02111

                                Client Services
                         Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                   Custodian
                            The Chase Manhattan Bank
                                270 Park Avenue
                         New York, New York 10017-2070

                                 Legal Counsel
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                                  The Trustees
                                 Tom Bleasdale
                                 John Carberry
                                Lora S. Collins
                               James E. Grinnell
                                Richard W. Lowry
                                Salvatore Macera
                                William E. Mayer
                              James L. Moody, Jr.
                               John J. Neuhauser
                               Thomas E. Stitzel
                               Robert L. Sullivan
                               Anne-Lee Verville


This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by a participating insurance company.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Balanced Fund, Variable Series, seeks high total investment return, consistent with reasonable investment risk, by investing primarily in a diversified portfolio of common stocks, bonds and cash.

Fund Performance (as of December 31, 1999)

Inception date ................................   1/1/89
Assuming reinvestment of all distributions
   12-month total return ......................    12.53%
Net asset value per share on 12/31/99 .........   $17.80
Net asset value per share on 12/31/98 .........   $17.14

Portfolio Manager's Discussion

     Harvey B. Hirschhorn, executive vice president of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Balanced Fund, Variable Series.

What was the investment environment over the past year?

     The year began with continuing domestic economic expansion, rising corporate earnings, low interest rates and no inflation. In the second quarter, however, investors became concerned about earnings, and sentiments shifted from large growth companies to small-company, value and cyclical businesses. From July through October, stock markets experienced a material sell-off. Volatility reigned for the remainder of the year, with large company stocks and the major indices rebounding to record levels. The technology sector set the investment pace, and international markets began to revive. The Federal Reserve raised short-term interest rates in three one-quarter point moves which battered bond markets.

What was the Fund's strategy during the period?

     Since our report on June 30, we made some shifts in asset allocation. With concerns about corporate earnings, we focused on those companies in which we had the highest confidence. We sold some equity positions to achieve a higher cash position in a volatile market. We reduced our fixed-income position in anticipation of a more difficult environment for bonds. At year-end, the Fund's asset mix was approximately 55% stocks, 31% bonds, and 14% cash.

     On the equity side, we maintained a strong representation in technology stocks with heavy exposure in telecommunications. Some of the best performers were Oracle (1.7% of net assets), Sun Micro (1.4% of net assets), EMC (1.0% of net assets), and Sprint PCS (0.5% of net assets). We sold or reduced underperforming financial holdings, particularly bank stocks such as Bank One, as well as Pfizer in the health care industry. We also diversified into mid-cap stocks such as Safeway (0.7% of net assets). The Fund continues to hold real estate investment trusts which have underperformed but provide an income stream. Internationally, we sold some Canadian and European stocks and bought into several Japanese companies as government policies improved.

What is your outlook for the period ahead?

     We expect a more difficult investing climate in 2000, with equity securities so fully valued. Short-term interest rates will probably rise further, and the markets will become increasingly concerned about inflation. In a riskier environment, the Fund plans to maintain its overweighted cash position. The economy should continue to perform well, with inflation contained and long-term interest rates moderating somewhat in the second half of the year.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The Fund's manager currently limits expenses to 0.75% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. The Lipper variable annuity flexible portfolio fund category contained 64, 26 and 12 funds for the 1-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 8.99%, 16.08% and 11.79%, respectively.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Stein Roe Balanced Fund, Variable Series vs. Lipper Variable Annuity Balanced Fund Average, S&P 500 Index and Lehman Brothers Government/Corporate Bond Index

Growth of a $10,000 Investment December 31, 1989 to December 31, 1999

Average Annual Total Returns on December 31, 1999
        1 Year       5 Years       10 Years
       12.53%         16.50%        11.99%

[LINE CHART PLOT POINTS]

                                                        Lipper          Lehman
                     Stein Roe                         Variable        Brothers
                    Balanced Fund,                      Annuity       Government/
                      Variable        S&P 500          Balanced        Corporate
                      Series           Index         Fund Average      Bond Index
$60,000   12/89        10000            10000            10000            10000
$50,000   12/90         9931             9689            10165            10828
$40,000   12/91        12705            12634            12402            12575
$30,000   12/92        13660            13596            13228            13528
$20,000   12/93        14929            14964            14668            15020
$10,000   12/94        14453            15160            14296            14493
$     0   12/95        18128            20849            17742            17281
          12/96        20962            25634            20000            17782
          12/97        24487            34183            23823            19518
          12/98        27558            43959            27310            21366
          12/99        31024            53218            29667            20909

[END PLOT POINTS]


____ Stein Roe Balanced Fund, Variable Series    .... S&P 500 Index

---- Lipper Variable Annuity Balanced Fund Average

- - - - Lehman Brothers Government/Corporate Bond Index


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 12/31/89. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund; it is not avaiable for direct investment. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Performance numbers reflect all Fund expenses net of any voluntary waiver of expenses by the Manager, but do not include any insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance included the effect of these additional amounts, it would be lower. It is not possible to invest directly in an index. Source:
Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                   Country
                                   Abbrev.     Shares       Value
                                  --------- ------------ ---------------
COMMON STOCKS--55.5%
Finance, Insurance & Real Estate--9.6%
Depository Institutions--2.5%
BankAmerica Corp. ...............               42,001   $  2,107,905
Bayerische
   HypoVereinsbank ..............     G         18,400      1,255,442
Royal Bank of Scotland
   Group PLC ....................     UK       153,308      2,714,453
Standard and Poor's Mid-Cap
   400 Depositary Receipts ......               50,000      4,056,250
The Bank of Tokyo-
   Mitsubishi Ltd. ADR ..........     Ja        50,000        696,875
                                                         ------------
                                                           10,830,925
                                                         ------------
Financial Services--0.3%
The Goldman Sachs Group,
   Inc. .........................               12,400      1,167,925
                                                         ------------
Insurance Carriers--2.8%
American International
   Group, Inc. ..................               44,000      4,757,500
Citigroup, Inc. .................              112,250      6,236,891
Tokio Marine & Fire
   Insurance Co., Ltd. ..........     Ja        90,000      1,052,039
                                                         ------------
                                                           12,046,430
                                                         ------------
Investment Companies--1.9%
Standard and Poor's
   Depositary Receipts ..........               38,000      5,581,250
World Equity Benchmark
   Shares--Japan ................              140,000      2,283,750
                                                         ------------
                                                            7,865,000
                                                         ------------
Nondepository Credit Institution--1.3%
Capital One Financial Corp. .....               39,000      1,879,313
Fannie Mae ......................               19,000      1,186,313
Freddie Mac .....................               50,000      2,353,125
                                                         ------------
                                                            5,418,751
                                                         ------------
Real Estate Investment Trusts--0.8%
Equity Residential Properties
   Trust ........................               44,000      1,878,250
Reckson Associates Realty
   Corp. ........................               81,800      1,676,900
                                                         ------------
                                                            3,555,150
                                                         ------------
Manufacturing--23.7%
Chemicals & Allied Products--4.1%
Alza Corp. (a) ..................               26,000        900,250
American Home Products
   Corp. ........................               55,000      2,169,063
Bristol-Myers Squibb Co. ........               66,000      4,236,375
E.I. DuPont de Nemours &
   Co. ..........................               33,848      2,229,737
Elan Corp. PLC ADR (a) ..........     Ir        64,000      1,888,000
Eli Lilly & Co. .................               35,000      2,327,500

                                   Country
                                   Abbrev.     Shares       Value
                                  --------- ------------ ---------------
Procter & Gamble Co. ............               32,000   $  3,506,000
                                                         ------------
                                                           17,256,925
                                                         ------------
Communications Equipment--2.7%
Lucent Technologies, Inc. .......               56,000      4,189,500
Motorola, Inc. ..................               35,000      5,153,750
Tellabs, Inc. ...................               34,000      2,182,375
                                                         ------------
                                                           11,525,625
                                                         ------------
Electrical Industrial Equipment--2.7%
Emerson Electric Co. ............               32,000      1,836,000
General Electric Co. ............               61,000      9,439,750
                                                         ------------
                                                           11,275,750
                                                         ------------
Electronic Components--1.2%
Intel Corp. .....................               63,000      5,185,688
                                                         ------------
Food & Kindred Products--1.1%
PepsiCo, Inc. ...................               73,000      2,573,250
Philip Morris Companies, Inc.                   55,000      1,275,313
Sara Lee Corp. ..................               40,000        882,500
                                                         ------------
                                                            4,731,063
                                                         ------------
Lumber & Wood Products--0.2%
Georgia Pacific Corp. ...........               17,000        862,750
                                                         ------------
Machinery & Computer Equipment--
   7.1%
Caterpillar, Inc. ...............               17,000        800,063
Cisco Systems, Inc. (a) .........               91,000      9,748,375
EMC Corp. (a) ...................               39,000      4,260,750
Fujitsu Ltd. ....................     Ja        35,000      1,595,421
International Business
   Machines Corp. ...............               39,000      4,212,000
Sun Microsystems, Inc. (a) ......               76,000      5,885,250
Tyco International Ltd. .........               96,072      3,734,799
                                                         ------------
                                                           30,236,658
                                                         ------------
Measuring & Analyzing Instruments--1.2%
Agilent Technologies, Inc. (a)                  54,000      4,174,875
Medtronic, Inc. .................               30,000      1,093,125
                                                         ------------
                                                            5,268,000
                                                         ------------
Petroleum Refining--2.4%
BP Amoco PLC ADR ................     UK        62,496      3,706,794
Exxon Mobil Corp. ...............               80,086      6,451,928
                                                         ------------
                                                           10,158,722
                                                         ------------
Primary Metal--0.5%
Alcoa, Inc. .....................               24,000      1,992,000
                                                         ------------
Transportation Equipment--0.5%
Ford Motor Co. ..................               42,000      2,244,375
                                                         ------------
Mining & Energy--1.9%
Crude Petroleum & Natural Gas--0.4%
Conoco, Inc., Class B ...........               71,249      1,772,307
                                                         ------------
Gold & Silver Mining--0.2%
Barrick Gold Corp. ..............     Ca        50,000        884,375
                                                         ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                   Country
                                   Abbrev.     Shares       Value
                                  --------- ------------ ---------------
Oil & Gas Extraction--0.1%
Transocean Sedco Forex,
   Inc. .........................                6,389   $    215,223
                                                         ------------
Oil & Gas Field Services--1.2%
Enron Corp. .....................               72,000      3,195,000
Schlumberger Ltd. ...............               33,000      1,856,250
                                                         ------------
                                                            5,051,250
                                                         ------------
Retail Trade--5.2%
Apparel & Accessory Stores--0.5%
Kohl's Corp. (a) ................               27,000      1,949,063
                                                         ------------
Building, Hardware & Garden Supplies--1.5%
Home Depot, Inc. ................               91,500      6,273,469
                                                         ------------
Food Stores--0.7%
Safeway, Inc. (a) ...............               80,000      2,845,000
                                                         ------------
General Merchandise Stores--1.8%
Wal-Mart Stores, Inc. ...........              110,000      7,603,750
                                                         ------------
Restaurants--0.7%
McDonald's Corp. ................               69,000      2,781,563
                                                         ------------
Services--5.8%
Business Services--0.6%
Concord EFS, Inc. ...............               76,000      1,957,000
Young & Rubicam, Inc. ...........               10,000        707,500
                                                         ------------
                                                            2,664,500
                                                         ------------
Computer Related Services--0.9%
IMS Health, Inc. ................               89,000      2,419,688
Teradyne, Inc. (a) ..............               23,000      1,518,000
                                                         ------------
                                                            3,937,688
                                                         ------------
Computer Software--4.3%
Microsoft Corp. (a) .............               94,000     10,974,500
Oracle Corp. (a) ................               66,000      7,396,125
                                                         ------------
                                                           18,370,625
                                                         ------------
Transportation, Communication, Electric,
   Gas & Sanitation Services--9.3%
Broadcasting--0.8%
Clear Channel
   Communications, Inc. (a) .....               36,000      3,213,000
                                                         ------------
Communications--0.4%
Infonet Services Corp., Class
   B (a) ........................               68,000      1,785,000
                                                         ------------
Electric Services--0.8%
AES Corp. (a) ...................               28,000      2,093,000
Endesa SA ADR ...................     Sp        74,000      1,493,875
                                                         ------------
                                                            3,586,875
                                                         ------------
Gas Services--0.5%
Kinder Morgan Energy
   Partners L.P. ................               50,000      2,071,875
                                                         ------------
Telecommunication--6.8%
AT&T Corp. ......................               59,630      3,026,235
Bell Atlantic Corp. .............               46,000      2,831,875

                                   Country
                                   Abbrev.     Shares         Value
                                  --------- ------------ ---------------
Charter Communications,
   Inc. (a) .....................              135,000   $  2,953,125
Comcast Corp., Special
   Class A ......................               81,000      4,070,250
MCI WorldCom, Inc. (a) ..........               90,000      4,775,625
Nippon Telegraph &
   Telephone Corp. ..............     Ja            62      1,061,332
Nippon Telegraph &
   Telephone Corp., ADR .........     Ja           700         60,288
SBC Communications, Inc.,
   Class A ......................               68,432      3,336,060
Sprint Corp. (PCS Group) (a)                    21,000      2,152,500
Vodafone AirTouch ADR ...........     UK        71,000      3,514,500
Williams Communications
   Group, Inc. (a) ..............               48,200      1,394,788
                                                         ------------
                                                           29,176,578
                                                         ------------
Total Common Stocks
   (cost of $145,338,046) ............................    235,803,878
                                                         ------------

                                               Par
                                            -----------
GOVERNMENT OBLIGATIONS--20.7%
US Government Agencies--6.7%
Collateralized Mortgage
   Obligations
American Mortgage Trust
   Series 1993-3 Class 3B
   8.190% 9/27/22 ...........               $1,125,071      1,094,007
                                                            ---------
FHLMC Gold:
   6.500% 12/1/10 ...........                4,915,532      4,768,067
   12.000% 7/1/20 ...........                  649,566        724,266
   6.500% 3/1/26 ............               10,278,993      9,691,138
   7.000% 7/1/28 ............                2,160,021      2,090,490
                                                            ---------
                                                           17,273,961
                                                           ----------
FNMA Medium-Term Note
   5.125% 2/13/04 ...........                3,252,000      3,057,400
                                                           ----------
GNMA:
   6.000% 12/15/28 ..........                4,526,771      4,116,510
   8.000% 3/15/26 ...........                2,566,056      2,607,369
                                                           ----------
                                                            6,723,879
                                                           ----------
GNMA--Adjustable Rate
   6.625% 7/20/25 ...........                  355,189        358,407
                                                           ----------
US Government Bonds--14.0%
U.S. Treasury Bonds:
   7.250% 5/15/16 (b) .......                5,500,000      5,749,205
   7.625% 2/15/25 ...........                3,750,000      4,156,050
   7.875% 2/15/21 ...........                5,250,000      5,868,503
U.S. Treasury Notes:
   5.000% 2/28/01 ...........                4,700,000      4,639,793
   5.750% 8/15/03 ...........               10,500,000     10,285,065
   6.250% 2/15/03 ...........                5,250,000      5,234,408
   6.375% 5/15/00 ...........                  900,000        902,106
   6.500% 8/15/05 ...........                4,000,000      4,000,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                             Country
                                             Abbrev.        Par               Value
                                            ---------   --------------   -----------------
   6.500% 10/15/06 ........................              8,100,000          8,078,454
   6.625% 5/15/07 .........................              3,200,000          3,212,512
   7.875% 8/15/01 .........................                500,000            512,500
   7.875% 2/15/21 (b) .....................              6,500,000          6,872,710
                                                                            ---------
                                                                           59,511,306
                                                                           ----------
Total Government Obligations
   (cost of $90,568,562) ...........................................       88,018,960
                                                                           ----------
CORPORATE BONDS, FIXED--9.4%
Finance, Insurance & Real Estate--5.1%
Depository Institutions--1.5%
Deutsche Ausgleichsbank, ..................
7.000% 9/24/01 ............................     G        2,250,000          2,244,735
Den Danske Bank, 6.550%
   9/15/03 (c) ............................     De       2,250,000          2,181,533
First Chicago NBD Corp.,
   6.130% 2/15/06 .........................              2,250,000          2,095,200
                                                                           ----------
                                                                            6,521,468
                                                                           ----------
Insurance Carriers--0.5%
Prudential Insurance Co. of
   America, 7.650% 7/1/07 (c)                            2,500,000          2,479,800
                                                                           ----------
Nondepository Credit Institutions--3.1%
Associates Corp. of North
   America:
 6.950% 11/1/18 ...........................              2,350,000          2,166,324
 7.500% 4/15/02 ...........................              4,000,000          4,039,760
Household Finance Corp.,
   5.875% 11/1/02 .........................              2,500,000          2,415,475
National Rural Utilities,
   5.000% 10/1/02 .........................              2,750,000          2,610,988
Transamerica Finance
   Corp., 6.125% 11/1/01 ..................              2,000,000          1,965,900
                                                                           ----------
                                                                           13,198,447
                                                                           ----------
Manufacturing--2.3%
Chemicals & Allied Products--1.2%
BOC Group, 5.875% 1/29/01                                2,750,000          2,729,953
Hanson Overseas, 6.750%
   9/15/05 ................................              2,500,000          2,393,500
                                                                           ----------
                                                                            5,123,453
                                                                           ----------
Miscellaneous Manufacturing--0.4%
Raytheon Co., 6.750%
   8/15/07 ................................              1,750,000          1,632,120
                                                                           ----------
Petroleum Refining--0.7%
USX Corp., 6.850% 3/1/08 ..................              3,000,000          2,822,340
                                                                           ----------
Mining & Energy--0.5%
Oil & Gas Field Services
Baker Hughes, Inc., 6.250%
   1/15/09 ................................              2,500,000          2,266,500
                                                                           ----------

                                             Country
                                             Abbrev.        Par              Value
                                            ---------   --------------   -----------------
Retail Trade--0.3%
Food Stores
Safeway, Inc., 5.750%
   11/15/00 ...............................              1,500,000          1,485,960
                                                                           ----------
Services--0.4%
Business Services
FDX Corp., Series A1,
   7.525% 9/23/06 .........................              1,575,000          1,554,399
                                                                           ----------
Transportation, Communications, Electrical,
   Gas & Sanitation Services--0.8%
Air Transportation--0.2%
United Airlines, Inc., Pass-
   Through Certificates,
   Series A1, 9.200% 3/22/08                               620,538            650,317
                                                                           ----------
Communications--0.6%
U.S. West Capital Funding,
   Inc., 6.250% 7/15/05 ...................              2,500,000          2,351,350
                                                                           ----------
Total Corporate Bonds, Fixed
   (cost of $41,689,146) .........................................         40,086,154
                                                                           ----------
Asset Backed Securities--0.4%
Green Tree Home
   Improvement Loan Trust,
   Series 1994-A, Class A,
   7.050% 3/15/14 .........................                322,908            318,721
LB Commercial Conduit
   Mortgage Trust, Series
   1998-C4, Class A1B,
   6.210% 10/15/08 ........................              1,250,000          1,143,750
                                                                           ----------
Total Asset Backed Securities
   (cost of $1,581,523) ..........................................          1,462,471
                                                                           ----------
Total Investments--86.0%
   (cost of $279,177,277) (d) ....................................        365,371,463
                                                                          -----------
SHORT-TERM OBLIGATIONS--13.4%
Commercial Paper
Associates First Capital,
   4.000% 1/3/00 (e) ......................             20,645,000         20,640,413
BMW US Capital, 5.000%
   1/5/00 (e) .............................             20,000,000         19,986,444
Marriott International,
   5.000% 1/5/00 (e) ......................             10,000,000          9,982,000
Merrill Lynch & Co., 6.310%
   1/19/00 (e) ............................              6,500,000          6,481,735
                                                                          -----------
Total Short-Term Obligations
   (cost of $57,089,930) .........................................         57,090,592
                                                                          -----------
Other Assets & Liabilities, Net--0.6% ............................          2,543,260
                                                                          -----------
Net Assets--100.0% ...............................................       $425,005,315
                                                                         ============


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Notes to Investment Portfolio:
(a) Non-income producing.
(b) These securities, or a portion thereof, with a total market value of $8,111,107 are being used to collateralize the open futures contracts.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $4,661,333 or 1.1% of net assets.
(d) Cost for federal income tax purposes is $279,164,013.
(e) Rate represents yield at date of purchase.

  Long futures contracts open at December 31, 1999:

                                                          Unrealized
                                          Expiration     appreciation
Type                        Contracts        Month       at 12/31/99
------------------------   -----------   ------------   -------------
  S&P Midcap 400 Index         30            March        $101,250

                       Summary of Securities by Country

                                     Country
Country                              Abbrev.         Value         % of Total
---------------------------------   ---------   ---------------   -----------
  United States .................                $341,021,801          93.4
  United Kingdom ................       UK          9,935,747           2.7
  Japan .........................       Ja          4,465,955           1.2
  Germany .......................       G           3,500,177           1.0
  Denmark .......................       De          2,181,533           0.6
  Ireland .......................       Ir          1,888,000           0.5
  Spain .........................       Sp          1,493,875           0.4
  Canada ........................       Ca            884,375           0.2
                                                 ------------         -----
                                                 $365,371,463         100.0
                                                 ============         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $279,177,277) ..............................     $ 365,371,463
Short-term obligations (identified cost $57,089,930) .....................................        57,090,592
Dividends, tax reclaims and interest receivable ..........................................         2,565,845
Receivable for investments sold ..........................................................           458,096
Receivable for fund shares sold ..........................................................           281,874
Receivable for futures margin ............................................................            45,000
Cash .....................................................................................             9,095
Other assets .............................................................................            29,910
                                                                                               -------------
  Total assets ...........................................................................       425,851,875
                                                                                               -------------
Liabilities:
Payable for fund shares repurchased ......................................................           753,787
Accrued expenses payable .................................................................            64,166
Other liabilities ........................................................................            28,607
                                                                                               -------------
  Total liabilities ......................................................................           846,560
                                                                                               -------------
Net assets ...............................................................................     $ 425,005,315
                                                                                               =============
Net assets represented by:
 Paid-in capital .........................................................................     $ 308,931,863
 Accumulated undistributed net investment income .........................................        11,118,947
 Accumulated net realized gains on investments, foreign currencies .......................        18,659,063
 Net unrealized appreciation on investments, foreign currencies and futures transactions .        86,295,442
                                                                                               -------------
Total net assets applicable to outstanding shares of beneficial interest .................     $ 425,005,315
                                                                                               =============
Shares of beneficial interest outstanding ................................................        23,870,772
                                                                                               =============
Net asset value per share ................................................................     $       17.80
                                                                                               =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest .................................................................................       $10,840,073
Dividends ................................................................................         2,607,609
                                                                                                 -----------
  Total investment income (net of nonrebatable foreign taxes withheld at source which
   amounts to $34,310)....................................................................        13,447,682
                                                                                                 -----------
Expenses:
 Management fee ..........................................................................         1,749,012
 Administrative fee ......................................................................           588,899
 Bookkeeping fee .........................................................................            33,508
 Transfer agent fee ......................................................................             7,500
 Audit fee ...............................................................................            11,675
 Trustees' expense .......................................................................            17,150
 Custodian fee ...........................................................................            18,480
 Printing expense ........................................................................            22,830
 Legal fee ...............................................................................             3,823
 Miscellaneous expense, net ..............................................................           (37,385)
                                                                                                 -----------
  Total expenses .........................................................................         2,415,492
                                                                                                 -----------
Net investment income ....................................................................        11,032,190
Realized and unrealized gains (losses) on investments, foreign currency and futures transactions:
 Net realized gains on investments .......................................................        18,987,918
 Net realized losses on foreign currency transactions ....................................           (10,515)
 Net change in unrealized appreciation/depreciation on investments, foreign currency and
 futures transactions ....................................................................        17,043,558
                                                                                                 -----------
Net increase in net assets resulting from operations .....................................       $47,053,151
                                                                                                 ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
                                                                                      -------------------------------------
                                                                                             1999                1998
                                                                                      -----------------   -----------------
Operations:
 Net investment income ............................................................     $  11,032,190       $  10,014,265
 Net realized gains on investments and foreign currency transactions ..............        18,977,403          18,597,075
 Net change in unrealized appreciation/depreciation on investments, foreign
  currency and futures transactions ...............................................        17,043,558          11,666,861
                                                                                        -------------       -------------
Net increase in net assets resulting from operations ..............................        47,053,151          40,278,201
                                                                                        -------------       -------------
Distributions declared from:
 Net investment income ............................................................       (10,014,113)         (9,760,000)
 Net realized gains ...............................................................       (19,118,867)        (21,501,000)
                                                                                        -------------       -------------
Total distributions ...............................................................       (29,132,980)        (31,261,000)
                                                                                        -------------       -------------
Fund share transactions:
 Proceeds from fund shares sold ...................................................        89,107,591          56,464,510
 Cost of fund shares repurchased ..................................................       (72,978,559)        (59,952,201)
 Distributions reinvested .........................................................        29,132,980          31,261,000
                                                                                        -------------       -------------
Net increase in net assets resulting from fund share transactions .................        45,262,012          27,773,309
                                                                                        -------------       -------------
Total increase in net assets ......................................................        63,182,183          36,790,510
Net assets:
 Beginning of year ................................................................       361,823,132         325,032,622
                                                                                        -------------       -------------
 End of year ......................................................................     $ 425,005,315       $ 361,823,132
                                                                                        =============       =============
Accumulated undistributed net investment income included in ending net assets .....     $  11,118,947       $  10,111,932
                                                                                        =============       =============
Analysis of changes in shares of beneficial interest:
 Shares sold ......................................................................         5,348,548           3,429,829
 Shares repurchased ...............................................................        (4,382,402)         (3,644,905)
 Distributions reinvested .........................................................         1,796,115           1,989,880
                                                                                        -------------       -------------
Net increase ......................................................................         2,762,261           1,774,804
                                                                                        =============       =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return by investing in equity and debt securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Administrative fees-- The Manager receives a monthly fee equal to 0.45% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for $25,000 annually 0.0025% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.75% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.75% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $148,968,168 and $161,047,232, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $93,445,693
     Gross unrealized depreciation      (7,238,243)
                                       -----------
      Net unrealized appreciation      $86,207,450
                                       -----------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or
(3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Change in Independent Accountants--Based on the recommendation of the Audit Committee of SteinRoe Variable Investment Trust, on August 3, 1999 the Board of Trustees determined not to retain KPMG LLP as the Fund's independent accountant and voted to appoint PricewaterhouseCoopers LLP as independent accountants for the year ended December 31, 1999. During the two most recent fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion, nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years or through August 3, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                    --------------------------------------------------------------------
                                                           1999           1998         1997         1996         1995
                                                    ----------------- ------------ ------------ ------------ -----------
Per share operating performance:
Net asset value, beginning of year...............      $   17.14        $  16.81      $ 16.28      $ 14.08     $ 12.18
                                                       ---------         -------      -------      -------     --------
Net investment income (a)........................           0.28            0.48         0.53         0.57        0.48
Net realized and unrealized gains on
 investments.....................................           1.74            1.48         1.96         1.63        2.61
                                                       ---------         -------      -------      -------     --------
Total from investment operations.................           2.02            1.96         2.49         2.20        3.09
                                                       ---------         -------      -------      -------     --------
Less distributions:
 From net investment income......................         ( 0.47)          (0.51)       (0.56)          --       (0.48)
 From net realized gains.........................         ( 0.89)          (1.12)       (1.40)          --       (0.71)
                                                       ---------        --------     --------     --------    --------
Total distributions..............................         ( 1.36)          (1.63)       (1.96)          --       (1.19)
                                                       ---------        --------     --------     --------    --------
Net asset value, end of year.....................      $   17.80        $  17.14      $ 16.81      $ 16.28     $ 14.08
                                                       =========        ========     ========     ========    ========
Total return:
Total investment return (b)......................          12.53%          12.54%       16.82%       15.63%      25.43%

Ratios/supplemental data:
Net assets, end of year (000's)..................      $ 425,005        $361,823     $325,033     $299,184    $277,014
Ratio of expenses to average net assets (c)......           0.63%(d)        0.65%        0.66%        0.67%       0.66%
Ratio of net investment income to average
 net assets (c)..................................           2.60%(d)        3.00%        3.18%        3.68%       3.12%
Portfolio turnover ratio.........................             43%             61%          44%          76%         66%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of 2 basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

For the fiscal year ended December 31, 1999, the Fund earned $16,888,470 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Balanced Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis in the technology, financial services, health care and global franchise sectors.

Fund Performance (as of December 31, 1999)

Inception date ................................   1/1/89
Assuming reinvestment of all distributions
   12-month total return ......................    36.94%
Net asset value per share on 12/31/99 .........   $57.93
Net asset value per share on 12/31/98 .........   $43.53

Portfolio Manager's Discussion

     Erik P. Gustafson, senior vice president of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Growth Stock Fund, Variable Series.

What was the investment environment over the past year?

     1999 was a phenomenal year in which many business leaders outperformed their markets dramatically. It was an outstanding environment for growth stocks, particularly during the second half: relatively stable interest rates, coupled with strong earnings growth in the industries that we emphasized. Our performance was driven by technology holdings which benefited from the U.S. economy's transformation from an industrial to an information base.

     Holdings that did not perform as well were health care stocks which suffered from regulatory concerns and consumer non-durable products which were hurt by international markets and rising interest rates.

What was the Fund's strategy during the period?

     We focused on companies that facilitate the technology of information transfer. In the information age, data becomes a key commodity. We owned companies that build the data infrastructure: Cisco Systems (7.3% of net assets), Motorola (3.6% of net assets), Texas Instruments (2.6% of net assets). We owned others that carry the data, such as MCI WorldCom (3.6% of net assets). And we owned those that store data, notably EMC (4.7% of net assets).

     Media companies that support internet marketing also performed well. We held Comcast (2.5% of net assets), a large cable company, and Omnicom Group (2.5% of net assets), a large advertising agency.

What is your outlook for the period ahead?

     We think the year 2000 will also be another good year for stock investing. We remain committed to owning the best businesses we can find and concentrating on the most productive industries. And we believe that rising interest rates may subside later in the year, supporting stock markets in general and growth stocks in particular.

     Semiconductors appear to be entering a new product cycle of growth. As examples, we own Texas Instruments (2.6% of net assets) and LSI Logic (1.7% of net assets). Wireless communications should continue its explosive growth, particularly in the United States which lags some foreign markets. We own Nokia (2.4% of net assets), and Ericsson (2.4% of net assets), in addition to MCI WorldCom (3.6% of net assets). And if interest rate pressures subside in the future, we believe financial services stocks, such as Citigroup (4.1% of net assets), and American International Group (3.3% of net assets), should show improved performance.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the Fund's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The Fund's manager currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. This variable annuity growth fund category contained 189, 92 and 41 funds for the 1-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 32.26%, 26.55% and 17.82%, respectively.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Stein Roe Growth Stock Fund, Variable Series vs. Lipper Variable Annuity Growth
                         Fund Average and S&P 500 Index

Growth of a $10,000 Investment December 31, 1989 to December 31, 1999

Average Annual Total Returns on December 31, 1999
        1 Year       5 Years       10 Years
       36.94%         31.08%        19.43%

[LINE CHART PLOT POINTS]

                     Stein Roe
                    Growth Stock                    Lipper Variable
                   Fund, Variable      S&P 500       Annuity Growth
                      Series            Index         Fund Average
$60,000   12/89        10000            10000            10000
$50,000   12/90         9835             9689             9545
$40,000   12/91        14559            12634            13048
$30,000   12/92        15523            13596            14115
$20,000   12/93        16294            14964            15804
$10,000   12/94        15259            15160            15638
$     0   12/95        21017            20849            20811
          12/96        25489            25634            25079
          12/97        33717            34183            31629
          12/98        43127            43959            39489
          12/99        59055            53218            51934

[END PLOT POINTS]


____ Stein Roe Growth Stock Fund, Variable Series    .... S&P 500 Index

- - - - Lipper Variable Annuity Growth Fund Average


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 12/31/89. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund; it is not avaiable for direct investment. Performance numbers reflect all Fund expenses net of any voluntary waiver of expenses by the Manager, but do not include any insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance included the effect of these additional amounts, it would be lower. It is not possible to invest directly in an index. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                               Shares          Value
                                         ------------------ --------------
COMMON STOCKS--93.5%
Finance, Insurance & Real Estate--9.0%
Insurance Carriers--7.5%
American International Group, Inc.             125,000      $13,515,625
Citigroup, Inc. ........................       300,000       16,668,750
                                                            -----------
                                                             30,184,375
                                                            -----------
Nondepository Credit Institutions--1.5%
Fannie Mae .............................       100,000        6,243,750
                                                            -----------
Manufacturing--49.7%
Chemicals & Allied Products--5.2%
Pfizer, Inc. ...........................       270,000        8,758,125
Procter & Gamble Co. ...................        75,000        8,217,187
Warner-Lambert Co. .....................        50,000        4,096,875
                                                            -----------
                                                             21,072,187
                                                            -----------
Communications Equipment--11.4%
Lucent Technologies, Inc ...............       160,000       11,970,000
Motorola, Inc. .........................       100,000       14,725,000
Nokia Corp., ADR .......................        50,000        9,500,000
Telefon AB LM Ericsson .................       150,000        9,853,125
                                                            -----------
                                                             46,048,125
                                                            -----------
Electrical Industrial Equipment--3.8%
General Electric Co. ...................       100,000       15,475,000
                                                            -----------
Electronic Components--4.3%
LSI Logic Corp. (a) ....................       100,000        6,750,000
Texas Instruments, Inc. ................       110,000       10,656,250
                                                            -----------
                                                             17,406,250
                                                            -----------
Food & Kindred Products--1.4%
Coca Cola Co. ..........................       100,000        5,825,000
                                                            -----------
Machinery & Computer Equipment--18.1%
Applied Materials, Inc. (a) ............       100,000       12,668,750
Cisco Systems, Inc. (a) ................       275,000       29,459,375
EMC Corp. (a) ..........................       175,000       19,118,750
Tyco International Ltd. ................       300,000       11,662,500
                                                            -----------
                                                             72,909,375
                                                            -----------
Measuring & Analyzing Instruments--2.3%
Medtronic, Inc. ........................       250,000        9,109,375
                                                            -----------
Stone, Clay, Glass & Concrete--3.2%
Corning, Inc. ..........................       100,000       12,893,750
                                                            -----------
Mining & Energy--2.2%
Oil & Gas Field Services
Enron Corp. ............................       200,000        8,875,000
                                                            -----------
Retail Trade--9.4%
Apparel & Accessory Stores--2.7%
Kohl's Corp. (a) .......................       150,000       10,828,125
                                                            -----------

                                               Shares          Value
                                         ------------------ -----------------
Building, Hardware & Garden Supply-- 5.1%
Home Depot, Inc. .......................       300,000      $20,568,750
                                                            -----------
Miscellaneous Retail--1.6%
Walgreen Co. ...........................       225,000        6,581,250
                                                            -----------
Services--12.1%
Business Services--2.5%
Omnicom Group, Inc. ....................       100,000       10,000,000
                                                            -----------
Computer Related Services--1.9%
America Online, Inc. (a) ...............       100,000        7,543,750
                                                            -----------
Computer Software--7.7%
Microsoft Corp. (a) ....................       140,000       16,345,000
Oracle Corp. (a) .......................       100,000       11,206,250
Veritas Software Corp. (a) .............        25,000        3,578,125
                                                            -----------
                                                             31,129,375
                                                            -----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--11.1%
Broadcasting--5.0%
AT&T Corp-Liberty Media Group,
   Class A (a) .........................       200,000       11,350,000
Clear Channel Communications,
   Inc. (a) ............................       100,000        8,925,000
                                                            -----------
                                                             20,275,000
                                                            -----------
Telecommunication--6.1%
Comcast Corp., Special Class A .........       200,000       10,050,000
MCI WorldCom, Inc. (a) .................       277,500       14,724,844
                                                            -----------
                                                             24,774,844
                                                            -----------
Total Common Stocks
   (cost of $180,558,577) (b) ........................      377,743,281
                                                            -----------

                                                Par
                                           ------------
SHORT-TERM OBLIGATIONS--6.7%
Associates First Capital,
   4.000% 1/3/00 (c) ...................   $19,870,000       19,865,585
Limited, Inc., 5.000% 1/5/00 (c) .......     7,000,000        6,996,111
                                                             ----------
Total Short-Term Obligations
   (cost of $26,861,724) .............................       26,861,696
                                                             ----------
Other Assets & Liabilities, Net--(0.2)% ..............         (769,411)
                                                             ----------
Net Assets--100.0% ...................................     $403,835,566
                                                           ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $180,734,503.
(c) Rate represents yield at date of purchase.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $180,558,577) ..................     $ 377,743,281
Short-term obligations (identified cost $26,861,724) .........................        26,861,696
Cash .........................................................................             4,968
Dividends and tax reclaims receivable ........................................            76,874
Other assets .................................................................            11,533
                                                                                   -------------
  Total assets ...............................................................       404,698,352
                                                                                   -------------
Liabilities:
Payable for fund shares repurchased ..........................................           831,340
Accrued expenses payable .....................................................            31,446
                                                                                   -------------
  Total liabilities ..........................................................           862,786
                                                                                   -------------
Net assets ...................................................................     $ 403,835,566
                                                                                   =============
Net assets represented by:
 Paid-in capital .............................................................     $ 149,020,393
 Accumulated undistributed net investment income .............................                 1
 Accumulated net realized gains on investments ...............................        57,630,329
 Net unrealized appreciation on investments and foreign currency transactions        197,184,843
                                                                                   -------------
Total net assets applicable to outstanding shares of beneficial interest .....     $ 403,835,566
                                                                                   =============
Shares of beneficial interest outstanding ....................................         6,971,384
                                                                                   =============
Net asset value per share ....................................................     $       57.93
                                                                                   =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ....................................................................     $  1,457,901
Interest .....................................................................          523,774
                                                                                   ------------
  Total investment income ....................................................        1,981,675
                                                                                   ------------
Expenses:
 Management fee ..............................................................        1,583,203
 Administration fee ..........................................................          474,944
 Bookkeeping fee .............................................................           32,866
 Transfer agent fee ..........................................................            7,500
 Audit fee ...................................................................           23,050
 Trustees' expense ...........................................................           17,150
 Custodian fee ...............................................................            1,931
 Legal fee ...................................................................            3,034
 Miscellaneous expense .......................................................            9,184
                                                                                   ------------
  Total expenses .............................................................        2,152,862
                                                                                   ------------
Net investment loss ..........................................................         (171,187)
Realized and unrealized gains on investments and foreign currency transactions:
 Net realized gains on investments ...........................................       57,804,211
 Net change in unrealized appreciation/depreciation on investments and
  foreign currency transactions                                                      48,484,104
                                                                                   ------------
Net increase in net assets resulting from operations .........................     $106,117,128
                                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                           Years Ended December 31,
                                                                                      -----------------------------------
                                                                                            1999               1998
                                                                                      ----------------   ----------------
Operations:
 Net investment income (loss) .....................................................    $    (171,187)     $     489,220
 Net realized gains on investments ................................................       57,804,211          8,083,201
 Net change in unrealized appreciation/depreciation on investments ................       48,484,104         50,182,311
                                                                                       -------------      -------------
Net increase in net assets resulting from operations ..............................      106,117,128         58,754,732
                                                                                       -------------      -------------
Distributions declared from:
 Net investment income ............................................................         (488,567)          (590,000)
 Net realized gains ...............................................................       (8,084,420)       (12,603,000)
                                                                                       -------------      -------------
Total distributions ...............................................................       (8,572,987)       (13,193,000)
                                                                                       -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ...................................................       75,332,189         61,216,357
 Cost of fund shares repurchased ..................................................      (49,197,629)       (61,786,672)
 Distributions reinvested .........................................................        8,572,987         13,193,000
                                                                                       -------------      -------------
Net increase in net assets resulting from fund share transactions .................       34,707,547         12,622,685
                                                                                       -------------      -------------
Total increase in net assets ......................................................      132,251,688         58,184,417
Net assets:
 Beginning of year ................................................................      271,583,878        213,399,461
                                                                                       -------------      -------------
 End of year ......................................................................    $ 403,835,566      $ 271,583,878
                                                                                       =============      =============
Accumulated undistributed net investment income included in ending net assets .....    $           1      $     488,568
                                                                                       =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ......................................................................        1,573,831          1,526,333
 Shares repurchased ...............................................................       (1,023,682)        (1,560,693)
 Distributions reinvested .........................................................          182,677            366,676
                                                                                       -------------      -------------
Net increase ......................................................................          732,826            332,316
                                                                                       =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing at least 65% of total net assets in growth companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Foreign currency transactions--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.80% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.80% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $223,365,742 and $212,693,125, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation      $197,726,412
     Gross unrealized depreciation          (717,634)
                                        ------------
      Net unrealized appreciation       $197,008,778
                                        ------------

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Change in Independent Accountants--Based on the recommendation of the Audit Committee of SteinRoe Variable Investment Trust, on August 3, 1999 the Board of Trustees determined not to retain KPMG LLP as the Fund's independent accountant and voted to appoint PricewaterhouseCoopers LLP as independent accountants for the year ended December 31, 1999. During the two most recent fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years or through August 3, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                      Years Ended December 31,
                                               -----------------------------------------------------------------------
                                                   1999           1998           1997           1996           1995
                                               ------------   ------------   ------------   ------------   -----------
Per share operating performance:
Net asset value, beginning of year .........    $  43.53        $  36.13        $ 28.61       $  23.59      $  18.11
                                                --------         -------        -------        -------       --------
Net investment income (loss) (a) ...........       (0.03)           0.08           0.10           0.13          0.15
Net realized and unrealized gains
 on investments ............................       15.79            9.54           8.84           4.89          6.68
                                                --------         -------        -------        -------       --------
Total from investment operations ...........       15.76            9.62           8.94           5.02          6.83
                                                --------         -------        -------        -------       --------
Less distributions:
 From net investment income ................       (0.08)          (0.10)         (0.12)            --         (0.15)
 From net realized gains ...................       (1.28)          (2.12)         (1.30)            --         (1.20)
                                                --------        --------       --------       --------      --------
Total distributions ........................       (1.36)          (2.22)         (1.42)            --         (1.35)
                                                --------        --------       --------       --------      --------
Net asset value, end of year ...............    $  57.93        $  43.53        $ 36.13        $ 28.61       $ 23.59
                                                ========        ========       ========       ========      ========
Total return:
Total investment return (b) ................       36.94%          27.91%         32.28%         21.28%        37.73%
Ratios/supplemental data:
Net assets, end of year (000's) ............    $403,836        $271,584       $213,399       $161,879      $136,834
Ratio of expenses to average
 net assets (c) ............................        0.67%           0.70%          0.71%          0.73%         0.74%
Ratio of net investment income (loss)
 to average net assets (c) .................       (0.05)%          0.21%          0.32%          0.49%         0.72%
Portfolio turnover ratio ...................          70%             40%            28%            35%           41%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

For the fiscal year ended December 31, 1999, the Fund earned $57,691,848 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Money Market Fund, Variable Series, seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, bankers' acceptances and certificates of deposit.

Fund Performance (as of December 31, 1999)

Inception date ................................  1/1/89
Assuming reinvestment of all distributions
   12-month total return ......................    4.79%
Net asset value per share on 12/31/99 .........   $1.00
Net asset value per share on 12/31/98 .........   $1.00

Portfolio Manager's Discussion

     Jane M. Naeseth, senior vice president of Stein Roe & Farnham Incorporated, is portfolio manager of Stein Roe Money Market Fund, Variable Series.

How did you manage the Fund in the past 12 months?

    We shortened average weighted maturity of the portfolio from 40 days on December 31, 1998 to 31 days on June 30, 1999, so that we could reinvest at higher yields after the Federal Reserve raised rates. We then reversed that direction by increasing maturity to 43 days on December 31, 1999.

     The Federal Reserve raised short-term interest rates three times, each by 0.25%, starting in late June. This credit tightening has benefited contract owners by enhancing the income of money market instruments, including corporate notes which rates improved late in 1999.

What other portfolio changes were made over the year?

    We increased holdings of commercial paper from 92.4% of assets to 95.2%. Recently, we added a small amount of new federal discount notes to improve the portfolio's liquidity at year-end.

     As the Federal Reserve flooded markets with cash reserves in anticipation of Year 2000 needs, we had to roll over commercial paper holdings as well to maintain liquidity.

What is your outlook for money market securities?

     We are anticipating that the Federal Reserve will raise interest in one or two moves during the first half of 2000. Our current investment strategy reflects that belief.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Lipper, Inc. is a monitor of mutual fund performance. The Lipper variable annuity money market fund category contained 105, 82 and 59 funds for the 1-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 4.75%, 5.12% and 4.87%, respectively.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                        Amortized
                                         Par              Cost
                                     -------------   ----------------
COMMERCIAL PAPER--95.2%
Asset Securitization Corp.,
   6.060% 2/7/00 (a) ...............  $7,000,000      $   6,956,833
Associates First Capital,
   4.000% 1/3/00 ...................   3,495,000          3,494,223
Banco Bradesco,
   5.510% 2/16/00 ..................   5,500,000          5,462,612
BMW US Capital,
   5.000% 1/5/00 ...................   6,600,000          6,596,334
Cardinal Health,
   6.620% 1/11/00 (a) ..............   6,000,000          5,989,000
Centric Capital,
   6.060% 1/18/00 (a) ..............   5,300,000          5,284,983
Citic Pacific Finance,
   6.000% 1/14/00 ..................   6,000,000          5,987,108
Coca-Cola Co.,
   6.050% 2/18/00 ..................   6,000,000          5,952,000
Countrywide Home Loans,
   6.490% 1/27/00 ..................   6,000,000          5,972,050
Falcon Asset Securitization,
   6.870% 1/7/00 (a) ...............   6,000,000          5,993,150
Federal Home Loan Mortgage,
   5.690% 1/20/00 ..................   2,200,000          2,193,417
Finova Capital,
   6.310% 1/19/00 ..................   6,000,000          5,981,250
Harley-Davidson Funding,
   6.110% 2/24/00 (a) ..............   6,000,000          5,945,550
International Securitization,
   6.550% 1/25/00 (a) ..............   6,000,000          5,974,000
MCI Worldcom,
   6.650% 1/31/00 (a) ..............   6,000,000          5,967,000
Monsanto,
   6.100% 3/22/00 (a) ..............   6,000,000          5,919,000
National Rural Utilities,
   5.980% 3/21/00 ..................   6,000,000          5,921,600
Northern Industries Public
   Service, 7.040% 1/12/00 .........   7,000,000          6,985,945
Old Line Funding,
   6.280% 1/13/00 (a) ..............   6,000,000          5,987,520
Preferred Receivables Funding,
   6.530% 1/4/00 (a) ...............   6,000,000          5,996,750
Procter & Gamble Co.,
   6.100% 2/8/00 ...................   7,000,000          6,955,297
Receivables Capital,
   6.330% 1/10/00 (a) ..............   6,000,000          5,990,565

                                                        Amortized
                                         Par              Cost
                                     -------------   ----------------
7-Eleven,
   6.180% 3/6/00 ...................  $6,000,000      $   5,933,917
Special Purpose Accounts
   Receivable,
   6.170% 2/9/00 (a) ...............   6,000,000          5,960,350
Superior Funding,
   5.980% 1/26/00 (a) ..............   5,000,000          4,979,236
Thames Asset Global,
   6.630% 1/18/00 (a) ..............   6,000,000          5,981,328
Wal Mart Stores Inc.,
   6.560% 1/5/00 (a) ...............   6,000,000          5,995,633
Windmill Funding,
   6.840% 1/20/00 (a) ..............   6,000,000          5,978,467
                                                      -------------
Total Commercial Paper
   (cost of $162,335,118).........................      162,335,118
                                                      -------------
CORPORATE FIXED INCOME BONDS--5.6%
Transportation, Communication, Electric,
   Gas & Sanitary Services--5.6%
Electric, Gas & Sanitary Services--1.8%
Baltimore Gas & Electric Co.,
   5.500% 7/15/00 ..................   3,000,000          2,991,637
                                                      -------------
Telecommunication--3.8%
GTE Corp., 6.390% 9/11/00 ..........   6,500,000          6,507,462
                                                      -------------
Total Corporate Fixed Income Bonds
   (cost of $9,499,099)...........................        9,499,099
                                                      -------------
Total Investments--100.8%
   (cost of $171,834,217)(b)......................      171,834,217
                                                      -------------
Other Assets & Liabilities, Net--(0.8)% ..........       (1,294,922)
                                                      -------------
Net Assets--100.0% ...............................    $ 170,539,295
                                                      =============

Notes to Investment Portfolio:
(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1999, the aggregate amortized cost of the Fund's private placement securities was $94,899,395 which represented 55.6% of net assets. None of these securities was deemed illiquid.
(b) Cost for federal income tax purposes is the same.

    The interest rates listed above reflect the effective rate at the date of purchase except for corporate notes, for which the interest rate represents the instrument's coupon rate.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at amortized cost ..........................................     $ 171,834,217
Cash ....................................................................             1,198
Interest receivable .....................................................           248,924
Other assets ............................................................            18,922
                                                                              -------------
  Total assets ..........................................................       172,103,261
                                                                              -------------
Liabilities:
Payable for fund shares repurchased .....................................         1,563,966
                                                                              -------------
  Total liabilities .....................................................         1,563,966
                                                                              -------------
Net assets ..............................................................     $ 170,539,295
                                                                              =============
Net assets represented by:
 Paid-in capital ........................................................     $ 170,539,295
                                                                              -------------
Total net assets applicable to outstanding shares of beneficial interest      $ 170,539,295
                                                                              =============
Shares of beneficial interest outstanding ...............................       170,541,822
                                                                              =============
Net asset value per share ...............................................     $        1.00
                                                                              =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest ................................................................        $7,044,013
                                                                                 ----------
Expenses:
 Management fee .........................................................           462,410
 Administration fee .....................................................           197,888
 Bookkeeping fee ........................................................            27,200
 Transfer agent fee .....................................................             7,500
 Audit fee ..............................................................            18,325
 Printing expense .......................................................             7,303
 Trustees' expense ......................................................            13,700
 Custodian fee ..........................................................                --
 Legal fee ..............................................................             2,910
 Registration fee .......................................................             7,413
 Miscellaneous expense, net .............................................           (74,697)
                                                                                 ----------
  Total expenses ........................................................           669,952
                                                                                 ----------
Net investment income ...................................................         6,374,061
                                                                                 ----------
Net increase in net assets resulting from operations ....................        $6,374,061
                                                                                 ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                   1999               1998
                                                                             ----------------   ---------------
Operations:
 Net investment income ...................................................    $   6,374,061      $   4,031,872
                                                                              -------------      -------------
Net increase in net assets resulting from operations .....................        6,374,061          4,031,872
                                                                              -------------      -------------
Distributions declared from:
 Net investment income ...................................................       (6,374,061)        (4,031,872)
                                                                              -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................      159,716,698         89,315,213
 Cost of fund shares repurchased .........................................      (96,891,584)       (59,143,689)
 Distributions reinvested ................................................        6,374,061          4,031,872
                                                                              -------------      -------------
Net increase in net assets resulting from fund share transactions ........       69,199,175         34,203,396
                                                                              -------------      -------------
Total increase in net assets .............................................       69,199,175         34,203,396
Net assets:
 Beginning of year .......................................................      101,340,120         67,136,724
                                                                              -------------      -------------
 End of year .............................................................    $ 170,539,295      $ 101,340,120
                                                                              =============      =============
Undistributed net investment income included in ending net assets ........    $          --      $          --
                                                                              =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................      159,716,698         89,315,213
 Shares repurchased ......................................................      (96,891,584)       (59,143,689)
 Distributions reinvested ................................................        6,374,061          4,031,872
                                                                              -------------      -------------
Net increase .............................................................       69,199,175         34,203,396
                                                                              =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income while emphasizing capital preservation from investment in short-term money market instruments. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

 Distributions to shareholders--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--The Manager receives monthly fees equal to 0.35% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.65% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.65% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Change in Independent Accountants--Based on the recommendation of the Audit Committee of SteinRoe Variable Investment Trust, on August 3, 1999 the Board of Trustees determined not to retain KPMG LLP as the Fund's independent accountant and voted to appoint PricewaterhouseCoopers LLP as independent accountants for the year ended December 31, 1999. During the two most recent fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years or through August 3, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                      Years Ended December 31,
                                             ---------------------------------------------------------------------------
                                                    1999             1998          1997          1996          1995
                                             ------------------- ------------- ------------- ------------- -------------
Per share operating performance:
Net asset value, beginning of year .........    $    1.000         $  1.000      $  1.000      $  1.000      $  1.000
                                                ----------         --------      --------      --------      --------
Net investment income (a) ..................         0.047            0.050         0.050         0.049         0.055
Net realized and unrealized gains
 on investments ............................            --               --            --            --            --
                                                ----------         --------      --------      --------      --------
Total from investment operations ...........         0.047            0.050         0.050         0.049         0.055
                                                ----------         --------      --------      --------      --------
Less distributions:
 From net investment income ................        (0.047)          (0.050)       (0.050)       (0.049)       (0.055)
                                                ----------         --------      --------      --------      --------
Net asset value, end of year ...............    $    1.000         $  1.000      $  1.000      $  1.000      $  1.000
                                                ==========         ========      ========      ========      ========
Total return:
Total investment return (b) ................          4.79%            5.17%         5.18%         5.01%         5.62%
Ratios/supplemental data:
Net assets, end of year (000's) ............    $  170,539         $101,340      $ 67,137      $ 65,461      $ 64,992
Ratio of expenses to average net
 assets (c) ................................          0.52%(d)         0.62%         0.65%         0.65%         0.63%
Ratio of net investment income to
 average net assets (c) ....................          4.75%(d)         4.99%         5.05%         4.90%         5.48%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distribution reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Mortgage Securities Fund, Variable Series, seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Fund Performance (as of December 31, 1999)

Inception date ................................   1/1/89
Assuming reinvestment of all distributions
   12-month total return ......................     1.08%
Net asset value per share on 12/31/99 .........   $10.35
Net asset value per share on 12/31/98 .........   $10.79

Portfolio Managers' Discussion

     William M. Wadden is senior vice president for Stein Roe & Farnham Incorporated.

What was the investment environment like over the past 12 months?

     The mortgage market performed well during the first half of 1999, but Y2K jitters that developed during May and June carried over into the third quarter. Y2K fears reached a crescendo during July and August as corporate issuers, financial institutions and asset-backed securities all accelerated issuance ordinarily reserved for the second half of 1999 into the beginning of the third quarter. This surge in issuance caused mortgage spreads to widen dramatically during July and August. During that two-month period, mortgages underperformed Treasuries by 0.81%.

     The mortgage sector finished the year on a strong note, outperforming U.S. Treasuries during each of the final four months of the year. As the Y2K issuance glut passed and market participants began to eye historically wide yield spreads, portfolio managers purchased mortgages in lieu of other sectors. From September through December, mortgages outperformed Treasuries by a cumulative 1.66%, enabling the mortgage sector to post a return edge of 1.13% for the full year 1999. Mortgages also outpaced corporate and asset-backed securities during this time period.

What was the Fund's strategy during the period?

     Three portfolio segments were strong contributors to the Fund's performance during 1999. The first was our investment in premium mortgages. There were times during the first half of 1999, when Treasury prices were falling, that the prices of premium mortgages actually rose. Our position in premium mortgages boosted returns during the second half of 1999 as well. As yields rose further during the latter portion of the year, our premiums experienced better relative valuations when they became more highly valued than par or discount securities.

     Another component of the portfolio that performed well was our investment in asset-backed securities. The Fund can own asset-backed securities backed by residential and commercial mortgages. These securities had come under undue pressure last fall as certain hedge funds were forced to suddenly liquidate their holdings. At that time, we increased our holdings at attractive prices. Since the beginning of 1999, these securities have been the best performers within the domestic fixed income universe.

     The Fund's shorter duration versus the mortgage universe also helped performance. The fund usually maintains an effective duration between 3.25 and
3.5 years. Over the long term, we think the Fund's duration positioning will provide shareholders with attractive returns. Recently, however, we have allowed the Fund's duration to lengthen to 3.9 years. This was in response to the mortgage universe lengthening from 2.5 years at the beginning of 1999 to
4.2 years at year-end. The Fund remains slightly short versus the duration of the mortgage universe. We may further extend the Fund's duration to equal the mortgage universe if market conditions warrant.

     The Fund preserved capital during a period of rising rates and outpaced the average of its peers according to Lipper for the one-year period ended December 31, 1999. Total return with reinvested dividends for the period was 1.08% compared to a 0.45% return for the average mortgage securities fund. The unmanaged Lehman Brothers Mortgage-Backed Securities Index, which is not available for direct investment, rose 1.86% for the period.

What is your outlook for the period ahead?

     The mortgage sector should continue to perform well during the next quarter. The narrowing of the yield difference between mortgages and U.S. Treasuries that occurred during the latter portion of 1999 has left mortgage spreads somewhat wider than the historical average, but not terrifically so. Market implied opinions of future interest rate volatility, an important factor driving yield spread differences, have fallen to below their historical average. This suggests that the mortgage sector is currently fully valued. Mortgage spreads may have some room to narrow further, but such potential remains limited. Coupon pricing relationships within the traditional agency mortgage sector now appear fairly valued. In the agency sector, we prefer pass-throughs to CMOs. In the mortgage-related asset-backed sector, we prefer home equity and home improvement loans. Corporate bond performance has recently lagged the mortgage sector, presenting attractive buying opportunities. Corporates are expected to perform better if interest rates stabilize or begin to decline from present levels.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of December 31, 1999 and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. Government. Up to 20% of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the 1-, 5- and 10-year periods ended December 31, 1999, were 0.45%, 7.28% and 7.40%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.


--------------------------------------------------------------------------------

Stein Roe Mortgage Securities Fund, Variable Series vs. Lipper Variable Annuity U.S. Mortgage Fund Average and Lehman Brothers Mortgage-Backed Securities Index

Growth of a $10,000 Investment December 31, 1989 to December 31, 1999

Average Annual Total Returns on December 31, 1999
        1 Year       5 Years       10 Years
       1.08%         7.34%          7.04%

[LINE CHART PLOT POINTS]

                                       Lehman           Lipper
                     Stein Roe        Brothers         Variable
                      Mortgage     Mortgage-Backed      Annuity
                  Securities Fund,   Securities      U.S. Mortgage
                  Variable Series       Index        Fund Average
$30,000   12/89        10000            10000            10000
$25,000   12/90        10910            11073            10942
$20,000   12/91        12490            12813            12649
$15,000   12/92        13233            13704            13403
$10,000   12/93        14061            14642            14472
$ 5,000   12/94        13841            14406            14032
          12/95        16019            16826            16244
          12/96        16772            17726            16955
          12/97        18288            19409            18525
          12/98        19532            20759            19854
          12/99        19744            21160            20015

[END PLOT POINTS]

____ Stein Roe Mortgage Securities Fund,         ..... Lehman Brothers Mortgage-Backed        - - - - Lipper Variable Annuity
     Variable Series                                   Securities Index                               U.S. Mortgage Fund Average


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of all distributions. Chart assumes a $10,000 investment on 12/31/89. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the Fund; it is not available for direct investment. Performance numbers reflect all Fund expenses net of any voluntary waiver of expenses by the Manager, but do not include any insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance included the effect of these additional amounts, it would be lower. It is not possible to invest directly in an index. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                          Maturities
       Coupon              From/To                  Par                    Value
-------------------   -----------------------   ---------------------   ---------------
GOVERNMENT OBLIGATIONS--70.4%
Government Agencies--62.5%
Collateralized Mortgage Obligations
American Mortgage Trust 1993-3
   8.190%                      2022             $   415,052             $    402,601
                                                                        ------------
Federal Home Loan Mortgage Corp.:
   6.500%                      2009               1,222,437                1,185,765
   7.000%                      2026               1,320,763                1,278,248
   7.500%                 2008-2024               3,534,498                3,518,469
   8.500%                      2006                  50,727                   52,185
  10.500%                 2013-2019                 138,851                  147,639
  10.750%                      2009                 113,585                  122,884
  11.250%                      2009                  48,901                   53,028
  12.000%                 2013-2020                 503,997                  561,077
                                                                        ------------
                                                                           6,919,295
                                                                        ------------
Federal National Mortgage Association.:
   6.000%                 2008-2024               8,752,612                8,339,969
   6.500%                 2009-2024              12,388,818               11,673,221
   7.000%                 2011-2029               4,890,680                4,770,110
   7.500%                      2029               3,996,640                3,951,678
   8.500%                      2028(b)            9,465,740                9,728,982
   9.000%                 2005-2020                  75,599                   78,405
   9.250%                      2018                 467,813                  487,925
  10.000%                 2001-2016                 173,648                  185,662
  10.250%                      2016                 115,993                  123,895
  10.500%                      2001                  17,087                   18,064
  12.250%                      2012                  54,795                   60,822
                                                                        ------------
                                                                          39,418,733
                                                                        ------------
Real Estate Mortgage Investment Conduits
FNR 1999-33 Class AE
 6.000% 2026......                                4,806,565                4,440,305
                                                                        ------------
Government National Mortgage Association:
Fixed Rate Mortgage:
   6.500%                      2024               5,634,154                5,287,258
   8.000%                 2008-2028               3,951,881                3,997,027
   9.000%                 2016-2017                 729,540                  769,402
   9.500%                      2009               3,377,469                3,602,271
  10.000%                      2009                 289,990                  310,919
  11.500%                      2013                 269,655                  299,738
                                                                        ------------
                                                                          14,266,615
                                                                        ------------
Adjustable Rate Mortgage:
   6.625%                      2025                 710,379                  716,815
                                                                        ------------
Total Government Agencies
 (cost of $67,877,836)......                                              66,164,364
                                                                        ------------
Government Obligations--7.9%
U.S. Treasury Notes
   6.375%                      2002(c)            8,325,000                8,343,232
                                                                        ------------

                          Maturities
       Coupon              From/To                  Par                     Value
-------------------   -----------------------   ---------------------   ---------------
Total Government Obligations
 (cost of $8,522,994)......                                             $  8,343,232
                                                                        ------------
Total U.S. Government &
 Agency Obligations
 (cost of $76,400,830)......                                              74,507,596
                                                                        ------------

NON-AGENCY MORTGAGE-BACKED SECURITIES &
 ASSET-BACKED SECURITIES--20.8%
Non-Agency Mortgage-Backed Securities--5.8%
Citicorp Mortgage Securities,
   Inc., Series 1987-10 Class A1,
   10.000% 7/1/17 .................... $   73,894         76,665
Comfed Savings Bank, Series
   1987-1, Class A, 7.550% 1/1/18          73,343         63,808
Glendale Federal Bank, Series
   78-A, Class A, 9.125% 1/25/08           11,833         11,833
Imperial Savings Assoc., Series
   1987-4, Class A, 9.800%
   7/25/17 ...........................     14,752         14,752
Merrill Lynch Mortgage
   Investors, Inc., Series 1995-C3,
   Class A3, 7.059% 12/26/25 .........  2,000,000      1,958,750
Merrill Lynch Trust, Series 20,
   Class D, 8.000% 12/20/18 ..........    530,409        529,592
Nomura Asset Securities Corp.,
   Series 1996-MD5, Class A1B,
   7.120% 4/13/36 ....................  1,000,000        966,560
Residential Funding Mortgage
   Securities, Inc., Series
   1998-HI2, Class A3, 6.330%
   11/25/14 ..........................  1,000,000        972,790
Sears Mortgage Securities, Series
   1987-A, Class 1, 6.500%
   3/25/17 ...........................      1,493          1,493
Structured Asset Securities Corp.,
   Series 1996-CFL:
   Class C, 6.525% 2/25/28 ...........  1,242,500      1,233,181
 Class X1, IO 1.525% 2/25/28 .........  6,776,484        349,667
                                                       ---------
Total Non-Agency Mortgage-Backed
 Securities (cost of $6,324,179) ...................   6,179,091
                                                       ---------
Asset-Backed Securities--15.0%
Advanta Mortgage Loan Trust,
   Series 1997-2, Class M-1,
   7.550% 6/25/27 ....................    900,000        876,447
Amresco Residential Securities
   Mortgage Loan Trust Series
   1996-3, Class A5, 7.550%
   2/25/23 ...........................    949,306        948,774
Asset Securitization Corp., Series
   1997-D5, Class A1C, 6.750%
   2/14/41 ...........................  1,375,000      1,315,918

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                             Par                  Value
                                         ------------         ---------------
Delta Funding Home Equity
   Loan Trust:
   Series 1997-3, Class A6F,
    6.860% 10/25/28 .................... $1,175,000             $  1,124,328
 Series 1998-2, Class A6F,
    6.370% 7/15/28 .....................  1,000,000                  933,060
First Boston Mortgage Securities
   Corp., Series 1993-H1, Class
   IO, 1.844% 9/28/13 ..................  1,457,639                    7,288
First Plus Home Loan Trust,
   Series 1997-4, Class B1,
   7.690% 9/11/23 ......................    500,000                  399,922
Green Tree Financial Corp.,
   Series 1997-6, Class A8,
   7.070% 1/15/29 ......................  1,408,766                1,338,412
Green Tree Home Improvement
   Loan Trust, Series 1994-A,
   Class A, 7.050% 3/15/14 .............    242,181                  239,041
LB Commercial Conduit
   Mortgage Trust, Series
   1998-C4, Class A1B, 6.210%
   10/15/08 ............................  1,800,000                1,647,000
Master Financial Asset
   Securitization Trust, Series
   1998-2, Class A4, 7.070%
   9/20/24 .............................  1,000,000                  901,580
Mego Mortgage Home Loan Trust:
 Series 1997-3, Class M1,
   7.500% 8/25/23 ......................  1,500,000                1,435,965
 Series 1997-3, Class CTFS,
    8.010% 8/25/23 .....................    500,000                  403,750
Mid-State Trust, Series 6, Class
   A1, 7.340% 7/1/35 ...................  1,765,811                1,716,192
Option One Mortgage Securities
   Corp., Series 1999-B, Class 2A,
   9.660% 3/26/29 ......................  1,398,709                1,376,415
UCFC Home Equity Loan, Series
   1997-C, Class A7, 6.845%
   1/15/29 .............................  1,275,000                1,243,610
                                                                ------------
Total Asset-Backed Securities
    (cost of $16,605,828) ..................................      15,907,702
                                                                ------------
Total Non-Agency Mortgage-Backed
   Securities & Asset-Backed Securities
   (cost of $22,930,007) ...................................      22,086,793
                                                                ------------

                                             Par                   Value
                                       --------------         ----------------
CORPORATE FIXED INCOME--5.0%
Finance, Insurance & Real Estate--2.3%
Financial Services--1.3%
Zurich Capital Trust, 8.376%
   6/1/37 (a) .......................... $1,450,000             $  1,383,605
                                                                ------------
Holding & Other Investment Offices--1.0%
GMAC Euro 6.750% 7/10/02 ...............  1,000,000                  985,000
                                                                ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--2.7%
Electric, Gas & Sanitary Services--1.3%
Noram Energy Corp., 6.500%
   2/1/08 ..............................  1,500,000                1,385,160
                                                                ------------
Electric Services--1.4%
National Power PLC, 7.125%
   7/11/01 .............................  1,500,000                1,506,525
                                                                ------------
Total Corporate Fixed Income
    (cost of $5,450,765) ...................................       5,260,290
                                                                ------------
Total Investments (d)--96.2%
    (cost of $104,781,602) (d) .............................     101,854,679
                                                                ------------
Short-term Obligations--8.0%
Commercial Paper--8.0%
Associates Corp. of North
   America 4.000% 1/3/00 (e) ...........  5,070,000                5,068,873
Merrill Lynch & Co., 6.310%
   1/19/00 (e) .........................  3,400,000                3,390,480
                                                                ------------
Total Short-term Obligations
    (cost of $8,459,353) ...................................       8,459,353
                                                                ------------
                                                                 110,314,032
Other Assets & Liabilities--(4.2)% .........................      (4,416,230)
                                                                ------------
Net Assets--100.0% .........................................    $105,897,802
                                                                ============

Notes to Investment Portfolio:
(a) Private Placement security. These securities generally are issued to the institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution. Any resale must be in an exempt transaction, normally to other institutional investors.
    At December 31, 1999, the value of the Fund's restricted security was $1,383,605 which represented 1.3% of net assets. This security is not deemed to be illiquid.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.
(c) This security, or a portion thereof, with a total market value of $6,915,111 is being used to collateralize the delayed delivery purchase indicated in note (b) above.
(d) Cost for federal income tax purposes is the same.
(e) Rate represents yield at date of purchase.

  Acronym                Name
-----------------   --------------
  IO                Interest Only

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $104,781,602) .............    $101,854,679
Short-term obligations (identified cost $8,459,353)......................       8,459,353
Receivable for fund shares sold .........................................         923,801
Interest receivable .....................................................         872,164
Receivable for investments sold .........................................          89,750
Cash ....................................................................           1,133
Other assets ............................................................           8,576
                                                                             ------------
  Total assets ..........................................................     112,209,456
                                                                             ------------
Liabilities:
Payable for investments purchased .......................................       6,072,817
Payable for fund shares purchased .......................................         136,698
Accrued expenses payable ................................................          29,507
Other liabilities .......................................................          72,632
                                                                             ------------
  Total liabilities .....................................................       6,311,654
                                                                             ------------
Net assets ..............................................................    $105,897,802
                                                                             ============
Net assets represented by:
 Paid-in capital ........................................................    $105,417,249
 Accumulated undistributed net investment income ........................       6,395,789
 Accumulated net realized losses on investments .........................      (2,988,313)
 Net unrealized depreciation on investments .............................      (2,926,923)
                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest     $105,897,802
                                                                             ============
Shares of beneficial interest outstanding ...............................      10,228,724
                                                                             ============
Net asset value per share ...............................................    $      10.35
                                                                             ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Interest .................................................................   $  7,086,265
                                                                             ------------
Expenses:
 Management fee ..........................................................        405,687
 Administrative fee ......................................................        153,092
 Bookkeeping fee .........................................................         26,308
 Transfer agent fee ......................................................          7,500
 Printing expense ........................................................             --
 Audit fee ...............................................................         16,925
 Trustees' expense .......................................................         13,700
 Custodian fee ...........................................................         12,041
 Legal fee ...............................................................             --
 Miscellaneous expense, net ..............................................         (9,715)
                                                                             ------------
Total expenses ...........................................................        625,538
                                                                             ------------
Net investment income ....................................................      6,460,727
Realized and unrealized losses on investments:
 Net realized losses on investments ......................................       (204,777)
 Net change in unrealized appreciation/depreciation on investments .......     (5,084,514)
                                                                             ------------
Net increase in net assets resulting from operations .....................   $  1,171,436
                                                                             ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                   1999               1998
                                                                             ----------------   ---------------
Operations:
 Net investment income ...................................................    $   6,460,727      $   4,985,263
 Net realized gains (losses) on investments ..............................         (204,777)           252,574
 Net change in unrealized appreciation/depreciation on investments .......       (5,084,514)           272,011
                                                                              -------------      -------------
Net increase in net assets resulting from operations .....................        1,171,436          5,509,848
                                                                              -------------      -------------
Distributions declared from:
 Net investment income ...................................................       (5,059,928)        (4,580,000)
                                                                              -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................       25,773,295         29,203,191
 Cost of fund shares repurchased .........................................      (17,739,463)       (15,193,948)
 Distributions reinvested ................................................        5,059,928          4,580,000
                                                                              -------------      -------------
Net increase in net assets resulting from fund share transactions ........       13,093,760         18,589,243
                                                                              -------------      -------------
Total increase in net assets .............................................        9,205,268         19,519,091
Net assets:
 Beginning of year .......................................................       96,692,534         77,173,443
                                                                              -------------      -------------
 End of year .............................................................    $ 105,897,802      $  96,692,534
                                                                              =============      =============
Accumulated undistributed net investment income included
 in ending net assets ....................................................    $   6,395,789      $   5,059,907
                                                                              =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................        2,477,267          2,745,216
 Shares repurchased ......................................................       (1,704,846)        (1,424,260)
 Distributions reinvested ................................................          492,693            448,138
                                                                              -------------      -------------
Net increase .............................................................        1,265,114          1,769,094
                                                                              =============      =============

                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

 Organization--Stein Roe Mortgage Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income by investing at least 65% of total net assets in mortgage pass through certificates. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices. The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded daily on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

 Other--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--The Manager receives a monthly fee equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Expense limits--The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (including management fee) exceed 0.70% annually of the Fund's average daily net assets.

For the year ended December 31, 1999, the Fund's operating expenses, as defined above, did not exceed the 0.70% expense limit.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment Activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $40,293,787 and $27,083,889, respectively.

Unrealized appreciation (depreciation) at December 31, 1999 based on cost of investments for both financial statement and federal income tax purposes was:

     Gross unrealized appreciation     $   402,082
     Gross unrealized depreciation      (3,329,005)
                                       -----------
      Net unrealized depreciation      $(2,926,923)
                                       -----------

 Capital loss carryforwards--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of       Capital loss
  expiration     carryforward
-------------   -------------
   2002           $2,401,000
   2003              224,000
   2004              114,000
   2007              132,000
                  ----------
                  $2,871,000
                  ----------

Change in Independent Accountants--Based on the recommendation of the Audit Committee of SteinRoe Variable Investment Trust, on August 3, 1999 the Board of Trustees determined not to retain KPMG LLP as the Fund's independent accountant and voted to appoint PricewaterhouseCoopers LLP as independent accountants for the year ended December 31, 1999. During the two most recent fiscal years, KPMG LLP's audit reports contained no adverse opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years or through August 3, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                               Years Ended December 31,
                                                      --------------------------------------------------------------------------
                                                             1999            1998        1997           1996            1995
                                                      ------------------ ----------- ----------- ------------------ ------------
Per share operating performance:
Net asset value, beginning of year ..................    $   10.79         $ 10.73     $  9.84      $   10.16         $  9.28
                                                         ---------         -------     -------      ---------         -------
Net investment income (a) ...........................         0.66            0.55        0.68           0.78            0.57
Net realized and unrealized gains (losses)
 on investments .....................................        (0.55)           0.14        0.21          (0.30)           0.89
                                                         ---------         -------     -------      ---------         -------
Total from investment operations ....................         0.11            0.69        0.89           0.48            1.46
                                                         ---------         -------     -------      ---------         -------
Less distributions:
 Dividends from net investment income ...............        (0.55)          (0.63)         --          (0.80)           (0.58)
                                                         ---------         -------     -------      ---------         --------
Net asset value, end of year ........................    $   10.35         $ 10.79     $ 10.73      $    9.84         $ 10.16
                                                         =========         =======     =======      =========         ========
Total return:
Total investment return (b) .........................         1.08%           6.80%       9.04%          4.70%           15.74%
Ratios/supplemental data:
Net assets, end of year (000's) .....................    $ 105,898         $96,693     $77,173      $  76,009         $101,778
Ratio of expenses to average net assets (c) .........         0.64%(d)        0.70%       0.70%          0.70%(e)         0.69%
Ratio of net investment income to average
 net assets (c) .....................................         6.29%(d)        5.91%       6.59%          6.71%(f)         6.76%
Portfolio turnover ratio (g) ........................           28%              8%         29%            72%             112%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from the investment Manager, this ratio would have been 0.72% for the year ended December 31, 1996.
(f) Computed giving effect to the investment Manager's expense limitation undertaking.
(g) Portfolio turnover includes dollar roll transactions.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Mortgage Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Mortgage Securities Fund, Variable Series (the "Fund"), (a series of SteinRoe Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Small Company Growth Fund, Variable Series, invests at least 65% of its assets in common stocks of small-cap companies. The Fund invests in companies that compete in large and growing markets and possess ready access to capital, leading market share, strong management teams with ownership interests, and a business strategy designed to fully exploit future growth opportunities.

Fund Performance (as of December 31, 1999)

Inception date ................................   1/1/89
Assuming reinvestment of all distributions
   12-month total return ......................    48.02%
Net asset value per share on 12/31/99 .........   $20.16
Net asset value per share on 12/31/98 .........   $13.62

Portfolio Manager's Discussion

     On July 19, 1999 William Garrison assumed full portfolio management responsibility for the Fund, formerly known as Special Venture Fund, Variable Series. Mr. Garrison is a vice president of Stein Roe & Farnham Incorporated.

What was the investment environment over the past year?

     The investment environment may be characterized by three factors: a very positive sentiment towards growth stocks; the technology sector rally; and a very favorable initial public offering market. These three factors greatly benefited the Fund's performance, particularly in the fourth quarter when the portfolio returned 35.39%. The past year represented a potential turning point for small-cap growth stocks as they outperformed large-cap growth stocks for the first year since 1993 (source: Russell 2000 Growth Index vs. Russell 1000 Growth Index).

What was the Fund's strategy during the period?

     Since taking over management in the fall of 1998, we broadened the Fund's diversification in both the number of its holdings and the size of those companies. At the end of the period, the median market capitalization of companies we held increased to about $1.2 billion. Among the Fund's holdings, 10 stocks held for the entire year contributed slightly more than one-fifth (about 21%) of the portfolio's appreciation; newly-public companies contributed nearly one-third (approximately 30%) of the Fund's return. The majority of these stocks were in the technology sector. Approximately one-half of this amount (about 15% of the Fund's return) was due to short-term investments in newly-public companies (investments sold within two weeks of purchase). Returns attributable to investments in newly-issued public companies reflected the very favorable initial public offering market and may not be sustainable.

     The Fund experienced a somewhat higher turnover rate as part of its repositioning process. At year end, the portfolio held 137 stocks. The single largest stock, Independent Energy Holdings, represented 2.5% of total net assets. We believe our fundamental and quantitative research and management strategy will provide investors with attractive risk-adjusted returns over the long term.

What is your outlook for the period ahead?

     We see investors continuing to search for opportunities among small and mid-sized growth companies, particularly in the high-growth technology sector. The initial public offering market should also prove attractive. There is a heightened awareness of small-company stocks among investors, and any marginal increase in asset allocation towards small-cap stocks can have a very significant impact on returns for the asset class. We continue to find many interesting new stocks in the small-cap sector and believe the group remains very attractively valued on a relative basis.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 1999, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment. Effective April, 1999, the Fund's Advisor currently limits expenses to 0.80% of average net assets. Absent this limit, total returns would be less. Lipper, Inc. is a monitor of mutual fund performance. The variable annuity small-cap funds category contained 125, 31 and 8 funds for the 1-, 5- and 10-year periods, respectively. For these periods the returns for the Lipper peer group average were 38.37%, 19.91% and 15.67%, respectively.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Stein Roe Small Company Growth Fund, Variable Series vs. Lipper Variable Annuity
    Small-Cap Funds Average, S&P Small Cap 600 Index and Russell 2000 Index

Growth of a $10,000 Investment December 31, 1989 to December 31, 1999

     Average Annual Total Returns on December 31, 1999
        1 Year       5 Years       10 Years
       48.02%         13.36%        13.91%

[LINE CHART PLOT POINTS]

                         Stein Roe                                                       Lipper
                       Small Company                                                 Variable Annuity
                        Growth Fund,        S&P Small Cap         Russell 2000       Small-Cap Funds
                      Variable Series         600 Index              Index               Average
$60,000   12/89            10000                10000                10000                10000
$50,000   12/90             9109                 7631                 8052                 9218
$40,000   12/91            12502                11331                11759                14892
$30,000   12/92            14312                13716                13924                17961
$20,000   12/93            19419                16293                16553                22083
$10,000   12/94            19650                15514                16252                21911
          12/95            21959                20163                20875                28164
          12/96            27875                24462                24320                33977
          12/97            30052                30720                29757                40643
          12/98            24853                30317                28999                41208
          12/99            36785                34094                35178                57001

[END PLOT POINTS]

____ Stein Roe Small Company         .... S&P Small Cap      - - - Lipper Variable Annuity Small-Cap     ---- Russell 2000 Index
     Growth Fund, Variable Series         600 Index                Funds Average


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Chart assumes a $10,000 investment on 12/31/89. Total return performance includes changes in share price and reinvestment of all distributions. Each index mentioned in the above discussion is an unmanaged group of stocks that differ from the composition of the Fund; indices are not available for direct investment. Performance numbers reflect all Fund expenses net of any voluntary waiver of expenses by the Manager, but do not include any insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance included the effect of these additional amounts, it would be lower. Funds that emphasize investments in smaller conpanies may experience greater price volatility. It is not possible to invest directly in an index. Source: Lipper, Inc., a monitor of mutual fund performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                  Shares             Value
                                                                           --------------------   --------------
COMMON STOCKS--94.3%
Construction--0.7%
Building Construction
Astec Industries, Inc. (a) .............................................          16,600          $    312,287
Insituform Technologies, Inc.,
   Class A (a) .........................................................          23,000               649,750
                                                                                                  ------------
                                                                                                       962,037
                                                                                                  ------------
Finance, Insurance & Real Estate--5.3%
Depository Institutions--1.6%
Cullen/Frost Bankers, Inc. .............................................          45,600             1,174,200
Silicon Valley Bancshares (a) ..........................................          22,000             1,089,000
                                                                                                  ------------
                                                                                                     2,263,200
                                                                                                  ------------
Financial Services--2.1%
eSpeed, Inc., Class A (a) ..............................................           7,800               277,387
The Profit Recovery Group
   International, Inc. (a) .............................................          11,400               302,813
U.S. Trust Corp. .......................................................          30,400             2,437,700
                                                                                                  ------------
                                                                                                     3,017,900
                                                                                                  ------------
Holding Companies--0.4%
Commerce Bancorp, Inc. .................................................          12,300               497,380
                                                                                                  ------------
Insurance Carriers--0.3%
E.W. Blanch Holdings, Inc. .............................................           7,400               453,250
                                                                                                  ------------
Security Brokers & Dealers--0.9%
Legg Mason, Inc. .......................................................          33,600             1,218,000
                                                                                                  ------------
Manufacturing--31.2%
Chemicals & Allied Products--8.6%
Alkermes, Inc. (a) .....................................................          15,200               746,700
Alpharma, Inc., Class A ................................................          46,300             1,423,725
DUSA Pharmaceuticals, Inc. (a)                                                    25,900               738,150
IDEC Pharmaceuticals Corp. (a)                                                    11,900             1,169,175
Jones Pharma, Inc. .....................................................          38,550             1,674,515
Maxygen, Inc. (a) ......................................................           9,100               646,100
Medicis Pharmaceutical Corp.,
   Class A (a) .........................................................          30,400             1,293,900
MedImmune, Inc. (a) ....................................................           7,200             1,194,300
Shire Pharmaceuticals Group
   ADR (a) .............................................................          36,493             1,062,869
The Geon Co. ...........................................................          40,700             1,322,750
The Scotts Co., Class A (a) ............................................          18,200               732,550
                                                                                                  ------------
                                                                                                    12,004,734
                                                                                                  ------------
Communications Equipment--2.7%
Comverse Technology, Inc. (a)                                                     11,350             1,642,913
El Sitio, Inc. (a) .....................................................           7,800               286,650
Inter-Tel, Inc. ........................................................          47,800             1,195,000
ITC DeltaCom, Inc. (a) .................................................          25,500               704,437
                                                                                                  ------------
                                                                                                     3,829,000
                                                                                                  ------------
Electric Machinery, Computer & Supplies--0.7%
Dionex Corp. (a) .......................................................          24,500             1,009,093
                                                                                                  ------------

                                                                                  Shares             Value
                                                                           --------------------   ---------------
Electronic & Electrical Equipment--3.5%
Alaska Communications
   Systems Holding, Inc. (a) ...........................................          46,800          $    579,150
CTS Corp. ..............................................................          18,200             1,371,825
Kemet Corp. (a) ........................................................          18,000               811,125
Official Payments Corp. (a) ............................................          19,800             1,029,600
QRS Corp. (a) ..........................................................          10,200             1,063,987
                                                                                                  ------------
                                                                                                     4,855,687
                                                                                                  ------------
Electronic Components--4.6%
Burr-Brown Corp. (a) ...................................................          48,000             1,734,000
Concord Camera Corp. (a) ...............................................          19,300               439,075
LTX Corp. ..............................................................          38,800               868,150
Micrel, Inc. (a) .......................................................          20,400             1,161,525
Plexus Corp. (a) .......................................................          25,500             1,122,000
Rudolph Technologies, Inc. (a)                                                     3,900               130,650
Vitesse Semiconductor Corp. (a)                                                   19,800             1,038,262
                                                                                                  ------------
                                                                                                     6,493,662
                                                                                                  ------------
Fabricated Metal--0.5%
Tower Automotive, Inc. (a) .............................................          45,700               705,493
                                                                                                  ------------
Food & Kindred Products--1.1%
Canandaigua Brands, Inc.,
   Class A (a) .........................................................          20,000             1,020,000
Smithfield Foods, Inc. (a) .............................................          21,100               506,400
                                                                                                  ------------
                                                                                                     1,526,400
                                                                                                  ------------
Furniture & Fixtures--0.8%
Ethan Allen Interiors, Inc. ............................................          33,800             1,083,712
                                                                                                  ------------
Machinery & Computer Equipment--3.5%
C-Cube Microsystems, Inc. (a) ..........................................          23,200             1,444,200
Lam Research Corp. (a) .................................................           8,500               948,281
Novellus Systems, Inc. (a) .............................................           8,400             1,029,262
Xircom, Inc. (a) .......................................................          19,000             1,425,000
                                                                                                  ------------
                                                                                                     4,846,743
                                                                                                  ------------
Measuring & Analyzing Instruments--2.3%
JDS Uniphase Corp. (a) .................................................           7,200             1,161,450
MedQuist, Inc. (a) .....................................................          16,500               425,905
Orbotech Ltd. (a) ......................................................          21,750             1,685,625
                                                                                                  ------------
                                                                                                     3,272,980
                                                                                                  ------------
Printing & Publishing--0.3%
Harte-Hanks, Inc. ......................................................          21,000               456,750
                                                                                                  ------------
Rubber & Plastic--0.9%
AptarGroup, Inc. .......................................................          50,600             1,271,325
                                                                                                  ------------
Stone, Clay, Glass & Concrete--0.7%
Gentex Corp. (a) .......................................................          34,400               954,600
                                                                                                  ------------
Textile Mill Products--0.6%
Mohawk Industries, Inc. (a) ............................................          32,100               846,638
                                                                                                  ------------
Transportation Equipment--0.4%
Westinghouse Air Brake Co. .............................................          32,802               582,236
                                                                                                  ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                  Shares             Value
                                                                           --------------------   --------------
Mining & Energy--2.4%
Metal Mining--0.5%
Stillwater Mining Co. (a) ..............................................          21,000          $    669,375
                                                                                                  ------------
Oil & Gas Extraction--1.6%
Cal Dive International, Inc. (a) .......................................          18,000               596,250
Pogo Producing Co. .....................................................          50,600             1,037,300
Santa Fe Snyder Corp. (a) ..............................................          88,400               707,200
                                                                                                  ------------
                                                                                                     2,340,750
                                                                                                  ------------
Oil & Gas Field Services--0.3%
UTI Energy Corp. (a) ...................................................          16,600               382,838
                                                                                                  ------------
Retail--5.5%
Apparel & Accessory Stores--0.4%
Ann Taylor Stores Corp. (a) ............................................          16,100               554,444
                                                                                                  ------------
Auto Dealers & Gas Stations--0.8%
O'Reilly Automotive, Inc. (a) ..........................................          49,200             1,057,800
                                                                                                  ------------
General Merchandise Stores--1.3%
99 Cents Only Stores (a) ...............................................          13,300               508,725
Ames Department Stores, Inc. (a)                                                  21,700               625,231
Tuesday Morning Corp. (a) ..............................................          33,600               619,500
                                                                                                  ------------
                                                                                                     1,753,456
                                                                                                  ------------
Home Furnishings & Equipment--0.5%
Linens 'n Things, Inc. (a) .............................................          23,000               681,375
                                                                                                  ------------
Miscellaneous Retail--0.9%
Zale Corp. (a) .........................................................          25,500             1,233,563
                                                                                                  ------------
Restaurants--1.6%
Applebee's International, Inc. .........................................          26,400               778,800
CEC Entertainment, Inc. (a) ............................................          35,000               993,125
Ruby Tuesday, Inc. .....................................................          28,900               525,619
                                                                                                  ------------
                                                                                                     2,297,544
                                                                                                  ------------
Services--32.0%
Amusement & Recreation--1.2%
Westwood One, Inc. (a) .................................................          22,350             1,698,600
                                                                                                  ------------
Business Services--1.8%
Iron Mountain, Inc. (a) ................................................          25,000               982,813
SEI Investment Co. .....................................................          10,900             1,297,270
Sensar Corp. (a) .......................................................           4,300               255,850
                                                                                                  ------------
                                                                                                     2,535,933
                                                                                                  ------------
Computer Related Services--19.2%
AVT Corp. (a) ..........................................................          12,300               578,100
Actuate Corp. (a) ......................................................          56,400             2,418,150
American Management Systems,
   Inc. (a) ............................................................          25,800               809,475
Art Technology Group, Inc. (a)                                                    13,900             1,807,000
CacheFlow, Inc. (a) ....................................................           4,000               522,750
Catalina Marketing Corp. (a) ...........................................           9,600             1,111,200
Entrust Technologies, Inc. (a) .........................................          16,900             1,012,944

                                                                                  Shares             Value
                                                                           --------------------   --------------
Focal Communications
   Corp. (a) ...........................................................          41,500          $  1,001,188
InterVU, Inc. (a) ......................................................          17,800             1,869,000
Interwoven, Inc. (a) ...................................................           3,800               462,175
ION Networks, Inc. (a) .................................................          21,200               474,350
JNI Corp. (a) ..........................................................           9,200               607,200
Kronos, Inc. (a) .......................................................          19,450             1,167,000
Lason, Inc. (a) ........................................................          16,400               180,400
Macromedia, Inc. (a) ...................................................          28,400             2,076,750
Mercury Interactive Corp. (a) ..........................................          28,000             3,022,250
MRV Communications, Inc. (a)                                                      46,100             2,898,538
National Computer
   Systems, Inc. .......................................................          36,100             1,358,263
National Instruments Corp. (a) .........................................          32,550             1,245,038
SalesLogix Corp. (a) ...................................................          12,700               521,494
SonicWall, Inc. (a) ....................................................           7,800               313,950
The BISYS Group, Inc. (a) ..............................................          22,400             1,461,600
                                                                                                  ------------
                                                                                                    26,918,815
                                                                                                  ------------
Computer Software--8.0%
Allscripts, Inc. (a) ...................................................          14,000               616,000
Bluestone Software, Inc. (a) ...........................................           8,900             1,023,500
BroadVision, Inc. (a) ..................................................          10,100             1,717,631
Clarus Corp. (a) .......................................................          17,100             1,128,600
CyberSource Corp. (a) ..................................................          16,700               864,225
Integrated Systems, Inc. (a) ...........................................          31,100             1,043,794
Intraware, Inc. (a) ....................................................           9,500               750,500
SPSS, Inc. (a) .........................................................          14,800               373,700
Symantec Corp. (a) .....................................................          24,200             1,418,725
TSI International Software
   Ltd. (a) ............................................................          17,000               962,625
VERITAS Software Corp. (a) .............................................           8,550             1,223,719
                                                                                                  ------------
                                                                                                    11,123,019
                                                                                                  ------------
Education Services--0.4%
Devry, Inc. (a) ........................................................          26,500               493,563
                                                                                                  ------------
Engineering, Accounting, Research &
   Management--0.2%
Tetra Tech, Inc. (a) ...................................................          21,000               322,875
                                                                                                  ------------
Health Services--1.2%
ChromaVision Medical Systems,
   Inc. (a) ............................................................          38,900               593,225
IDEXX Laboratories, Inc. (a) ...........................................          14,800               238,650
Renal Care Group, Inc. (a) .............................................          33,600               785,400
                                                                                                  ------------
                                                                                                     1,617,275
                                                                                                  ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--15.6%
Air Transportation--0.9%
SkyWest, Inc. ..........................................................          44,500             1,246,000
                                                                                                  ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (Continued)
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

                                                                                    Shares             Value
                                                                             --------------------   --------------
Broadcasting--2.6%
Cumulus Media, Inc., Class A (a)                                                     25,200         $  1,278,900
Radio One, Inc. (a) ......................................................           11,900            1,094,800
Radio Unica Corp. (a) ....................................................           19,200              554,400
Salem Communications Corp.,
   Class A (a) ...........................................................           29,200              660,650
                                                                                                    ------------
                                                                                                       3,588,750
                                                                                                    ------------
Communications--2.4%
Acme Communications, Inc. (a)                                                         7,900              262,675
InterVoice-Brite, Inc. (a) ...............................................           15,400              364,306
Jones Intercable, Inc., Class A (a)                                                  15,200            1,053,550
TeleCorp PCS, Inc. (a) ...................................................           19,600              744,800
The Titan Corp. (a) ......................................................           19,200              908,400
                                                                                                    ------------
                                                                                                       3,333,731
                                                                                                    ------------
Electric, Gas & Sanitary Services--0.4%
Calpine Corp. (a) ........................................................            8,400              537,600
                                                                                                    ------------
Electric Services--2.5%
Independent Energy Holdings
   ADR (a) ...............................................................          106,500            3,547,781
                                                                                                    ------------
Motor, Freight & Warehousing--1.5%
American Freightways Corp. (a)                                                       28,400              459,725
US Freightways Corp. .....................................................           33,100            1,584,663
                                                                                                    ------------
                                                                                                       2,044,388
                                                                                                    ------------
Telecommunications--3.6%
LightPath Technologies, Inc.,
   Class A (a) ...........................................................           20,000              373,750
Media 100, Inc. (a) ......................................................           22,500              594,844
Pinnacle Holdings, Inc. (a) ..............................................           48,900            2,072,138
Primus Telecommunications
   Group, Inc. (a) .......................................................           22,600              864,450
The Management Network
   Group, Inc. (a) .......................................................           11,700              381,713
TranSwitch Corp. (a) .....................................................           10,800              783,675
                                                                                                    ------------
                                                                                                       5,070,570
                                                                                                    ------------

                                                                                    Shares             Value
                                                                             --------------------   --------------
Transportation Services--1.7%
Circle International Group, Inc.                                                     37,500         $    834,375
Expeditors International
   Washington, Inc. ......................................................           16,000              701,000
GetThere.com, Inc. (a) ...................................................           20,100              809,025
                                                                                                    ------------
                                                                                                       2,344,400
                                                                                                    ------------
Wholesale Trade--1.6%
Durable Goods--0.8%
Cytyc Corp. (a) ..........................................................           18,500            1,129,656
                                                                                                    ------------
Nondurable Goods--0.8%
Barrett Resources Corp. (a) ..............................................           24,200              712,388
Priority Healthcare Corp.,
   Class B (a) ...........................................................           14,700              425,381
                                                                                                    ------------
                                                                                                       1,137,769
                                                                                                    ------------
Total Common Stocks
   (cost of $90,711,173)(b) ...............................................................          131,812,690
                                                                                                    ------------

                                                                                     Par
                                                                                 -------------
SHORT-TERM OBLIGATIONS--5.0%
Commercial Paper
Associates First Capital, 4.000% (c)
   1/3/00 ................................................................       $7,010,000            7,008,442
                                                                                                       ---------
Other Assets & Liabilities--0.7% ..........................................................            1,028,021
                                                                                                       ---------
Net Assets--100.0% ........................................................................         $139,849,153
                                                                                                    ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $90,828,341.
(c) The interest rate is the effective rate at the date of purchase.

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series / December 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $90,711,173)...............    $ 131,812,690
Short-term obligations ..................................................        7,008,442
Receivable for investments sold .........................................        1,879,437
Receivable for fund shares sold .........................................          442,578
Dividends receivable ....................................................           13,545
Cash ....................................................................            2,122
Other assets ............................................................           14,956
                                                                             -------------
  Total assets ..........................................................      141,173,770
                                                                             -------------
Liabilities:
Payable for investments purchased .......................................        1,013,147
Payable for fund shares repurchased .....................................          290,815
Accrued expenses payable ................................................           20,655
                                                                             -------------
  Total liabilities .....................................................        1,324,617
                                                                             -------------
Net assets ..............................................................    $ 139,849,153
                                                                             =============
Net assets represented by:
 Paid-in capital ........................................................    $ 110,802,555
 Accumulated net realized losses on investments .........................      (12,054,919)
 Net unrealized appreciation on investments .............................       41,101,517
                                                                             -------------
Total net assets applicable to outstanding shares of beneficial interest     $ 139,849,153
                                                                             =============
Shares of beneficial interest outstanding ...............................        6,935,289
                                                                             =============
Net asset value per share ...............................................    $       20.16
                                                                             =============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
Dividends ................................................................     $   257,282
Interest .................................................................         251,588
                                                                               -----------
  Total investment income ................................................         508,870
                                                                               -----------
Expenses:
 Management fee ..........................................................         569,580
 Administration fee ......................................................         170,856
 Bookkeeping fee .........................................................          26,588
 Transfer agent fee ......................................................           7,500
 Audit fee ...............................................................          13,175
 Trustees' expense .......................................................          13,700
 Legal fee ...............................................................           1,584
 Miscellaneous expense, net ..............................................         (42,563)
                                                                               -----------
  Total expenses .........................................................         760,420
                                                                               -----------
Net investment loss ......................................................        (251,550)
Realized and unrealized gains on investments:
 Net realized gains on investments .......................................      18,757,777
 Net change in unrealized appreciation/depreciation on investments .......      27,154,393
                                                                               -----------
Net increase in net assets resulting from operations .....................     $45,660,620
                                                                               ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                   1999               1998
                                                                             ----------------   ---------------
Operations:
 Net investment losses ...................................................    $    (251,550)     $    (352,416)
 Net realized gains (losses) on investments ..............................       18,757,777        (30,757,173)
 Net change in unrealized appreciation/depreciation on investments .......       27,154,393            239,589
                                                                              -------------      -------------
Net increase (decrease) in net assets resulting from operations ..........       45,660,620        (30,870,000)
                                                                              -------------      -------------
Distributions declared from:
 Net investment income ...................................................               --            (51,000)
 Net realized gains ......................................................               --        (16,912,000)
                                                                              -------------      -------------
Total distributions ......................................................               --        (16,963,000)
                                                                              -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................        9,740,636         24,033,730
 Cost of fund shares repurchased .........................................      (47,481,249)       (61,824,339)
 Distributions reinvested ................................................               --         16,963,000
                                                                              -------------      -------------
Net decrease in net assets resulting from fund share transactions ........      (37,740,613)       (20,827,609)
                                                                              -------------      -------------
Total increase (decrease) in net assets ..................................        7,920,007        (68,660,609)
Net assets:
 Beginning of year .......................................................      131,929,146        200,589,755
                                                                              -------------      -------------
 End of year .............................................................    $ 139,849,153        131,929,146
                                                                              =============      =============
Accumulated net investment income included in ending net assets ..........    $          --      $          --
                                                                              =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................          665,991          1,645,338
 Shares repurchased ......................................................       (3,418,708)        (4,101,552)
 Distributions reinvested ................................................               --            998,996
                                                                              -------------      -------------
Net decrease .............................................................       (2,752,717)        (1,457,218)
                                                                              =============      =============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

 Organization--Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), formerly Stein Roe Special Venture Fund, Variable Series, a series of SteinRoe Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital growth by investing in equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Inc. ("Stein Roe"), (the "Manager") provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreements with the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1999, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Security valuation and transactions--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

 Federal income taxes--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

 Interest income, debt discount and premium--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

 Distributions to shareholders--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 Other--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

 Management and Administrative fees--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

 Bookkeeping fee--The Manager provides bookkeeping and pricing services for $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

 Transfer agent fee--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

 Other--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

 Investment activity--During the year ended December 31, 1999, purchases and sales of investments, other than short term obligations, were $120,311,205 and $154,628,487, respectively.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation     $45,094,119
     Gross unrealized depreciation      (4,109,770)
                                       -----------
      Net unrealized appreciation      $40,984,349
                                       -----------

 Capital loss carryforward--At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

   Year of      Capital loss
 expiration     carryforward
------------   -------------
  2006         $11,938,000

 Other--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

 Change in Independent Accountants

Based on the recommendation of the Audit Committee of SteinRoe Variable Investment Trust, on August 3, 1999 the Board of Trustees determined not to retain KPMG LLP's as the Fund's independent accountant and voted to appoint PricewaterhouseCoopers LLP as independent accountants for the year ended December 31,1999. During the two most recent fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years or through August 3, 1999.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Stein Roe Small Company Growth Fund,
Variable Series
--------------------------------------------------------------------------------

                                                                           Years Ended December 31,
                                                    ----------------------------------------------------------------------
                                                           1999             1998         1997         1996       1995
                                                    ------------------ ------------- ------------ ------------ -----------
Per share operating performance:
Net asset value, beginning of year     -               $   13.62         $  18.00     $  20.73     $  16.33    $  14.74
                                                       ---------         --------      -------      -------     --------
Net investment income (loss) (a)     -                     (0.03)           (0.04)        0.01         0.04        0.04
Net realized and unrealized gains (losses) on
 investments     -                                          6.57            (2.77)        1.25         4.36        1.69
                                                       ---------         --------      -------      -------     --------
Total from investment operations     -                      6.54            (2.81)        1.26         4.40        1.73
                                                       ---------         --------      -------      -------     --------
Less distributions:
 Dividends from net investment income     -                   --               --        (0.03)          --       (0.04)
 Distributions from net realized gains on
  investments     -                                           --            (1.57)       (3.96)          --       (0.10)
                                                       ---------         --------      --------     --------    --------
Total distributions     -                                     --            (1.57)       (3.99)          --       (0.14)
                                                       ---------         --------      --------     --------    --------
Net asset value, end of year     -                     $   20.16         $  13.62     $  18.00     $  20.73    $  16.33
                                                       =========         ========      ========     ========    ========
Total return:
 Total investment return (b)     -                         48.02%          (17.30)%       7.81%       26.94%      11.75%
Ratios/supplemental data:
Net assets, end of year (000's)     -                  $ 139,849         $131,929     $200,590     $196,216    $143,248
Ratio of expenses to average net assets (c)     -           0.72%(d)         0.75%        0.73%        0.75%       0.76%
Ratio of net investment gain (loss) to average
 net assets (c)     -                                      (0.27)%(d)       (0.22)%       0.04%        0.20%       0.26%
Portfolio turnover ratio     -                               110%             103%          93%         100%        132%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), formerly Stein Roe Special Venture Fund, Variable Series, (a series of SteinRoe Variable Investment Trust) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

                      Investment Manager and Administrator
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                                Chicago, IL 60606

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                                Boston, MA 02105

                                    Custodian
                        State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                  Legal Counsel
                             Bell, Boyd & Lloyd LLC
                           Three First National Plaza
                             70 West Madison Street
                                Chicago, IL 60602

                                  The Trustees
                                John A. Bacon Jr.
                                 William W. Boyd
                                  Lindsay Cook
                                Douglas A. Hacker
                              Janet Langford Kelly
                                Charles R. Nelson
                               Thomas C. Theobald

                                      2/00

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712
















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